                               TABLE OF CONTENTS

Letter to Policyholders..........................  1
Economic Snapshot................................  2
Comstock Portfolio Performance Results...........  3
  Portfolio Management Review....................  4
  Portfolio of Investments.......................  6
  Statement of Assets and Liabilities............  8
  Statement of Operations........................  9
  Statement of Changes in Net Assets............. 10
  Financial Highlights........................... 11
Emerging Growth Portfolio Performance Results.... 12
  Portfolio Management Review.................... 13
  Portfolio of Investments....................... 15
  Statement of Assets and Liabilities............ 17
  Statement of Operations........................ 18
  Statement of Changes in Net Assets............. 19
  Financial Highlights........................... 20
Enterprise Portfolio Performance Results......... 21
  Portfolio Management Review.................... 22
  Portfolio of Investments....................... 24
  Statement of Assets and Liabilities............ 26
  Statement of Operations........................ 27
  Statement of Changes in Net Assets............. 28
  Financial Highlights........................... 29
Growth and Income Portfolio Performance
  Results........................................ 30
  Portfolio Management Review.................... 31
  Portfolio of Investments....................... 33
  Statement of Assets and Liabilities............ 35
  Statement of Operations........................ 36
  Statement of Changes in Net Assets............. 37
  Financial Highlights........................... 38
Morgan Stanley Real Estate Portfolio Performance
  Results........................................ 39
  Portfolio Management Review.................... 40
  Portfolio of Investments....................... 42
  Statement of Assets and Liabilities............ 43
  Statement of Operations........................ 44
  Statement of Changes in Net Assets............. 45
  Financial Highlights........................... 46
Strategic Stock Portfolio Performance Results.... 47
  Portfolio Management Review.................... 48
  Portfolio of Investments....................... 50
  Statement of Assets and Liabilities............ 51
  Statement of Operations........................ 52
  Statement of Changes in Net Assets............. 53
  Financial Highlights........................... 54
Notes to Financial Statements.................... 55

LIT SAR DOM 8/99
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                            LETTER TO POLICYHOLDERS

July 20, 1999

Dear Policyholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,


[SIG]
Richard F. Powers, III

Chairman
Van Kampen Asset Management Inc.

[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

    The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH
    The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT
    In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION
    Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates 0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK
    Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      June 30, 1997, through June 30, 1999
                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 1997                                                                   6.5000                             2.3000
                                                                           6.0000                             2.2000
                                                                           5.5000                             2.2000
Sep 1997                                                                   6.2500                             2.2000
                                                                           5.7500                             2.1000
                                                                           5.6875                             1.8000
Dec 1997                                                                   6.5000                             1.7000
                                                                           5.5625                             1.6000
                                                                           5.6250                             1.4000
Mar 1998                                                                   6.1250                             1.4000
                                                                           5.6250                             1.4000
                                                                           5.6875                             1.7000
Jun 1998                                                                   6.0000                             1.7000
                                                                           5.5625                             1.7000
                                                                           5.9375                             1.6000
Sep 1998                                                                   5.7500                             1.5000
                                                                           5.2500                             1.5000
                                                                           4.8750                             1.5000
Dec 1998                                                                   4.0000                             1.6000
                                                                           4.8125                             1.7000
                                                                           4.8750                             1.6000
Mar 1999                                                                   5.1250                             1.7000
                                                                           4.9375                             2.3000
                                                                           4.5000                             2.1000
Jun 1999                                                                   4.0000                             2.0000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                        VAN KAMPEN LIFE INVESTMENT TRUST

                               COMSTOCK PORTFOLIO

 TOTAL RETURNS
Life-of-Portfolio cumulative total return based on NAV(1)...     0.70%
Commencement date...........................................  04/30/99

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Portfolio shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

The Portfolio being offered is through a variable annuity contract.

                          PORTFOLIO MANAGEMENT REVIEW

                               COMSTOCK PORTFOLIO

The following is an interview with the portfolio management team of the Van Kampen Life Investment Trust--Comstock Portfolio. The team is led by B. Robert Baker, Jr., senior portfolio manager, Jason Leder and Edie Terreson, portfolio managers, and Stephen L. Boyd, chief investment officer for equity investments. The following excerpts reflect their views on the Portfolio's performance since its inception on April 30, 1999, through June 30, 1999.

Q CAN YOU DESCRIBE THE STOCK MARKET ENVIRONMENT SINCE THE INCEPTION OF THE PORTFOLIO?

A Investors displayed confidence in the U.S. stock market as global economies showed new strength and the domestic economy remained healthy. The Dow Jones Industrial Average broke past the 11,000 point milestone in
May and fluctuated in the upper 10,000 point range for the rest of the period. For value-oriented portfolios such as the Comstock Portfolio, the second quarter of 1999 was very favorable. Investors became more willing to pursue undervalued, economically sensitive stocks rather than seek the perceived safety of blue-chip growth companies, which they had preferred earlier in the year.

Q     WHAT WAS YOUR STRATEGY IN SEEKING TO MEET THE PORTFOLIO'S OBJECTIVE?

A We consistently seek to invest in undervalued stocks that we believe have the potential for future price appreciation. To do this, we look for companies that are temporarily out of favor in the marketplace, meaning their stock prices are lower than we believe they should be. Then, we apply basic fundamental analysis to determine whether the company is sound and has the potential to reach its fair value. When we find a company that we think is undervalued and fundamentally sound, we consider adding it to the Portfolio.

Q     HOW HAVE YOU APPLIED THIS STRATEGY IN INVESTING THE PORTFOLIO'S NEW
      ASSETS?

A The utility sector is currently an undervalued area of the market, so we've built up a significant weighting here. These stocks have struggled this year, although recently their performance has improved relative to the rest of the market. In accordance with our value strategy, we remain heavily weighted in utilities because their valuations continue to be low and we believe the fundamentals of this sector are attractive.
    Cyclical stocks--including commodities such as paper, oil, and other raw materials--are also well represented in the Portfolio. Lately, these stocks have been cheap compared to the rest of the market, so we invested substantially in this area.

Q     WHICH STOCKS SUPPORTED PORTFOLIO PERFORMANCE?

A Cyclical stocks performed well in the second quarter of 1999, and we saw favorable returns from paper company Boise Cascade and retailer Federated Department Stores. Other large holdings that have helped the Portfolio's total return since inception included United HealthCare and Bell Atlantic. Remember that not all stocks in the Portfolio performed well, and there is no guarantee that any of these stocks will perform as well in the future.

Q     WHAT FACTORS WORKED AGAINST THE PORTFOLIO?

A The sluggish performance of utility stocks year to date had a negative effect on the Portfolio. In addition, we were disappointed by one of our largest holdings, Tenet Healthcare, which has lost 21 percent since the
Portfolio's inception. This company is struggling with the challenges imposed by managed care and changing Medicare reimbursement policies. On the plus side, Tenet recently purchased a number of failing hospitals in the Philadelphia area and has been turning them around faster than expected. We view Tenet as a long-term holding and have maintained our investment.

Q     HOW DID THE PORTFOLIO PERFORM SINCE ITS INCEPTION?

A From April 30, 1999, to June 30, 1999, the Portfolio achieved a total return of 0.70 percent(1). By comparison, the Standard & Poor's 500 Index returned 3.12 percent for the same period, and the Lipper Growth and
Income Fund Index, which more closely resembles the Portfolio, returned 2.62 percent. The S&P 500 Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth and Income Fund Index reflects the average performance of the 30 largest growth and income funds. Past performance is no guarantee of future results.
    Keep in mind that these indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities represented by these indices. Please refer to the chart and footnotes on page 3 for additional Portfolio performance results.

Q     WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO FOR THE REMAINDER OF THE YEAR?

A The U.S. economy is still growing steadily and inflation remains subdued. In addition, overseas economies appear to be regaining their strength after two turbulent years. The U.S. stock market reflects these positive conditions, as investors are showing a renewed interest in undervalued, economically sensitive stocks. We will continue to be vigilant in assessing your Portfolio's holdings as well as potential new investments in our efforts to achieve the Portfolio's objective.


B. Robert Baker, Jr.
Senior Portfolio Manager
Comstock Portfolio

Jason Leder
Portfolio Manager
Comstock Portfolio

Edie Terreson
Portfolio Manager
Comstock Portfolio

Stephen L. Boyd
Chief Investment Officer
Equity Investments

 COMSTOCK PORTFOLIO                                     PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

           Description              Shares   Market Value
---------------------------------------------------------
COMMON STOCKS  88.5%
CONSUMER DISTRIBUTION  3.1%
Consolidated Stores Corp. (a).....     240    $    6,480
Federated Department Stores,
  Inc. (a)........................     200        10,587
Saks, Inc. (a)....................     530        15,304
                                              ----------
                                                  32,371
                                              ----------
CONSUMER NON-DURABLES  5.5%
Dial Corp.........................     380        14,131
Payless Shoesource, Inc. (a)......     210        11,235
Philip Morris Cos., Inc...........     810        32,552
                                              ----------
                                                  57,918
                                              ----------
CONSUMER SERVICES  0.4%
Mirage Resorts, Inc. (a)..........     230         3,853
                                              ----------
ENERGY  9.2%
Atlantic Richfield Co.............     120        10,027
BP Amoco PLC -- ADR (United
  Kingdom)........................      90         9,765
Chevron Corp......................     140        13,326
Diamond Offshore Drilling, Inc....     140         3,973
ENSCO International, Inc..........     380         7,576
Halliburton Co....................     170         7,693
Rowan Cos., Inc. (a)..............     370         6,822
Texaco, Inc.......................     170        10,625
Ultramar Diamond Shamrock.........     310         6,762
Unocal Corp.......................     290        11,491
USX -- Marathon Group.............     260         8,466
                                              ----------
                                                  96,526
                                              ----------
FINANCE  13.1%
AMBAC Financial Group, Inc........     370        21,136
Aon Corp..........................      90         3,713
Bank One Corp.....................      70         4,169
BankAmerica Corp..................     140        10,264
Bear Stearns Cos., Inc............     200         9,350
Chase Manhattan Corp..............      70         6,064
Everest Reinsurance Holdings,
  Inc.............................     160         5,220
LandAmerica Financial Group,
  Inc.............................     120         3,450
Liberty Financial Cos., Inc.......      70         2,039
Providian Financial Corp..........     320        29,920
Torchmark, Inc....................     210         7,166
United Asset Management Corp......     140         3,185
Washington Mutual, Inc............     480        16,980
Wells Fargo Company...............     340        14,535
                                              ----------
                                                 137,191
                                              ----------
HEALTHCARE  9.5%
Aetna, Inc........................      50         4,472
American Home Products Corp.......     200        11,500
HEALTHSOUTH Corp. (a).............     400         5,975
Mylan Laboratories, Inc...........     210         5,565
Rhone-Poulenc, SA, Class A
  -- ADR (France).................     440        20,295
Tenet Healthcare Corp. (a)........   1,970        36,568
United HealthCare Corp............     250        15,656
                                              ----------
                                                 100,031
                                              ----------

           Description              Shares   Market Value
---------------------------------------------------------
PRODUCER MANUFACTURING  4.4%
Waste Management, Inc.............     860    $   46,225
                                              ----------
RAW MATERIALS/PROCESSING
  INDUSTRIES
  12.4%
Barrick Gold Corp.................     280         5,425
Bethlehem Steel Corp. (a).........   1,020         7,841
Boise Cascade Corp................     490        21,009
British Steel PLC -- ADR (United
  Kingdom)........................     200         5,213
Champion International Corp.......     270        12,926
Freeport-McMoRan Copper & Gold,
  Inc., Class B (a)...............     640        11,480
Homestake Mining Co...............     560         4,585
Imperial Chemical Industries
  PLC -- ADR (United Kingdom).....     200         7,950
International Paper Co............     189         9,550
Kimberly Clark Corp...............     260        14,820
Louisiana-Pacific Corp............     350         8,312
Placer Dome, Inc..................     470         5,552
Temple-Inland Inc.................      70         4,778
USX -- U.S. Steel, Inc............     420        11,340
                                              ----------
                                                 130,781
                                              ----------
TECHNOLOGY  8.2%
American Power Conversion
  Corp. (a).......................     620        12,477
Avnet, Inc........................     110         5,115
BMC Software, Inc. (a)............     150         8,100
Check Point Software Technologies
  Ltd. (a)........................     200        10,725
Cognex Corp. (a)..................     460        14,519
Comverse Technology, Inc. (a).....      90         6,795
ECI Telecommunications Ltd........     190         6,306
Hewlett-Packard Co................      30         3,015
SunGard Data Systems, Inc. (a)....     550        18,975
                                              ----------
                                                  86,027
                                              ----------
TRANSPORTATION  0.6%
Canadian National Railway Co. ....     100         6,700
                                              ----------
UTILITIES  22.1%
BEC Energy........................     360        14,850
Bell Atlantic Corp................     180        11,768
Carolina Power & Light Co.........     180         7,706
Central & South West Corp.........     320         7,480
Constellation Energy Group........     190         5,629
DTE Energy Co.....................     490        19,600
Edison International..............     260         6,955
Entergy Corp......................     180         5,625
FirstEnergy Corp..................     240         7,440
GPU, Inc..........................     260        10,969
Idacorp Inc.......................     320        10,080
Illinova Corp.....................     280         7,630
New Century Energies, Inc.........     420        16,301
Northern States Power Co..........     180         4,354
OGE Energy Corp...................     420         9,975
PacifiCorp........................     170         3,124
PG&E Corp. .......................     160         5,200

                                               See Notes to Financial Statements

 COMSTOCK PORTFOLIO                         PORTFOLIO OF INVESTMENTS (CONTINUED)

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

           Description              Shares   Market Value
---------------------------------------------------------
UTILITIES (CONTINUED)
Pinnacle West Capital Corp........     200    $    8,050
Public Service Co. of New
  Mexico..........................     320         6,360
Public Service Enterprise Group...     200         8,175
Reliant Energy, Inc...............     620        17,127
Texas Utilities Co................     670        27,637
Unicom Corp.......................     260        10,026
                                              ----------
                                                 232,061
                                              ----------

              Description                Market Value
-----------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  88.5%
    (Cost $934,264)....................   $  929,684
REPURCHASE AGREEMENT  10.9%
DLJ Mortgage Acceptance Corp. ($115,000
  par collateralized by U.S. Government
  obligations in a pooled cash account,
  dated 6/30/99, to be sold on 7/1/99
  at $115,015)
  (Cost $115,000)......................      115,000
                                          ----------
TOTAL INVESTMENTS  99.4%
    (Cost $1,049,264)..................    1,044,684
OTHER ASSETS IN EXCESS OF
  LIABILITIES  0.6%....................        5,900
                                          ----------
NET ASSETS  100.0%.....................   $1,050,584
                                          ----------

(a) Non-income producing security as this stock currently does not declare dividends.

ADR -- American Depository Receipt

                                               See Notes to Financial Statements

 COMSTOCK PORTFOLIO                          STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments, including repurchase agreement of
  $115,000 (Cost $1,049,264)................................  $1,044,684
Cash........................................................       3,344
Receivables:
  Expense Reimbursement by Adviser..........................      14,746
  Investments Sold..........................................       9,664
  Dividends.................................................       1,866
                                                              ----------
      Total Assets..........................................   1,074,304
                                                              ----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      10,367
  Distributor and Affiliates................................       5,673
Accrued Expenses............................................       6,006
Trustees' Deferred Compensation and Retirement Plans........       1,674
                                                              ----------
      Total Liabilities.....................................      23,720
                                                              ----------
NET ASSETS..................................................  $1,050,584
                                                              ==========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,044,412
Accumulated Net Realized Gain...............................       7,792
Accumulated Undistributed Net Investment Income.............       2,960
Net Unrealized Depreciation.................................      (4,580)
                                                              ----------
NET ASSETS..................................................  $1,050,584
                                                              ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $1,050,584 and 104,351 shares of
  beneficial interest issued and outstanding)...............  $    10.07
                                                              ==========

                                               See Notes to Financial Statements

 COMSTOCK PORTFOLIO                                      STATEMENT OF OPERATIONS

 For the Period April 30, 1999 (Commencement of Investment Operations) to June
                              30, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $69).........  $ 3,735
Interest....................................................      875
                                                              -------
    Total Income............................................    4,610
                                                              -------
EXPENSES:
Accounting..................................................    5,580
Custody.....................................................    3,100
Reports to Shareholders.....................................    3,100
Audit.......................................................    2,480
Trustees' Fees and Related Expenses.........................    2,043
Investment Advisory Fee.....................................    1,042
Legal.......................................................       93
                                                              -------
    Total Expenses..........................................   17,438
    Expense Reduction.......................................   15,788
                                                              -------
    Net Expenses............................................    1,650
                                                              -------
NET INVESTMENT INCOME.......................................  $ 2,960
                                                              =======
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 7,792
                                                              -------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      -0-
  End of the Period.........................................   (4,580)
                                                              -------
Net Unrealized Depreciation During the Period...............   (4,580)
                                                              -------
NET REALIZED AND UNREALIZED GAIN............................  $ 3,212
                                                              =======
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 6,172
                                                              =======

                                               See Notes to Financial Statements

 COMSTOCK PORTFOLIO                           STATEMENT OF CHANGES IN NET ASSETS

 For the Period April 30, 1999 (Commencement of Investment Operations) to June
                              30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                             Period Ended
                                                             June 30, 1999
--------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................  $    2,960
Net Realized Gain...........................................       7,792
Net Unrealized Depreciation During the Period...............      (4,580)
                                                              ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       6,172
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      44,412
                                                              ----------
TOTAL INCREASE IN NET ASSETS................................      50,584
NET ASSETS:
Beginning of the Period.....................................   1,000,000
                                                              ----------
End of Period (Including accumulated undistributed net
  investment income of $2,960)..............................  $1,050,584
                                                              ==========

                                               See Notes to Financial Statements

 COMSTOCK PORTFOLIO                                         FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the period indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                               April 30, 1999
                                                                (Commencement
                                                                of Investment
                                                                  Operations)
                                                             to June 30, 1999
-----------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................      $10.000
                                                                  -------
  Net Investment Income.....................................         .028
  Net Realized and Unrealized Gain..........................         .040
                                                                  -------
Total from Investment Operations............................         0.68
                                                                  -------
Net Asset Value, End of the Period..........................      $10.068
                                                                  =======
Total Return*...............................................        0.70%**
Net Assets at End of the Period (In millions)...............      $   1.1
Ratio of Expenses to Average Net Assets*....................         .95%
Ratio of Net Investment Income to Average Net Assets*.......        1.70%
Portfolio Turnover..........................................           9%**
 * If certain expenses had not been assumed by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
Ratio of Expenses to Average Net Assets.....................       10.00%
Ratio of Net Investment Income to Average Net Assets........       (7.36%)
                                                                  -------

** Non-Annualized

                                               See Notes to Financial Statements

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                        VAN KAMPEN LIFE INVESTMENT TRUST

                           EMERGING GROWTH PORTFOLIO

 TOTAL RETURNS
Six-month total return based on NAV(1)......................    21.97%
One-year total return based on NAV(1).......................    37.33%
Three-year average annual total return based on NAV(1)......    26.33%
Life-of-Portfolio average annual total return based on
  NAV(1)....................................................    28.94%
Commencement date...........................................  07/03/95

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Portfolio shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

The Portfolio being offered is through a variable annuity contract.

                          PORTFOLIO MANAGEMENT REVIEW

                           EMERGING GROWTH PORTFOLIO

The following is an interview with the portfolio management team of the Van Kampen Life Investment Trust--Emerging Growth Portfolio. The team is led by Gary
M. Lewis, senior portfolio manager; Dudley Brickhouse, Janet Luby, and David Walker, portfolio managers; and Stephen L. Boyd, chief investment officer for equity investments.

Q     WHAT MARKET FACTORS AFFECTED THE PORTFOLIO DURING THE REPORTING PERIOD?

A As has been its trademark recently, the stock market was volatile during the first six months of 1999. The Dow Jones Industrial Average passed two significant milestones during the reporting period--10,000 in late March and 11,000 in early May. Small-cap stocks, measured by the Russell 2000, performed solidly if not spectacularly during the six months, as most of the market's upward movement was propelled by larger stocks. Investors' anticipation of an interest-rate increase placed downward pressure on the stock market late in the reporting period, particularly among growth stocks. In response to this shift from growth investments, investors began to favor cyclical stocks. The Federal Reserve did indeed raise interest rates on the last day of the reporting period, but, because the increase was widely expected, the effect on stock prices was limited.

Q     SO HOW DID YOU MANAGE THE PORTFOLIO IN RESPONSE TO THESE EVENTS?

A Our investment strategy has worked well for us in the past, so we didn't alter our stock-selection approach when market conditions shifted. As always, our technique was to look for stocks with rising earnings expectations and rising valuations, and we invested in those companies we believed had the potential to outperform earnings expectations. Conversely, we sold stocks if their underlying companies' earnings estimates or valuations were declining. We consistently manage the Portfolio from the "bottom up," meaning that we evaluate each company individually before deciding to invest.
    As the reporting period went on, it became increasingly difficult to identify stocks that met our investment criteria. That's because the market began to favor cyclical stocks in the last few months of the reporting period. As a result, we moved into a handful of cyclical stocks with high-growth characteristics.

Q     WHAT WERE SOME OF THE PORTFOLIO'S BEST PERFORMERS DURING THE PERIOD?

A Companies involved in wireless communications were particularly successful investments for the Portfolio. This is a burgeoning market, and these companies are benefiting greatly from the transition from analog to digital systems. During the reporting period we purchased Qualcomm, which was one of the Portfolio's best performers. Leading cellular phone manufacturer Nokia continued to be a mainstay of the Portfolio and performed very well during the reporting period, as did RF Micro Devices, a component supplier to Nokia.
    Many Internet companies continued to appreciate in value, although we shifted our focus from service companies to firms that provide the Internet's infrastructure. Holdings from this area that helped the Portfolio's return included Exodus Communications, Cisco Systems, Broadcom, and Uniphase.
    The performance of the Portfolio was also enhanced significantly by VISX, a leading manufacturer of equipment used for laser vision-correction; Gemstar International, best known for its VCR Plus+ product; and Echostar Communications, a company providing direct-broadcast satellite-television service.
    We also found success with a number of our retail holdings--especially those that could capitalize on consumer demand for technology. Companies like Tandy and Circuit City, newly purchased during the period, and Best Buy, a longtime holding in the Portfolio, performed very well because they were beneficiaries of this increased demand.

Q     DID ANY STOCKS HURT THE PORTFOLIO?

A Some technology stocks were hurt by concerns about the year 2000 phenomenon--namely, that corporate spending on computer hardware, software, and services would slow down in the face of companies' need to focus on critical year 2000 projects. Technology companies whose performance suffered included Compuware, Legato Systems, and New Era of Networks. We sold our position in Dell Computer, not only because of concerns about the year 2000 problem, but also because intense price competition in the personal-computer market helped drive down the company's stock price and led to downward revisions of Dell's estimated earnings.
    Other disappointments included cable, satellite, and on-line service-provider CSG Systems and Tricon Global, the restaurant company chain that manages Kentucky Fried Chicken, Pizza Hut, and Taco Bell. Financial services companies were relative underperformers during the reporting period as fears of an interest-rate hike weighed on the sector. Examples of laggards in this area were banking companies such as Firstar, Fifth Third Bancorp, and Amsouth Bancorporation.

Q     HOW DID THE PORTFOLIO PERFORM OVERALL?

A As a result of our successful stock selection--especially in the technology area--the Portfolio performed extremely well, achieving a six-month total return of 21.97 percent(1) as of June 30, 1999. By comparison the Standard & Poor's 400 MidCap Index returned 6.86 percent, and the Russell 2000 Index returned 9.28 percent.
    The Portfolio invests primarily in companies whose market capitalizations fall within the range of the companies composing the Standard & Poor's 400 MidCap Index. This range is between approximately $247 million and $11 billion, as of June 30, 1999. The S&P 400 MidCap Index is a broad-based index that reflects the general performance of 400 domestic mid-cap stocks, and the Russell 2000 Index reflects the general performance of small-cap stocks. These indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments represented by these indices. Please refer to the chart and footnotes on page 12 for additional portfolio performance results. Past performance does not guarantee future results.

Q     WHAT DO YOU SEE AHEAD FOR THE PORTFOLIO THROUGH THE END OF THE YEAR?

A We're anticipating that continued market volatility will have an impact on the Portfolio. Concerns about interest rates will make for an interesting next six months, and questions about the year 2000 problem will affect investors' decisions--although to what extent is uncertain. We do think that corporate spending on the year 2000 problem will lead to a slowdown in the software industry, because firms may delay their purchases of new software until after the new year. Also, we continue to adjust to a new "day trading" stock market culture, which has led to a new standard of volatility.
    Through all of these situations, we will continue to do what has worked well for us in the past, which is invest according to our discipline. In volatile times our job is more difficult because it can be challenging to find stocks that meet our criteria. In that case, we search harder for stocks whose valuations are increasing or for those stocks whose valuations are declining the least. Either way, we have confidence in our investment strategy and stick with it during all types of market conditions.

Gary M. Lewis
Senior Portfolio Manager
Emerging Growth Portfolio
David Walker
Portfolio Manager
Emerging Growth Portfolio

Dudley Brickhouse
Portfolio Manager
Emerging Growth Portfolio
Stephen L. Boyd
Chief Investment Officer
Equity Investments

Janet Luby
Portfolio Manager
Emerging Growth Portfolio

 EMERGING GROWTH PORTFOLIO                              PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

           Description             Shares   Market Value
--------------------------------------------------------
COMMON STOCKS  92.5%
CONSUMER DISTRIBUTION  14.1%
American Eagle Outfitters (a)....   8,500   $   386,750
AnnTaylor Stores Corp. (a) ......   5,400       243,000
Bed Bath & Beyond, Inc. (a)......  13,500       519,750
Best Buy Co., Inc. (a)...........  45,000     3,037,454
BJ's Wholesale Club, Inc. (a)....   5,000       150,312
Circuit City Stores-Circuit City
  Group..........................  18,750     1,743,750
Consolidated Stores Corp. (a)....   7,500       202,500
Family Dollar Stores, Inc. ......  16,000       384,000
Home Depot, Inc. ................  11,000       708,812
Lexmark International Group,
  Inc., Class A (a)..............  16,500     1,090,031
Lowe's Cos., Inc. ...............   8,400       476,175
Ross Stores, Inc. ...............   2,500       125,938
Staples, Inc. (a)................  16,000       495,000
Tandy Corp. .....................  25,000     1,221,875
Tiffany & Co. ...................   4,800       483,200
TJX Cos., Inc. ..................   8,700       289,819
                                            -----------
                                             11,538,366
                                            -----------
CONSUMER DURABLES  1.5%
Gentex Corp. (a).................   4,500       126,000
Harley-Davidson, Inc. ...........   6,400       348,000
Hasbro, Inc. ....................  11,800       329,662
Maytag Corp. ....................   5,700       397,219
                                            -----------
                                              1,200,881
                                            -----------
CONSUMER NON-DURABLES  2.9%
Abercrombie & Fitch Co., Class
  A (a)..........................  21,000     1,008,000
Intimate Brands, Inc., Class A...  12,075       572,053
Linens 'n Things, Inc. (a).......   9,500       415,625
Nike, Inc., Class B..............   2,200       139,288
Tommy Hilfiger Corp. (a).........   3,900       286,650
                                            -----------
                                              2,421,616
                                            -----------
CONSUMER SERVICES  8.8%
Adelphia Communications Corp.,
  Class A (a)....................   3,500       222,688
Brinker International, Inc.
  (a)............................   3,700       100,594
Cablevision Systems Corp., Class
  A (a)..........................   9,500       665,000
CBS Corp. (a)....................   7,800       338,812
Clear Channel Communications,
  Inc. (a).......................  21,079     1,453,134
Comcast Corp., Class A...........  10,700       411,281
Darden Restaurants, Inc. ........   5,500       119,969
Hispanic Broadcasting Corp.
  (a)............................   3,000       227,625
Infospace.Com, Inc. (a)..........   2,600       122,200
International Network Services
  (a)............................   6,300       254,362
Mandalay Resort Group (a)........   5,000       105,625
Metris Cos., Inc. ...............   5,000       203,750
Omnicom Group, Inc. .............   9,500       760,000
Outback Steakhouse, Inc. (a).....  13,500       530,719
Outdoor Systems, Inc. (a)........   7,500       273,750
SFX Entertainment, Inc., Class A
  (a)............................   3,400       217,600
TMP Worldwide, Inc. .............   4,800       304,800

           Description             Shares   Market Value
--------------------------------------------------------
CONSUMER SERVICES (CONTINUED)
Univision Communications, Inc.,
  Class A (a)....................   9,000   $   594,000
Valassis Communications, Inc.
  (a)............................   8,000       293,000
                                            -----------
                                              7,198,909
                                            -----------
ENERGY  0.8%
Amerada Hess Corp. ..............   3,700       220,150
Apache Corp. ....................   9,500       370,500
Vastar Resources, Inc. ..........   1,400        73,412
                                            -----------
                                                664,062
                                            -----------
FINANCE  3.7%
Capital One Financial Corp. .....  16,000       891,000
First Tennessee National
  Corp. .........................   4,300       164,744
Firstar Corp. ...................  16,000       448,000
Hertz Corp., Class A.............   2,700       167,400
Knight/Trimark Group, Inc., Class
  A (a)..........................   3,400       205,062
Marsh & McLennan Cos., Inc. .....   2,400       181,200
Northern Trust Corp. ............   3,200       310,400
Old Kent Financial Corp. ........   3,675       153,891
Providian Financial Corp. .......   5,500       514,250
                                            -----------
                                              3,035,947
                                            -----------
HEALTHCARE  8.9%
Allergan, Inc. ..................   9,500     1,054,500
Andrx Corp. (a)..................   3,000       231,375
Bausch & Lomb, Inc. .............   7,400       566,100
Biogen, Inc. (a).................  16,400     1,054,725
Biomet, Inc. ....................   2,600       103,350
Boston Scientific Corp. (a)......   7,000       307,562
Cree Research, Inc. (a)..........   2,500       192,344
IDEC Pharmaceuticals, Corp.
  (a)............................   4,700       362,194
Immunex Corp. (a)................   9,000     1,146,938
Medimmune, Inc. (a)..............  13,000       880,750
MiniMed, Inc. (a)................   2,200       169,262
St. Jude Medical Inc. (a)........   4,500       160,313
TLC The Laser Center, Inc. (a)...     900        43,200
VISX, Inc. (a)...................  13,500     1,069,031
                                            -----------
                                              7,341,644
                                            -----------
PRODUCER MANUFACTURING  3.2%
Antec Corp. (a)..................   4,800       153,900
Corning, Inc. ...................   3,000       210,375
Danaher Corp. ...................   5,700       331,313
Metromedia Fiber Network, Inc.
  (a)............................  27,000       970,312
Tyco International Ltd...........  10,250       971,187
                                            -----------
                                              2,637,087
                                            -----------
RAW MATERIALS/PROCESSING INDUSTRIES  0.5%
Ball Corp. ......................   3,300       139,425
Weyerhaeuser Co. ................   1,600       110,000
Willamette Industries, Inc. .....   3,800       175,038
                                            -----------
                                                424,463
                                            -----------
TECHNOLOGY  45.7%
Adaptec, Inc. (a)................   5,800       204,813
Adobe Systems, Inc. .............   5,500       451,859
Affiliated Computer Services,
  Inc., Class A (a)..............   1,400        70,875

                                               See Notes to Financial Statements

 EMERGING GROWTH PORTFOLIO                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

           Description             Shares   Market Value
--------------------------------------------------------
TECHNOLOGY (CONTINUED)
Altera Corp. (a).................  18,000   $   662,625
America Online, Inc. (a).........  14,600     1,613,300
Analog Devices, Inc. (a).........  13,000       652,438
Applied Materials, Inc. (a)......   6,000       443,250
Applied Micro Circuits Corp.
  (a)............................   4,000       329,000
Broadcom Corp., Class A (a)......  12,500     1,807,031
BroadVision, Inc. (a)............   2,000       147,500
C/Net Inc. (a)...................   6,000       345,750
Cisco Systems, Inc. (a)..........   9,969       641,131
Citrix Systems, Inc. (a).........   8,700       491,550
Clarify, Inc. (a)................   5,000       206,250
Compuware Corp. (a)..............   7,300       232,231
Comverse Technology, Inc. (a)....  13,600     1,026,800
Concord EFS, Inc. (a)............   7,500       317,344
Conexant Systems, Inc. (a).......  19,500     1,132,219
CSG Systems International, Inc.
  (a)............................  10,200       267,113
Echostar Communications Corp.,
  Class A (a)....................   8,250     1,265,859
Electronics for Imaging, Inc.
  (a)............................   9,500       488,063
EMC Corp. (a)....................  14,000       770,000
Exodus Communications, Inc.
  (a)............................   3,900       467,756
Fiserv, Inc. (a).................   5,500       172,219
Flextronics International Corp.
  (a)............................   8,000       444,000
Gemstar International Group Ltd.
  (a)............................  20,500     1,337,625
General Instrument Corp. (a).....   7,000       297,500
Global Crossing Ltd. (a).........   2,602       110,953
Gulfstream Aerospace Corp. (a)...   3,200       216,200
Intuit, Inc. (a).................   2,700       243,338
Jabil Circuit, Inc. (a)..........   7,100       320,388
LSI Logic Corp. (a)..............  27,500     1,268,438
Macromedia, Inc. (a).............   7,200       253,800
McLeodusa, Inc. (a)..............   2,700       148,500
Mercury Interactive Corp. (a)....   6,000       212,250
Microsoft Corp. (a)..............   3,200       288,600
Mindspring Enterprises, Inc.
  (a)............................   9,400       416,537
Motorola, Inc. ..................   6,300       596,925
Network Appliance, Inc. (a)......  14,000       782,250
Nokia Corp. -- ADR (Finland).....  15,500     1,419,219
Nortel Networks Corp.............   9,000       781,312
Novell, Inc. (a).................  11,000       291,500
PMC Sierra, Inc. (a).............  10,500       618,844
Qlogic Corp. (a).................   3,700       488,400

           Description             Shares   Market Value
--------------------------------------------------------
TECHNOLOGY (CONTINUED)
Qualcomm, Inc. (a)...............  13,500   $ 1,937,250
Rational Software Corp. (a)......  15,000       494,062
Real Networks Inc. (a)...........   3,400       234,175
RF Micro Devices Inc. (a)........   7,800       582,075
Sapient Corp. (a)................   1,600        90,600
SDL, Inc. (a)....................   5,000       255,313
Siebel Systems, Inc. (a).........  12,000       795,750
Solectron Corp. (a)..............   2,500       166,719
STMicroelectronics NV -- ADR
  (Netherlands)..................   9,500       659,062
SunGard Data Systems, Inc. (a)...   4,700       162,150
Taiwan Semiconductor-SP -- ADR
  (Korea) (a)....................   6,500       221,000
Teradyne, Inc. (a)...............   8,800       631,400
Texas Instruments, Inc. .........   6,000       870,000
Uniphase Corp. (a)...............  10,000     1,660,000
VeriSign, Inc. (a)...............   8,500       733,125
Veritas Software Corp. (a).......  10,000       949,375
Vitesse Semiconductor Corp.
  (a)............................  14,500       977,844
Waters Corp. (a).................   9,500       504,688
Xilinx, Inc. (a).................  15,000       858,750
                                            -----------
                                             37,526,893
                                            -----------
TRANSPORTATION  0.4%
Southwest Airlines Co. ..........  10,500       326,813
                                            -----------
UTILITIES  2.0%
AT&T Corp. (a)...................  18,500       679,875
Century Telephone, Inc. .........   4,800       190,800
Global Telesystems Group, Inc.
  (a)............................   3,250       263,250
Level 3 Communications, Inc.
  (a)............................   8,300       498,519
                                            -----------
                                              1,632,444
                                            -----------
TOTAL LONG-TERM INVESTMENTS 92.5%
  (Cost $57,145,918).....................    75,949,125
REPURCHASE AGREEMENT  8.7%
Goldman Sachs & Co ($7,155,000 par
  collateralized by U.S. Government
  obligations in a pooled cash account,
  dated 6/30/99, to be sold on 07/01/99
  at $7,155,964) (Cost $7,155,000).......     7,155,000
                                            -----------
TOTAL INVESTMENTS  101.2%
  (Cost $64,300,918).....................    83,104,125
LIABILITIES IN EXCESS OF
  OTHER ASSETS  (1.2%)...................    (1,002,898)
                                            -----------
NET ASSETS  100.0%.......................   $82,101,227
                                            -----------

(a) Non-income producing security as this stock currently does not declare dividends.
ADR -- American Depository Receipt

                                               See Notes to Financial Statements

 EMERGING GROWTH PORTFOLIO                   STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $64,300,918)........................  $83,104,125
Cash........................................................        7,491
Receivables:
  Investments Sold..........................................      961,845
  Portfolio Shares Sold.....................................      234,985
  Dividends.................................................       11,889
Unamortized Organizational Costs............................        1,370
Other Assets................................................        3,013
                                                              -----------
      Total Assets..........................................   84,324,718
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    2,102,994
  Investment Advisory Fee...................................       38,911
  Portfolio Shares Repurchased..............................        3,545
  Distributor and Affiliates................................        3,039
Trustees' Deferred Compensation and Retirement Plans........       38,461
Accrued Expenses............................................       36,541
                                                              -----------
      Total Liabilities.....................................    2,223,491
                                                              -----------
NET ASSETS..................................................  $82,101,227
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $62,858,176
Net Unrealized Appreciation.................................   18,803,207
Accumulated Net Realized Gain...............................      542,078
Accumulated Net Investment Loss.............................     (102,234)
                                                              -----------
NET ASSETS..................................................  $82,101,227
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $82,101,227 and 2,975,618 shares
  of beneficial interest issued and outstanding)............  $     27.59
                                                              ===========

                                               See Notes to Financial Statements

 EMERGING GROWTH PORTFOLIO                               STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $   119,982
Dividends...................................................       39,378
                                                              -----------
    Total Income............................................      159,360
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      191,412
Custody.....................................................       22,021
Accounting..................................................       13,389
Trustees' Fees and Related Expenses.........................       12,105
Amortization of Organizational Costs........................          677
Legal.......................................................          559
Other.......................................................       31,107
                                                              -----------
    Total Expenses..........................................      271,270
    Investment Advisory Fee Reduction.......................       37,251
    Less Credits Earned on Overnight Cash Balances..........          181
                                                              -----------
    Net Expenses............................................      233,838
                                                              -----------
NET INVESTMENT LOSS.........................................  $   (74,478)
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 2,234,166
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   10,107,012
  End of the Period.........................................   18,803,207
                                                              -----------
Net Unrealized Appreciation During the Period...............    8,696,195
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $10,930,361
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $10,855,883
                                                              ===========

                                               See Notes to Financial Statements

 EMERGING GROWTH PORTFOLIO                    STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended June 30, 1999 and
                  the Year Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                           Six Months Ended            Year Ended
                                                              June 30, 1999     December 31, 1998
-------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................   $   (74,478)        $   (42,769)
Net Realized Gain/Loss......................................     2,234,166          (1,437,065)
Net Unrealized Appreciation During the Period...............     8,696,195           8,165,916
                                                               -----------         -----------
Change in Net Assets from Operations........................    10,855,883           6,686,082
Distributions in Excess of Net Investment Income............           -0-              (4,851)
                                                               -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........    10,855,883           6,681,231
                                                               -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................    47,381,157          25,418,092
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................           -0-               4,851
Cost of Shares Repurchased..................................    (9,555,853)         (9,175,988)
                                                               -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........    37,825,304          16,246,955
                                                               -----------         -----------
TOTAL INCREASE IN NET ASSETS................................    48,681,187          22,928,186
NET ASSETS:
Beginning of the Period.....................................    33,420,040          10,491,854
                                                               -----------         -----------
End of the Period (Including accumulated net investment loss
  of $102,234 and $27,756, respectively)....................   $82,101,227         $33,420,040
                                                               ===========         ===========

                                               See Notes to Financial Statements

 EMERGING GROWTH PORTFOLIO                                  FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated (Unaudited).
--------------------------------------------------------------------------------

                                                                                                        July 3, 1995
                                                                                                       (Commencement
                                                                     Year Ended December 31,           of Investment
                                            Six Months Ended      -----------------------------       Operations) to
                                               June 30, 1999       1998       1997       1996      December 31, 1995
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.....     $22.615         $16.450    $13.660     $11.72         $ 10.00
                                                  -------         -------    -------    -------         -------
Net Investment Loss..........................       (.016)          (.014)     (.007)     (.016)           (.08)
Net Realized and Unrealized Gain.............       4.992           6.186      2.797      1.956            1.80
                                                  -------         -------    -------    -------         -------
Total from Investment Operations.............       4.976           6.172      2.790      1.940            1.72
Less Distributions in Excess of Net
  Investment Income..........................         -0-            .007        -0-        -0-             -0-
                                                  -------         -------    -------    -------         -------
Net Asset Value, End of the Period...........     $27.591         $22.615    $16.450    $13.660         $ 11.72
                                                  =======         =======    =======    =======         =======
Total Return.................................      21.97%**        37.56%     20.42%     16.55%          17.20%**
Net Assets at End of the Period (In
  millions)..................................      $82.1           $33.4      $10.5       $5.2         $   2.3
Ratio of Expenses to Average Net Assets*.....        .85%            .85%       .85%       .85%           2.50%
Ratio of Net Investment Loss to Average Net
  Assets*....................................       (.27%)          (.23%)     (.11%)     (.17%)         (1.45%)
Portfolio Turnover...........................         66%**           91%       116%       102%             41%**
 * If certain expenses had not been assumed
   by Van Kampen, Total Return would have
   been lower and the ratios would have been
   as follows:
Ratio of Expenses to Average Net Assets......        .99%           1.23%      2.14%      3.28%           5.40%
Ratio of Net Investment Loss to Average Net
  Assets.....................................       (.41%)          (.61%)    (1.40%)    (2.60%)         (4.35%)

** Non-Annualized

                                               See Notes to Financial Statements

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                        VAN KAMPEN LIFE INVESTMENT TRUST

                              ENTERPRISE PORTFOLIO

 TOTAL RETURNS
Six-month total return based on NAV(1)......................     6.66%
One-year total return based on NAV(1).......................    13.35%
Five-year average annual total return based on NAV(1).......    24.65%
Ten-year average annual total return based on NAV(1)........    17.07%
Life-of-Portfolio average annual total return based on
  NAV(1)....................................................    13.62%
Commencement date...........................................  04/07/86

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Portfolio shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

The Portfolio being offered is through a variable annuity contract.

                          PORTFOLIO MANAGEMENT REVIEW

                              ENTERPRISE PORTFOLIO

The following is an interview with the portfolio management team of the Van Kampen Life Investment Trust--Enterprise Portfolio. The team includes Jeff D. New, senior portfolio manager; Michael Davis and Mary Jayne Maly, portfolio managers; and Stephen L. Boyd, chief investment officer for equity investments.

Q     WHAT MARKET FACTORS AFFECTED THE PORTFOLIO DURING THE REPORTING PERIOD?

A As has been its trademark recently, the stock market was volatile during the first six months of 1999. The Dow Jones Industrial Average passed two significant milestones during the reporting period--10,000 in late March and 11,000 in early May. Investors' anticipation of an interest-rate increase placed downward pressure on the stock market, particularly among growth stocks. In response to this shift from growth investments, investors began to favor cyclical stocks. The Federal Reserve did indeed raise interest rates on the last day of the reporting period, but, because the increase was widely expected, the effect on stock prices was limited.

Q     SO HOW DID YOU MANAGE THE PORTFOLIO IN RESPONSE TO THESE EVENTS?

A As we have stressed in prior reports, our investment discipline leads us to purchase stocks that meet our criteria of positive future fundamentals and attractive current prices. By our definition, a company with positive future fundamentals possesses at least one of the following traits: consistent earnings growth; accelerating earnings growth; better-than-expected fundamentals; or an underlying change in a company, industry, or regulatory environment. We evaluate stocks from the "bottom up"--in other words, on a company by company basis. Because our investment approach has served the Portfolio well through a broad range of economic conditions, we weren't tempted to change our strategy during the past six months.
    That said, we did seek to adjust to changing market conditions in the last several months of the reporting period. For example, we attempted to capitalize on the recent upturn among cyclical stocks by adding several that clearly met our investment discipline. This helped moderate the Portfolio's performance during a difficult period for growth stocks.

Q WHAT WERE SOME OF THE PORTFOLIO'S BEST PERFORMERS DURING THE PERIOD, AND HOW DID THEY AFFECT TOTAL RETURN?

A We were pleased with our investments in semiconductor companies--their stocks are sensitive to global economic conditions, which have been relatively strong in recent months. The Portfolio's total return benefited greatly from our owning these stocks--especially Texas Instruments, a semiconductor maker that develops a key component in cellular phones. Other semiconductor stocks whose performance boosted the Portfolio's performance were Intel, a computer-chip manufacturer; Applied Materials, which sells equipment used to manufacture semiconductors; and STMicroelectronics, a maker of integrated circuits, devices used in a wide variety of microelectronic applications. Another stock that helped the Portfolio's return was Univision, the leading Spanish-language television broadcaster in the United States. This network, which reaches 92 percent of the U.S. Hispanic market, saw its stock price appreciate 81 percent during the reporting period. One of our best investments was Tricon Global, which operates restaurants under the Pizza Hut, Taco Bell, and Kentucky Fried Chicken brands.

Q     WHAT WAS SO SUCCESSFUL ABOUT YOUR INVESTMENT IN TRICON GLOBAL?

A We purchased this stock in late 1998 because we were optimistic about management's plan to improve operations, sell nonproductive stores back to franchisees, and use proceeds to repay debt. As we expected, earnings increased dramatically as a result of this plan, and our stock appreciated nearly 56 percent through late April, when we sold our position. We chose to sell when the company failed to exceed earnings expectations in April--this failure violated our requirement to own only companies with accelerated earnings growth. This turned out to be a very good decision, as the stock began a steady decline thereafter. The Portfolio's return, therefore, benefited directly from the stock's rapid appreciation, and indirectly from our timely sale.

    Please keep in mind that not all stocks in the Portfolio performed as well as Tricon Global or the others mentioned above, nor is there any guarantee that these stocks will perform as well in the future.

Q     DID ANY STOCKS DISAPPOINT YOU?

A Yes, we were disappointed in our holdings in the areas of health care and grocery stores. A number of stocks in these industries underperformed and hurt the Portfolio's return.
    Drug companies in particular were poor performers. Our holdings included industry leaders Schering-Plough and Pfizer, as well as smaller companies such as Watson Pharmaceuticals and Lincare. Pharmaceutical companies, which typically aren't affected by changes in the economy, fared very well in 1998 as investors sought refuge from market volatility. These stocks have languished, however, as we near the 2000 elections, which could precipitate additional health-care regulations. This belief has placed a cloud over drug company stocks, although we still think the long-term prospects for this sector are excellent.
    Grocery store stocks also had a negative impact on the Portfolio's return. These included Safeway and Kroger, two of our longtime holdings. Although these companies still appear to be executing their business plans well, their stock prices have suffered in recent months--reflecting concern that acquisitions in this area are slowing.

Q     HOW DID THE PORTFOLIO PERFORM?

A Strong stock selection from a variety of sectors partially offset the downward pressure on growth stocks during the period. The Portfolio achieved a six-month total return of 6.66 percent(1) as of June 30, 1999. By comparison, the Standard & Poor's 500 Index returned 12.36 percent, and the Lipper Growth Fund Index, which more closely resembles the Portfolio, returned 11.89 percent. The S&P 500 Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the 30 largest growth funds. Past performance does not guarantee future results.
    These indices are statistical composites that don't include any commissions or sales charges that would be paid by an investor purchasing the securities represented by these indices. Please refer to the footnotes and chart on page 21 for additional Portfolio performance results.

Q     WHAT DO YOU SEE AHEAD FOR THE PORTFOLIO?

A We are cautiously optimistic that corporate earnings will continue to improve and that many international economies are beginning to emerge from last year's depths. Despite subtle indications that prices may be creeping upwards, inflation is still low and economic growth is strong, which is a promising sign for the stock market.
    Our major concern is that stock-market valuations remain high by relative and historical measures. Maintaining those levels depends on more good news with respect to inflation and earnings. As long as both remain favorable, we expect the market--and the Portfolio--to still perform well. However, high valuations leave stocks vulnerable if economic conditions change. We will continue to monitor the situation as we stick to the discipline that has worked well for us in the past.

Jeff D. New
Senior Portfolio Manager
Enterprise Portfolio

Mary Jayne Maly
Portfolio Manager
Enterprise Portfolio

Michael Davis
Portfolio Manager
Enterprise Portfolio

Stephen L. Boyd
Chief Investment Officer
Equity Investments

 ENTERPRISE PORTFOLIO                                   PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

           Description             Shares  Market Value
-------------------------------------------------------
COMMON STOCKS  94.6%
CONSUMER DISTRIBUTION  11.7%
AnnTaylor Stores Corp. (a).......  20,000  $    900,000
Best Buy Co., Inc. (a)...........  18,000     1,215,000
Circuit City Stores-Circuit City
  Group..........................   8,000       744,000
Consolidated Stores Corp. (a)....  28,000       756,000
Costco Cos., Inc. (a)............  12,400       992,775
Dayton Hudson Corp. .............  27,500     1,787,500
Family Dollar Stores, Inc........  36,700       880,800
Kroger Co. (a)...................  44,000     1,229,250
Lexmark International Group,
  Inc., Class A (a)..............  32,000     2,114,000
Safeway, Inc. (a)................  43,600     2,158,200
Tandy Corp.......................  20,000       977,500
TJX Cos., Inc....................  58,200     1,938,787
Wal-Mart Stores, Inc.............  15,200       733,400
                                           ------------
                                             16,427,212
                                           ------------
CONSUMER DURABLES  1.6%
Harley-Davidson, Inc. ...........  13,000       706,875
Hasbro, Inc. ....................  35,000       977,812
Maytag Corp. ....................   9,000       627,188
                                           ------------
                                              2,311,875
                                           ------------
CONSUMER NON-DURABLES  6.7%
Abercrombie & Fitch Co., Class A
  (a)............................  16,000       768,000
Anheuser-Busch Cos., Inc.........  17,000     1,205,937
Jones Apparel Group, Inc. (a)....  20,000       686,250
Kimberly Clark Corp..............  12,000       684,000
Nike, Inc., Class B..............  33,000     2,089,312
Pepsi Bottling Group, Inc. ......  31,000       714,937
Quaker Oats Co...................  20,000     1,327,500
Seagram Co. Ltd..................  13,700       690,138
Tommy Hilfiger Corp. (a).........  17,000     1,249,500
                                           ------------
                                              9,415,574
                                           ------------
CONSUMER SERVICES  8.2%
Brinker International, Inc.
  (a)............................  24,800       674,250
CBS Corp. (a)....................  36,600     1,589,813
Chancellor Media Corp., Class A
  (a)............................  14,600       804,825
Clear Channel Communications,
  Inc. (a).......................  17,243     1,188,689
Comcast Corp., Class A...........  46,000     1,768,125
Harrah's Entertainment, Inc.
  (a)............................  34,000       748,000
Omnicom Group, Inc...............  25,500     2,040,000
Time Warner, Inc.................  20,600     1,514,100
Univision Communications, Inc.,
  Class A (a)....................  18,000     1,188,000
                                           ------------
                                             11,515,802
                                           ------------
ENERGY  2.5%
Baker Hughes, Inc................  45,000     1,507,500
Enron Corp.......................  13,100     1,070,925
Halliburton Co...................   7,000       316,750
Williams Cos., Inc...............  15,000       638,438
                                           ------------
                                              3,533,613
                                           ------------
FINANCE  9.6%
AFLAC, Inc.......................  20,000       957,500
American International Group,
  Inc............................  11,000     1,287,688

           Description             Shares  Market Value
-------------------------------------------------------
FINANCE (CONTINUED)
Bank One Corp....................  12,000  $    714,750
Capital One Financial Corp.......  12,000       668,250
Chase Manhattan Corp.............   8,000       693,000
Citigroup, Inc...................  34,875     1,656,562
Equitable Cos., Inc..............  10,000       670,000
Federal Home Loan Mortgage
  Corp...........................  13,000       754,000
Firstar Corp.....................  45,000     1,260,000
Golden State Bancorp, Inc. (a)...  37,000       814,000
Lincoln National Corp............  14,000       732,375
Marsh & McLennan Cos., Inc.......  18,000     1,359,000
Providian Financial Corp.........   7,000       654,500
State Street Corp................  15,000     1,280,625
                                           ------------
                                             13,502,250
                                           ------------
HEALTHCARE  12.6%
Abbott Laboratories, Inc.........   9,900       450,450
Aetna, Inc. .....................  11,000       983,813
Allergan, Inc....................   4,000       444,000
American Home Products Corp......  34,000     1,955,000
Amgen, Inc. (a)..................  24,000     1,461,000
Baxter International, Inc........  10,100       612,313
Biogen, Inc. (a).................  18,000     1,157,625
Bristol Myers Squibb Co..........  35,400     2,493,487
Guidant Corp.....................  20,800     1,069,900
Johnson & Johnson, Inc...........   7,000       686,000
Lilly Eli & Co...................   9,000       644,625
Lincare Holdings, Inc. (a).......  30,200       755,000
Mylan Laboratories, Inc..........  22,800       604,200
Pfizer, Inc......................   5,200       570,700
Pharmacia & Upjohn, Inc..........   6,000       340,875
Schering-Plough Corp.............  44,000     2,332,000
Watson Pharmaceuticals, Inc.
  (a)............................   7,400       259,463
Wellpoint Health Networks, Inc.,
  Class A (a)....................  11,100       942,112
                                           ------------
                                             17,762,563
                                           ------------
PRODUCER MANUFACTURING  7.8%
Corning, Inc.....................  22,000     1,542,750
Honeywell, Inc...................   8,000       927,000
Ingersoll-Rand Co................  13,000       840,125
Navistar International Corp.
  (a)............................  22,000     1,100,000
Republic Services, Inc., Class A
  (a)............................  59,100     1,462,725
Tyco International Ltd...........  30,100     2,851,975
United Technologies Corp.........  14,800     1,060,975
Waste Management, Inc. ..........  23,500     1,263,125
                                           ------------
                                             11,048,675
                                           ------------
RAW MATERIALS/PROCESSING INDUSTRIES  1.8%
Boise Cascade Corp...............  32,000     1,372,000
Temple-Inland, Inc...............  18,000     1,228,500
                                           ------------
                                              2,600,500
                                           ------------
TECHNOLOGY  26.3%
Altera Corp. (a).................  15,000       552,188
America Online, Inc. (a).........  24,000     2,652,000
Applied Materials, Inc. (a)......  12,000       886,500

                                               See Notes to Financial Statements

 ENTERPRISE PORTFOLIO                       PORTFOLIO OF INVESTMENTS (CONTINUED)

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

           Description             Shares  Market Value
-------------------------------------------------------
TECHNOLOGY (CONTINUED)
BMC Software, Inc. (a)...........  21,100  $  1,139,400
Cisco Systems, Inc. (a)..........  63,050     4,054,903
Citrix Systems, Inc. (a).........  21,900     1,237,350
Compuware Corp. (a)..............  20,000       636,250
Comverse Technology, Inc. (a)....  14,100     1,064,550
EMC Corp. (a)....................  32,200     1,771,000
First Data Corp..................  12,000       587,250
General Instrument Corp. (a).....  11,000       467,500
Hewlett-Packard Co...............   9,000       904,500
Intel Corp.......................  24,000     1,428,000
International Business Machines
  Corp...........................  17,600     2,274,800
Linear Technology Corp...........   6,000       403,500
LSI Logic Corp. (a)..............  14,000       645,750
Lucent Technologies, Inc.........  45,575     3,073,464
Microsoft Corp. (a)..............  60,200     5,429,288
Nokia Corp. -- ADR (Finland).....  18,600     1,703,062
Novell, Inc. (a).................  19,000       503,500
Oracle Corp. (a).................  30,000     1,113,750
Sanmina Corp. (a)................  13,000       986,375
STMicroelectronics NV -- ADR
  (Netherlands)..................   8,000       555,000
Texas Instruments, Inc...........  10,000     1,450,000
Unisys Corp. (a).................  12,000       467,250
Waters Corp. (a).................   8,000       425,000
Xilinx, Inc. (a).................  12,000       687,000
                                           ------------
                                             37,099,130
                                           ------------

           Description             Shares  Market Value
-------------------------------------------------------
TRANSPORTATION  1.1%
Delta Air Lines, Inc.............  11,000  $    633,875
Kansas City Southern Industries,
  Inc............................  14,000       893,375
                                           ------------
                                              1,527,250
                                           ------------
UTILITIES  4.7%
ALLTEL Corp......................  26,000     1,859,000
Frontier Corp....................  18,000     1,062,000
Level 3 Communications, Inc.
  (a)............................  17,500     1,051,094
MCI Worldcom, Inc. (a)...........  23,000     1,979,437
Sprint Corp. (PCS Group).........  14,000       739,375
                                           ------------
                                              6,690,906
                                           ------------
TOTAL LONG-TERM INVESTMENTS  94.6%
    (Cost $91,719,346)...................   133,435,350
REPURCHASE AGREEMENT  5.9%
  SBC Warburg ($8,265,000 par
  collateralized by U.S. Government
  obligations in a pooled cash account,
  dated 06/30/99, to be sold on 07/01/99
  at $8,266,113) (Cost $8,265,000).......     8,265,000
                                           ------------
TOTAL INVESTMENTS  100.5%
    (Cost $99,984,346)...................   141,700,350
LIABILITIES IN EXCESS OF OTHER
  ASSETS  (0.5%).........................     (704,860)
                                           ------------
NET ASSETS  100.0%.......................  $140,995,490
                                           ============

(a) Non-income producing security as this stock currently does not declare dividends.
ADR -- American Depository Receipt

                                               See Notes to Financial Statements

 ENTERPRISE PORTFOLIO                        STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $99,984,346)........................  $141,700,350
Receivables:
  Investments Sold..........................................     4,140,238
  Dividends.................................................        68,026
  Portfolio Shares Sold.....................................        18,001
Other.......................................................        53,481
                                                              ------------
      Total Assets..........................................   145,980,096
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     4,752,247
  Investment Advisory Fee...................................        50,742
  Custodian Bank............................................        13,546
  Distributor and Affiliates................................         5,800
  Portfolio Shares Repurchased..............................         4,585
Trustees' Deferred Compensation and Retirement Plans........       124,618
Accrued Expenses............................................        33,068
                                                              ------------
      Total Liabilities.....................................     4,984,606
                                                              ------------
NET ASSETS..................................................  $140,995,490
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 88,967,415
Net Unrealized Appreciation.................................    41,716,004
Accumulated Net Realized Gain...............................    10,244,835
Accumulated Undistributed Net Investment Income.............        67,236
                                                              ------------
NET ASSETS..................................................  $140,995,490
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $140,995,490 and 6,368,852 shares
  of beneficial interest issued and outstanding)............  $      22.14
                                                              ============

                                               See Notes to Financial Statements

 ENTERPRISE PORTFOLIO                                    STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................  $   402,221
Interest....................................................      122,293
                                                              -----------
    Total Income............................................      524,514
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      323,141
Custody.....................................................       20,975
Accounting..................................................       20,453
Trustees' Fees and Related Expenses.........................       19,019
Legal.......................................................        2,172
Other.......................................................       30,302
                                                              -----------
    Total Expenses..........................................      416,062
    Investment Advisory Fee Reduction.......................       25,861
    Less Credits Earned on Overnight Cash Balances..........        2,034
                                                              -----------
    Net Expenses............................................      388,167
                                                              -----------
NET INVESTMENT INCOME.......................................  $   136,347
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $10,338,185
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   43,715,944
  End of the Period.........................................   41,716,004
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,999,940)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 8,338,245
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 8,474,592
                                                              ===========

                                               See Notes to Financial Statements

 ENTERPRISE PORTFOLIO                         STATEMENT OF CHANGES IN NET ASSETS

                     For the Six Months Ended June 30, 1999
                and the Year Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                           Six Months Ended            Year Ended
                                                              June 30, 1999     December 31, 1998
-------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $   136,347         $   379,529
Net Realized Gain...........................................    10,338,185           9,559,452
Net Unrealized Appreciation/Depreciation During the
  Period....................................................    (1,999,940)         14,397,910
                                                               -----------         -----------
Change in Net Assets from Operations........................     8,474,592          24,336,891
                                                               -----------         -----------
Distributions from Net Investment Income....................      (393,720)            (92,265)
Distributions from Net Realized Gain........................    (9,274,929)         (1,126,323)
                                                               -----------         -----------
Total Distributions.........................................    (9,668,649)         (1,218,588)
                                                               -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........    (1,194,057)         23,118,303
                                                               -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................    21,694,487          23,512,376
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................     9,668,650           1,218,588
Cost of Shares Repurchased..................................   (12,742,813)        (22,994,120)
                                                               -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........    18,620,324           1,736,844
                                                               -----------         -----------
TOTAL INCREASE IN NET ASSETS................................    17,426,267          24,855,147
NET ASSETS:
Beginning of the Period.....................................   123,569,223          98,714,076
                                                               -----------         -----------
End of the Period (Including accumulated undistributed net
  investment income of $67,236 and $324,609,
  respectively).............................................  $140,995,490        $123,569,223
                                                              ============        ============

                                               See Notes to Financial Statements

 ENTERPRISE PORTFOLIO                                       FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the
                                   Portfolio
           outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                               Year Ended December 31,
                                                   Six Months Ended     -------------------------------------
                                                      June 30, 1999      1998      1997      1996      1995
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period............     $22.390        $18.106   $16.262   $ 14.69   $ 12.39
                                                         -------        -------   -------   -------   -------
  Net Investment Income.............................        .022           .069      .091      .113       .32
  Net Realized and Unrealized Gain/Loss.............       1.445          4.441     4.734     3.417      4.22
                                                         -------        -------   -------   -------   -------
Total from Investment Operations....................       1.467          4.510     4.825     3.530      4.54
                                                         -------        -------   -------   -------   -------
Less:
  Distributions from Net Investment Income..........        .070           .017      .096      .109     .3175
  Distributions from Net Realized Gain..............       1.649           .209     2.885     1.849    1.9225
                                                         -------        -------   -------   -------   -------
Total Distributions.................................       1.719           .226     2.981     1.958      2.24
                                                         -------        -------   -------   -------   -------
Net Asset Value, End of the Period..................     $22.138        $22.390   $18.106   $16.262   $ 14.69
                                                         =======        =======   =======   =======   =======
Total Return*.......................................       6.66%**       25.00%    30.66%    24.80%    36.98%
Net Assets at End of the Period (In millions).......      $141.0         $123.6     $98.7     $84.8     $76.0
Ratio of Expenses to Average Net Assets*............        .60%           .60%      .60%      .60%      .60%
Ratio of Net Investment Income to Average Net
  Assets*...........................................        .21%           .35%      .47%      .68%     2.06%
Portfolio Turnover..................................         65%**          82%       82%      152%      145%
 * If certain expenses had not been assumed by Van
   Kampen, Total Return would have been lower and
   the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.............        .64%           .64%      .66%      .75%      .68%
Ratio of Net Investment Income to Average Net
  Assets............................................        .17%           .31%      .41%      .53%     1.98%

** Non-Annualized

                                               See Notes to Financial Statements

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                        VAN KAMPEN LIFE INVESTMENT TRUST

                          GROWTH AND INCOME PORTFOLIO

 TOTAL RETURNS
Six-month total return based on NAV(1)......................    10.20%
One-year total return based on NAV(1).......................    14.22%
Life-of-Portfolio average annual total return based on
  NAV(1)....................................................    21.36%
Commencement date...........................................  12/23/96

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Portfolio shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

The Portfolio being offered is through a variable annuity contract.

                          PORTFOLIO MANAGEMENT REVIEW

                          GROWTH AND INCOME PORTFOLIO

The following is an interview with the portfolio management team of Van Kampen Life Investment Trust--Growth and Income Portfolio. The team is led by James A. Gilligan, senior portfolio manager, Scott Carroll and James Roeder, portfolio managers; and Stephen L. Boyd, chief investment officer for equity investments.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE PORTFOLIO OPERATED DURING THIS SIX-MONTH PERIOD?

A It's been an explosive market. As global growth strengthened, investors gained confidence in the domestic economy. Fueled by new money, the stock market soared to record highs, breaking through the 10,000 point ceiling and pushing past 11,000. However, investors found cause for concern when interest rates began to creep higher in the second quarter of 1999. These fears were only heightened when the Fed announced its bias toward tightening short-term interest rates, which increased market volatility. Calm was restored in the final hours of the reporting period, as the Fed raised rates by 0.25 percent but indicated that additional increases were unnecessary due to tame inflation and healthy economic growth.
    In the first quarter, the booming stock market created a very challenging environment for a value-oriented portfolio such as this one, as growth-oriented investments stole the spotlight. In April, however, investors took note of the rising economy and turned their attention toward cyclical stocks. Cyclical stocks tend to perform well in a strong economic environment, and this group began to outperform large-capitalization growth stocks for the first time in nearly three years. Because cyclical stocks had been undervalued relative to the broad market, this change in investor sentiment provided a favorable environment for the Portfolio.

Q     BASED ON THIS ASSESSMENT, HOW AND WHERE DID YOU FIND INVESTMENTS?

A In our search for good value investments, we continued to focus on companies that we believe are underappreciated by the market but demonstrate a catalyst for positive change. We might examine a troubled company that's recently come under new management, or study a sector that has fallen out of favor but exhibits solid fundamentals for recovery.
    For example, in your last report, we described the troubles that had befallen many financial companies because of economic turmoil overseas. As many global economies began to recover, we revisited the financial sector during the past six months and selected several large financial companies that we believed were in good positions to take advantage of this recovery. We adjusted our positions in The Equitable, Citigroup, and Chase Manhattan because of potential volatility, and added a position in Bank of America, which we felt was less volatile than some of the bigger money-center banks. We also added two new financial companies to the portfolio--Lincoln National and Marsh & McLennan--both of which have reasonable valuations and have recently appointed new chief executive officers.

Q     IN WHAT OTHER AREAS WERE YOU SUCCESSFUL IN YOUR SEARCH FOR VALUE?

A We looked for turnaround stories in the technology sector, which demonstrated the capacity for a strong rebound during the period. We were especially interested in some of the technology areas that weren't part of last year's market surge. For example, our position in Adobe was one of the best performers. We also invested successfully in Motorola and QualComm, although we eliminated the latter when we believed the stock had reached its price target. Computer hardware giant IBM continues to be one of the portfolio's largest positions, although our holding in this company fluctuated based on some variable quarterly earnings reports.
    In the consumer nondurables sector, we focused our attention on a relatively new area to the portfolio: beverage companies. These included Anheuser-Busch, Pepsi Bottling Company, and Whitman, another bottling company. Although we occasionally moderated our positions in these holdings during the period, we were attracted to the high volume and attractive pricing of this industry. Although we might say the same for Philip Morris, which used to be one of our largest holdings, we reduced that position dramatically. With continuing clouds of litigation hanging over the company, we were unable to identify a catalyst for improvement in the stock's price.

Q     WERE THERE ANY OTHER DISAPPOINTMENTS IN THE PORTFOLIO?

A One of our largest sector exposures, health care--in particular, pharmaceutical companies--fell out of favor with investors during this six-month period. As a result, we decreased our exposure to pharmaceutical companies and focused on stocks that we believe are best positioned to take advantage of a recovery in the health-care sector. Because HMOs (health maintenance organizations) began to see improved performance, the Portfolio's return benefited from a significant position in United HealthCare, as well as holdings in Oxford Health Plans and Aetna.
    We also continued to analyze health-care service companies--such as nursing home provider HCR Manor Care, in which we established a small position. These companies have come under significant financial pressure because of changes in the way they are reimbursed for Medicare payments. However, we are optimistic about their potential for recovery, as they serve a very important role in the industry. We expect to add to this area if we find additional value opportunities.

Q TAKING EVERYTHING INTO CONSIDERATION, HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A Although some of our holdings in the health-care sector hurt the Portfolio's return, we also enjoyed some impressive gains in the financial and technology sectors. As a result, the Portfolio achieved a total return of 10.20 percent(1) for the six-month period ended June 30, 1999. By comparison, the Standard & Poor's 500 Index returned 12.36 percent for the same period. The S&P 500 Index is a broad-based index that reflects the general performance of the stock market; this statistical composite does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Of course, past performance is no guarantee of comparable future results. Please refer to the chart and footnotes on page 30 for additional Portfolio performance results.

Q     WHAT DO YOU SEE HAPPENING IN THE MARKET OVER THE COMING MONTHS?

A We take some reassurance in the fact that inflation is still low and the economy remains strong. Although these factors support a healthy stock market, the slow recovery of the bond market gives us reason to maintain a cautious perspective. We've come to expect market volatility regardless of strong economic fundamentals, if only because the Dow's current level is so high. We hope that volatility will initiate investors' return to a broader range of stocks within the market. In this environment, our bottom-up analysis and disciplined value criteria may help us uncover fresh investment opportunities. We'll continue to emphasize securities that we feel exhibit potential for improvement with limited downside risk.


James A. Gilligan
Senior Portfolio Manager
Growth and Income Portfolio

James Roeder
Portfolio Manager
Growth and Income Portfolio

Scott Carroll
Portfolio Manager
Growth and Income Portfolio

Stephen L. Boyd
Chief Investment Officer
Equity Investments

 GROWTH AND INCOME PORTFOLIO                            PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

           Description              Shares   Market Value
---------------------------------------------------------
COMMON STOCKS  92.1%
CONSUMER DISTRIBUTION  1.9%
Federated Department Stores, Inc.
  (a).............................   9,720   $   514,553
Gap, Inc..........................   7,035       354,388
                                             -----------
                                                 868,941
                                             -----------
CONSUMER DURABLES  0.7%
Black & Decker Corp...............   4,700       296,687
                                             -----------
CONSUMER NON-DURABLES  10.3%
Anheuser-Busch Cos., Inc..........   6,400       454,000
Benckiser NV, Class B -- ADR
  (Netherlands) (a)...............   4,200       225,225
Colgate - Palmolive Co............   7,060       697,175
Hershey Foods Corp................   7,450       442,344
Pepsi Bottling Group, Inc.........  12,300       283,669
PepsiCo, Inc......................   8,400       324,975
Philip Morris Cos., Inc...........  12,530       503,549
Ralston Purina Group..............  26,520       807,202
Seagram Co. Ltd...................   5,700       287,138
Unilever NV -- ADR
  (Netherlands)...................   4,750       331,312
Whitman Corp......................  17,580       300,240
                                             -----------
                                               4,656,829
                                             -----------
CONSUMER SERVICES  1.3%
H & R Block, Inc..................   8,800       440,000
International Game Technology.....   8,600       159,100
                                             -----------
                                                 599,100
                                             -----------
ENERGY  5.7%
Coastal Corp......................  13,970       558,800
El Paso Energy Corp...............  21,690       763,217
Mobil Corp........................   7,600       752,400
Texaco, Inc.......................   8,000       500,000
                                             -----------
                                               2,574,417
                                             -----------
FINANCE  14.3%
American General Corp.............  11,550       870,581
Bank of Tokyo-Mitsubishi -- ADR
  (Japan).........................  38,210       556,433
BankAmerica Corp..................   6,400       469,200
Chase Manhattan Corp..............   4,600       398,475
Citigroup, Inc....................   8,500       403,750
Equitable Cos., Inc...............  11,100       743,700
Fleet Financial Group, Inc........  17,540       778,338
Lincoln National Corp.............   6,800       355,725
Marsh & McLennan Cos., Inc. ......   5,800       437,900
PNC Bank Corp.....................  12,070       695,534
Radian Group Inc..................     700        34,169
Washington Mutual, Inc............  11,006       389,337
XL Capital Ltd., Class A -- ADR
  (Bermuda).......................   5,390       304,535
                                             -----------
                                               6,437,677
                                             -----------
HEALTHCARE  13.0%
Aetna, Inc........................   4,600       411,412
American Home Products Corp.......  15,010       863,075
Beckman Coulter, Inc..............   7,100       345,238
Bristol-Myers Squibb Co...........   3,300       232,444
Columbia/HCA Healthcare Corp......  15,000       342,188
HCR Manor Care, Inc. (a)..........   9,300       224,944

           Description              Shares   Market Value
---------------------------------------------------------
HEALTHCARE (CONTINUED)
IMS Health, Inc...................  13,200   $   412,500
Mylan Laboratories, Inc...........  25,500       675,750
Oxford Health Plans, Inc. (a).....  16,400       255,225
Pharmacia & Upjohn, Inc...........  10,200       579,487
Rhone-Poulenc, SA -- ADR (France)
  Warrants (expiring 11/05/01)....   2,079         5,977
Teva Pharmaceutical Industries
  Ltd.--ADR (Israel)..............   9,370       459,130
Triad Hospitals, Inc. (a).........     642         8,667
United HealthCare Corp. (a).......   7,500       469,687
Warner-Lambert Co.................   8,600       596,625
                                             -----------
                                               5,882,349
                                             -----------
PRODUCER MANUFACTURING  6.4%
AlliedSignal, Inc.................   6,720       423,360
Grainger Inc......................   2,300       123,769
Ingersoll-Rand Co.................  15,600     1,008,150
Koninklijke Philips Electronics NV
  -- ADR (Netherlands)............   5,490       553,804
Minnesota Mining & Mfg Co.........   6,100       530,319
Waste Management, Inc.............   4,606       247,572
                                             -----------
                                               2,886,974
                                             -----------
RAW MATERIALS/PROCESSING INDUSTRIES  4.2%
Boise Cascade Corp................   9,640       413,315
Crown Cork & Seal Co., Inc........   1,600        45,600
Imperial Chemical Industries PLC
  -- ADR (United Kingdom).........   8,140       323,565
Monsanto Co.......................   3,900       153,806
Newmont Mining Corp...............  15,700       312,038
Pall Corp.........................     700        15,531
Sherwin-Williams Co...............  15,700       435,675
Union Carbide Corp................   4,300       209,625
                                             -----------
                                               1,909,155
                                             -----------
TECHNOLOGY  17.1%
Adobe Systems, Inc................   8,400       690,112
Alcatel SA -- ADR (France)........   4,200       119,175
Boeing Co.........................  12,200       539,088
Electronic Data Systems Corp......  10,800       610,875
First Data Corp...................   4,040       197,708
International Business Machines
  Corp............................   8,000     1,034,000
Motorola, Inc.....................  10,540       998,665
Nippon Telegraph & Telephone Corp.
  SP -- ADR (Japan)...............   9,000       563,625
Oracle Corp. (a)..................  18,500       686,812
SunGard Data Systems, Inc. (a)....   3,200       110,400
Texas Instruments, Inc............   6,020       872,900
Xerox Corp........................  13,980       825,694
Xilinx, Inc. (a)..................   7,800       446,550
                                             -----------
                                               7,695,604
                                             -----------
UTILITIES  17.2%
BEC Energy........................  17,210       709,912
Consolidated Edison, Inc..........  12,880       582,820
DQE, Inc..........................   9,600       385,200
Edison International..............  17,270       461,972

                                               See Notes to Financial Statements

 GROWTH AND INCOME PORTFOLIO                PORTFOLIO OF INVESTMENTS (CONTINUED)

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

           Description              Shares   Market Value
---------------------------------------------------------
UTILITIES (CONTINUED)
GPU, Inc..........................   6,600   $   278,438
GTE Corp..........................  12,010       909,757
Illinova Corp.....................  22,320       608,220
NCR Corp. (a).....................  16,400       800,525
Niagara Mohawk Power Co. (a)......  42,010       674,786
Northeast Utilities (a)...........  47,940       847,939
PECO Energy Co....................   5,610       234,919
SBC Communications, Inc...........   5,400       313,200
Sprint Corp. (PCS Group)..........  13,240       699,237
U.S. West, Inc....................   3,930       230,888
                                             -----------
                                               7,737,813
                                             -----------
TOTAL COMMON STOCKS  92.1%................    41,545,546
CORPORATE BOND OBLIGATION  0.2%
Hewlett Packard Co., LYON, 144A--Private
  Placement ($125,000 par, yielding
  3.125%, 10/14/17 maturity) (c)..........        79,375
                                             -----------
TOTAL LONG-TERM INVESTMENTS  92.3%
  (Cost $34,765,168)......................    41,624,921
                                             -----------

           Description                       Market Value
---------------------------------------------------------
SHORT-TERM INVESTMENTS  8.0%
REPURCHASE AGREEMENT  5.8%
Goldman Sachs & Co ($2,620,000 par
  collateralized by U.S. Government
  obligations in a pooled cash account,
  dated 6/30/99, to be sold on 07/01/99 at
  $2,620,353) (b).........................   $ 2,620,000
U.S. GOVERNMENT AGENCY  2.2%
Federal Home Loan Mortgage Discount Notes
  ($1,000,000 par, yielding 4.768%,
  07/23/99 maturity) (b)..................       997,116
                                             -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $3,617,116).......................     3,617,116
                                             -----------
TOTAL INVESTMENTS  100.3%
  (Cost $38,382,284)......................    45,242,037
LIABILITIES IN EXCESS OF OTHER
  ASSETS  (0.3%)..........................      (146,623)
                                             -----------
NET ASSETS  100.0%........................   $45,095,414
                                             ===========

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated for open futures transactions.

(c) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

ADR -- American Depository Receipt

LYON--Liquid yield option note

                                               See Notes to Financial Statements

 GROWTH AND INCOME PORTFOLIO                 STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $38,382,284)........................  $45,242,037
Cash........................................................        1,875
Receivables:
  Investments Sold..........................................       54,788
  Dividends.................................................       43,655
  Variation Margin on Futures...............................       18,750
  Portfolio Shares Sold.....................................        3,489
Other.......................................................        4,164
                                                              -----------
      Total Assets..........................................   45,368,758
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      196,716
  Investment Advisory Fee...................................       14,489
  Distributor and Affiliates................................        3,342
Accrued Expenses............................................       39,745
Trustees' Deferred Compensation and Retirement Plans........       19,052
                                                              -----------
      Total Liabilities.....................................      273,344
                                                              -----------
NET ASSETS..................................................  $45,095,414
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $37,097,660
Net Unrealized Appreciation.................................    6,912,478
Accumulated Net Realized Gain...............................      839,283
Accumulated Undistributed Net Investment Income.............      245,993
                                                              -----------
NET ASSETS..................................................  $45,095,414
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $45,095,414 and 2,846,040 shares
    of beneficial interest issued and outstanding)..........  $     15.84
                                                              ===========

                                               See Notes to Financial Statements

 GROWTH AND INCOME PORTFOLIO                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................  $  316,920
Interest....................................................      83,391
                                                              ----------
    Total Income............................................     400,311
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     115,015
Custody.....................................................      23,627
Accounting..................................................      12,500
Shareholder Reports.........................................      12,308
Trustees' Fees and Related Expenses.........................       8,800
Audit.......................................................       8,326
Shareholder Services........................................       7,886
Legal.......................................................         544
Other.......................................................         878
                                                              ----------
    Total Expenses..........................................     189,884
    Investment Advisory Fee Reduction.......................      45,579
    Less Credits Earned on Overnight Cash Balances..........          26
                                                              ----------
    Net Expenses............................................     144,279
                                                              ----------
NET INVESTMENT INCOME.......................................  $  256,032
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $1,203,513
  Futures...................................................     101,032
                                                              ----------
Net Realized Gain...........................................   1,304,545
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   4,305,619
                                                              ----------
  End of the Period:
    Investments.............................................   6,859,753
    Futures.................................................      52,725
                                                              ----------
                                                               6,912,478
                                                              ----------
Net Unrealized Appreciation During the Period...............   2,606,859
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $3,911,404
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $4,167,436
                                                              ==========

                                               See Notes to Financial Statements

 GROWTH AND INCOME PORTFOLIO                  STATEMENT OF CHANGES IN NET ASSETS

                     For the Six Months Ended June 30, 1999
                and the Year Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                           Six Months Ended            Year Ended
                                                              June 30, 1999     December 31, 1998
-------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $   256,032         $   269,134
Net Realized Gain/Loss......................................     1,304,545            (422,384)
Net Unrealized Appreciation During the Period...............     2,606,859           3,766,083
                                                               -----------         -----------
Change in Net Assets from Operations........................     4,167,436           3,612,833
Distributions from Net Investment Income....................      (275,181)            (18,683)
                                                               -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     3,892,255           3,594,150
                                                               -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................    11,645,162          18,319,408
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................       275,181              18,683
Cost of Shares Repurchased..................................    (2,947,751)         (1,415,264)
                                                               -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     8,972,592          16,922,827
                                                               -----------         -----------
TOTAL INCREASE IN NET ASSETS................................    12,864,847          20,516,977
NET ASSETS:
Beginning of the Period.....................................    32,230,567          11,713,590
                                                               -----------         -----------
End of the Period (Including accumulated undistributed net
  investment income of $245,993 and $265,142,
  respectively).............................................   $45,095,414         $32,230,567
                                                               ===========         ===========

                                               See Notes to Financial Statements

 GROWTH AND INCOME PORTFOLIO                                FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the
                                   Portfolio
           outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                               December 23, 1996
                                                   Six Months     Year Ended December 31        (Commencement of
                                                        Ended     ----------------------  Investment Operations)
                                                June 30, 1999       1998          1997      to December 31, 1996
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........    $14.481      $12.123       $ 9.970           $10.000
                                                     -------      -------       -------           -------
  Net Investment Income..........................       .073         .120          .072              .011
  Net Realized and Unrealized Gain/Loss..........      1.396        2.254         2.309             (.041)
                                                     -------      -------       -------           -------
Total from Investment Operations.................      1.469        2.374         2.381             (.030)
                                                     -------      -------       -------           -------
Less:
  Distributions from Net Investment Income.......       .106         .016          .065               -0-
  Distributions from and in Excess of Net
    Realized Gain................................        -0-          -0-          .163               -0-
                                                     -------      -------       -------           -------
Total Distributions..............................       .106         .016          .228               -0-
                                                     -------      -------       -------           -------
Net Asset Value, End of the Period...............    $15.844      $14.481       $12.123           $ 9.970
                                                     =======      =======       =======           =======
Total Return*....................................     10.20%**     19.61%        23.90%             (.30%)**
Net Assets at End of the Period (In millions)....    $  45.1      $  32.2       $  11.7           $   0.5
Ratio of Expenses to Average Net Assets*.........       .75%         .75%          .75%              .75%
Ratio of Net Investment Income to Average Net
  Assets*........................................      1.33%        1.27%         1.19%             4.47%
Portfolio Turnover...............................        46%**        70%           96%                0%**
 * If certain expenses had not been assumed by
   Van Kampen, Total Return would have been
   lower and the ratios would have been as
   follows:
Ratio of Expenses to Average Net Assets..........       .99%        1.09%         1.63%            45.97%
Ratio of Net Investment Income/Loss to Average
  Net Assets.....................................      1.09%         .93%          .31%           (40.74%)

** Non-Annualized

                                               See Notes to Financial Statements

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                        VAN KAMPEN LIFE INVESTMENT TRUST

                MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO

 TOTAL RETURNS
Six-month total return based on NAV(1)......................       8.50%
One-year total return based on NAV(1).......................       0.81%
Three-year average annual total return based on NAV(1)......      14.71%
Life-of-Portfolio average annual total return based on
NAV(1)......................................................      15.42%
Commencement date...........................................    07/03/95

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Portfolio shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

Investing in REITs involves unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for tax-exempt status under the Internal Revenue Code of 1986, as amended. REITs, especially mortgage REITs, are also subject to some interest rate risk (e.g., as interest rates rise, the value of REITs may decline).

The Portfolio being offered is through a variable annuity contract.

                          PORTFOLIO MANAGEMENT REVIEW

                MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO

The following is an interview with Theodore R. Bigman, portfolio manager of Van Kampen Life Investment Trust--Morgan Stanley Real Estate Securities Portfolio.

Q WHAT WERE THE MARKET CONDITIONS IN WHICH THE PORTFOLIO OPERATED DURING THE REPORTING PERIOD?

A After a difficult first quarter, in which we saw a continuation of the negative market conditions from 1998, the REIT market finally experienced recovery in the second quarter of 1999. The vast majority of this turnaround was achieved from mid-April to mid-May due largely to a dramatic change in leadership in the equity markets--investors finally turned away from the richly valued large-cap growth and Internet stocks toward the beaten-down cyclical and value stocks. This change was primarily the result of economic consensus that the global economy had begun to recover. However, the real estate market modestly regressed in the latter part of the reporting period due to fears of a Federal Reserve tightening.
    Unlike prior rallies, this REIT recovery was broad-based, lifting stocks in all sectors. Even after this constructive period, REITs are still trading at a slight discount to the underlying value of their assets. This means that it is generally more attractive to buy real estate on Wall Street (through the ownership of securities) than on Main Street (through the direct ownership of properties).

Q     HOW WERE THE FUNDAMENTALS OF THE REAL ESTATE MARKET AFFECTED?

A Although real estate cycles tend to move at a slow pace, the U.S. real estate market has typically featured boom and bust cycles. Given the increasing size of the public markets for real estate equity and debt, there appears to be the opportunity for a muting of those cycles as the scrutiny and attention on the potential for over-supplied markets has increased. We base this belief on the current balance of supply and demand, as robust levels of demand have served to mute any serious threat of oversupply. Specifically, fundamentals in apartment and retail markets grew stronger during the period, while the dramatic improvement in commercial markets showed signs of reaching a plateau.

Q     HOW DID YOU POSITION THE PORTFOLIO DURING THIS TIME?

A We continued to shape the Portfolio with companies that offer attractive fundamental valuations relative to their underlying real estate value. Throughout the year, we were encouraged by the undeniable strength of the U.S. economy and became more optimistic that real estate fundamentals will remain favorable. While the sector weightings remain very similar to the Portfolio's profile six months ago, we have been more willing to take opportunistic positions in certain areas, including hotels and offices. Generally, we took advantage of the REIT rally to upgrade the quality of the Portfolio. This is most notably evident in the office sector, where we sold some of our holdings in the suburban office sector and added to the central business district office sector.
    The Portfolio's relative outperformance during the reporting period was driven primarily by stock selection. Specifically, the Portfolio benefited from investments in two West Coast apartment stocks and two retail companies--one focused on grocery-anchored centers and the other on upscale malls. The Portfolio's return was also supported by large positions in two office stocks trading at significant discounts to their underlying asset value.

Q     WHAT WAS THE PORTFOLIO'S PERFORMANCE FOR THE SIX-MONTH PERIOD?

A The Portfolio achieved a total return of 8.50 percent(1) for the six-month period ended June 30, 1999. This performance compares favorably to the total return of the NAREIT (National Association of Real Estate Investment
Trusts) Equity REIT Index of 2.06 percent over the same period. The NAREIT Index reflects the performance of a broad range of equity REITs of all property types.
    By comparison, the Standard & Poor's 500 Index registered a total return of
12.36 percent for the six months ended June 30, 1999. The S&P 500 Index is a broad-based, unmanaged index that reflects the general performance of the stock market. Keep in mind that these indices are unmanaged statistical composites that do not reflect any commissions or sales charges that would be incurred by an investor purchasing the securities they represent. Of course, past performance is no guarantee of comparable future results. Please refer to the chart and footnotes on page 39 for additional Portfolio performance results.

Q     WHAT IS YOUR OUTLOOK FOR THE REAL ESTATE MARKET?

A We are encouraged by the general sentiment among industry investors that the real estate market is stable, even bordering on boring. It's a nice middle ground between the unsustainable euphoria of years past and the more recent sense of depression. We can attribute this shift in attitude to two key factors. First, most REITs have developed business plans that do not require equity issuance in 1999. Generally, these business plans place an emphasis on managing the existing portfolio, while any external growth is limited to core competencies. REIT management companies are pleased with the recovery in their share prices but have declined to issue new equity at current prices. Second, at the end of the first-quarter earnings season, companies reported strong internal cash flow as a result of favorable property fundamentals. Because fundamentals remain intact, we do not expect any significant variation in the results for the second quarter.
    We believe this return to stability will help calm current investors and attract new investors looking for real estate exposure. It may also invite non-dedicated investors looking for long-term growth of capital with only a modest correlation to the broad equity markets.



Theodore R. Bigman
Portfolio Manager
Morgan Stanley Real Estate Securities Portfolio

 MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO        PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

          Description             Shares    Market Value
--------------------------------------------------------
COMMON AND PREFERRED STOCKS  97.7%
APARTMENTS  21.1%
Amli Residential Properties
  Trust.........................   66,800   $  1,494,650
Apartment Investment &
  Management Co., Class A.......    9,100        389,025
Archstone Communities Trust.....  160,046      3,511,009
AvalonBay Communities, Inc. ....  291,900     10,800,300
Berkshire Realty Company,
  Inc. .........................  129,900      1,501,969
Equity Residential Properties
  Trust.........................   67,454      3,039,646
Essex Property Trust, Inc. .....  241,000      8,525,375
Pennsylvania Real Estate
  Investment....................  184,900      3,871,343
Smith (Charles E.) Residential
  Realty, Inc. .................  184,400      6,258,075
Summit Properties, Inc. ........   31,700        626,075
                                            ------------
                                              40,017,467
                                            ------------
DEVELOPMENT  5.1%
Atlantic Gulf Communities Corp.
  (a)...........................  426,124        279,644
Atlantic Gulf Communities Corp.
  --
  Preferred Ser B (Convertible
  into
  96,770 common shares) (a).....   55,647        396,485
Atlantic Gulf Communities Corp.
  --
  Preferred Shares, 144A --
  Private
  Placement (a)(b)..............   79,420        565,868
Atlantic Gulf Communities Corp.
  Warrants,
  37,098 shares Class A, B and
  C,
  expiring 06/23/04 (a).........  111,294         34,779
Atlantic Gulf Communities Corp.
  Warrants,
  74,352 shares Class A, B and
  C,
  expiring 06/24/01, 144A --
  Private Placement (a) (b).....  223,056         69,705
Brookfield Properties Corp. ....  548,742      7,177,545
Merry Land Properties, Inc.
  (a)...........................   17,090         84,382
Security Capital Group, Inc.,
  Class B.......................   68,000        990,250
                                            ------------
                                               9,598,658
                                            ------------
HOTEL & LODGING  6.7%
Candlewood Hotel Co., Inc.
  (a)...........................   80,000        300,000
Crestline Capital Corp. (a).....   15,870        266,814
Host Marriott Corp. ............  229,011      2,719,505
Interstate Hotels Management,
  Inc. (a)......................   13,575         55,997
Patriot American Hospitality,
  Inc. .........................  407,263      1,832,684
Promus Hotel Corp. (a)..........  117,000      3,627,000
Starwood Hotels & Resorts, Class
  B.............................  127,531      3,897,666
                                            ------------
                                              12,699,666
MANUFACTURED HOME COMMUNITIES  7.3%
Chateau Communities, Inc. ......  402,328     12,047,988
Manufactured Home Communities,
  Inc. .........................   44,600      1,159,600
Sun Communities, Inc. ..........   15,100        536,050
                                            ------------
                                              13,743,638
                                            ------------
OFFICE/INDUSTRIAL  34.2%
Arden Realty, Inc. .............  391,300      9,635,762
Beacon Capital Partners Inc.,
  144A --
  Private Placement (a) (b).....  271,300      5,426,000
Bedford Property Investors,
  Inc. .........................    8,300        148,363
Boston Properties, Inc. ........   25,600        918,400

          Description             Shares    Market Value
--------------------------------------------------------
OFFICE/INDUSTRIAL (CONTINUED)
Brandywine Realty Trust.........  342,400   $  6,783,800
CarrAmerica Realty Corp. .......  263,400      6,585,000
Cornerstone Properties, Inc. ...   59,000        936,625
Crescent Real Estate Equities
  Trust.........................   32,000        760,000
EastGroup Properties, Inc. .....   13,600        272,850
Equity Office Properties
  Trust.........................  196,011      5,022,782
Great Lakes REIT, Inc. .........  404,375      6,571,094
Pacific Gulf Properties,
  Inc. .........................  312,600      7,072,575
Prentiss Properties Trust.......      800         18,800
Prime Group Realty Trust........  323,600      5,561,875
ProLogis Trust..................   11,300        228,825
SL Green Realty Corp. ..........    3,200         65,400
Spleker Properties, Inc. .......   19,400        754,175
Trizec Hahn Corp. ..............  152,200      3,101,075
Wellsford Real Properties, Inc.,
  144A --
  Private Placement (a) (b).....  447,242      4,807,851
                                            ------------
                                              65,671,252
                                            ------------
SELF-STORAGE  5.4%
PS Business Parks Inc. .........  157,120      3,829,800
Public Storage, Inc. ...........  193,138      5,407,864
Shurgard Storage Centers, Inc.,
  Class A.......................   36,700        995,488
                                            ------------
                                              10,233,152
                                            ------------
SHOPPING CENTERS  9.3%
Acadia Realty Trust.............   28,300        152,112
Burnham Pacific Properties,
  Inc. .........................  650,882      8,013,985
Federal Realty Investment,
  Inc. .........................  190,300      4,365,006
First Washington Realty Trust,
  Inc. .........................   74,487      1,741,134
Pan Pacific Retail Properties,
  Inc. .........................  121,800      2,359,875
Philips International Realty
  Corp. ........................    5,900         99,562
Ramco-Gershenson Properties
  Trust.........................    2,000         32,500
Regency Realty Corp. ...........   41,100        901,631
Vornado Realty Trust............      200          7,063
                                            ------------
                                              17,672,868
                                            ------------
SHOPPING MALLS  8.5%
Rouse Co. ......................   23,700        601,388
Simon Property Group, Inc. .....  114,700      2,910,512
Taubman Centers, Inc. ..........  709,542      9,357,085
Urban Shopping Centers, Inc. ...   98,800      3,112,200
                                            ------------
                                              15,981,185
                                            ------------
TOTAL COMMON AND PREFERRED STOCKS........    184,617,886
CONVERTIBLE CORPORATE OBLIGATIONS  1.1%
Brookfield Properties Corp. --
  Installment Receipts Representing
  Subordinated Debenture ($2,262,000 par,
  6.00% Coupon, 02/14/07 Maturity).......      2,054,575
                                            ------------
TOTAL INVESTMENTS  98.8%
  (Cost $180,904,226)....................
                                             186,672,461
OTHER ASSETS IN EXCESS OF
  LIABILITIES  1.2%......................      2,351,710
                                            ------------
NET ASSETS  100.0%.......................   $189,024,171
                                            ------------

(a) Non-income producing security as this stock currently does not declare dividends.

(a) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

 MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO         STATEMENT OF ASSETS AND
                                  LIABILITIES

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $180,904,226).......................  $186,672,461
Receivables:
  Investments Sold..........................................     2,118,651
  Dividends.................................................     1,611,405
  Interest..................................................        45,240
  Portfolio Shares Sold.....................................        19,552
Unamortized Organizational Costs............................         1,373
Other.......................................................         8,328
                                                              ------------
      Total Assets..........................................   190,477,010
                                                              ------------
LIABILITIES:
Payables:
  Portfolio Shares Repurchased..............................     1,018,967
  Custodian Bank............................................       171,311
  Investment Advisory Fee...................................       158,963
  Distributor and Affiliates................................        18,100
Trustees' Deferred Compensation and Retirement Plans........        43,994
Accrued Expenses............................................        41,504
                                                              ------------
      Total Liabilities.....................................     1,452,839
                                                              ------------
NET ASSETS..................................................  $189,024,171
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $188,944,286
Net Unrealized Appreciation.................................     5,768,235
Accumulated Undistributed Net Investment Income.............     3,133,271
Accumulated Net Realized Loss...............................    (8,821,621)
                                                              ------------
NET ASSETS..................................................  $189,024,171
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $189,024,171 and 13,608,856 shares
    of beneficial interest issued and outstanding)..........  $      13.89
                                                              ============

                                               See Notes to Financial Statements

 MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO         STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends...................................................  $ 4,062,632
Interest....................................................      136,731
                                                              -----------
      Total Income..........................................    4,199,363
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      940,318
Accounting..................................................       34,933
Custody.....................................................       14,842
Trustees' Fees and Related Expenses.........................       13,604
Shareholder Services........................................        8,422
Legal.......................................................        4,887
Amortization of Organizational Costs........................          677
Other.......................................................       27,911
                                                              -----------
      Total Expenses........................................    1,045,594
      Investment Advisory Fee Reduction.....................       11,617
                                                              -----------
      Net Expenses..........................................    1,033,977
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,165,386
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(2,049,123)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (7,525,146)
  End of the Period.........................................    5,768,235
                                                              -----------
Net Unrealized Appreciation During the Period...............   13,293,381
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $11,244,258
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $14,409,644
                                                              ===========

                                               See Notes to Financial Statements

 MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO     STATEMENT OF CHANGES IN NET
                                     ASSETS

                     For the Six Months Ended June 30, 1999
                and the Year Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                           Six Months Ended            Year Ended
                                                              June 30, 1999     December 31, 1998
-------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $  3,165,386       $ 11,836,164
Net Realized Loss...........................................     (2,049,123)        (6,375,125)
Net Unrealized Appreciation/Depreciation During the
  Period....................................................     13,293,381        (38,598,410)
                                                               ------------       ------------
Change in Net Assets from Operations........................     14,409,644        (33,137,371)
                                                               ------------       ------------
Distributions from Net Investment Income....................    (11,849,805)          (453,855)
Distributions from Net Realized Gain........................            -0-         (4,452,811)
                                                               ------------       ------------
Total Distributions.........................................    (11,849,805)        (4,906,666)
                                                               ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      2,559,839        (38,044,037)
                                                               ------------       ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     40,858,461         88,276,432
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................     11,849,796          4,906,666
Cost of Shares Repurchased..................................    (75,074,639)      (145,715,375)
                                                               ------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........    (22,366,382)       (52,532,277)
                                                               ------------       ------------
TOTAL DECREASE IN NET ASSETS................................    (19,806,543)       (90,576,314)
NET ASSETS:
Beginning of the Period.....................................    208,830,714        299,407,028
                                                               ------------       ------------
End of the Period (Including accumulated undistributed net
  investment income of $3,133,271
  and $11,817,690, respectively)............................   $189,024,171       $208,830,714
                                                               ============       ============

                                               See Notes to Financial Statements

 MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO            FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                                   July 3, 1995
                                                                                                  (Commencement
                                                                  Year Ended December 31,         of Investment
                                          Six Months Ended      ---------------------------      Operations) to
                                             June 30, 1999       1998      1997      1996     December 31, 1995
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...     $13.759         $15.846   $14.784   $ 10.74        $10.00
                                                -------         -------   -------   -------        ------
  Net Investment Income....................        .364            .781      .464      .217           .20
  Net Realized and Unrealized Gain/Loss....        .680          (2.597)    2.617     4.117         .6325
                                                -------         -------   -------   -------        ------
Total from Investment Operations...........       1.044          (1.816)    3.081     4.334         .8325
                                                -------         -------   -------   -------        ------
Less:
  Distributions from Net Investment
    Income.................................        .913            .025      .470      .199         .0925
  Distributions from Net Realized Gain.....         -0-            .246     1.549      .091           -0-
                                                -------         -------   -------   -------        ------
Total Distributions........................        .913            .271     2.019      .290         .0925
                                                -------         -------   -------   -------        ------
Net Asset Value, End of the Period.........     $13.890         $13.759   $15.846   $14.784        $10.74
                                                =======         =======   =======   =======        ======
Total Return*..............................       8.50%**       (11.62%)   21.47%    40.53%       8.35%**
Net Assets at End of the Period (In
  millions)................................     $ 189.0         $ 208.8   $ 299.4   $ 167.5        $  8.6
Ratio of Expenses to Average Net Assets*...       1.10%           1.08%     1.07%     1.10%         2.50%
Ratio of Net Investment Income to Average
  Net Assets*..............................       3.37%           4.72%     3.42%     5.06%         3.75%
Portfolio Turnover.........................         16%**          110%      177%       84%           85%**
 * If certain expenses had not been assumed
   by Van Kampen, Total Return would have
   been lower and the ratios would have
   been as follows:
Ratio of Expenses to Average Net Assets....       1.11%             N/A       N/A     1.27%         2.90%
Ratio of Net Investment Income to Average
  Net Assets...............................       3.36%             N/A       N/A     4.89%         3.36%

** Non-Annualized

N/A = Not Applicable

                                               See Notes to Financial Statements

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                        VAN KAMPEN LIFE INVESTMENT TRUST

                           STRATEGIC STOCK PORTFOLIO

 TOTAL RETURNS
Six-month total return based on NAV(1)......................    11.50%
One-year total return based on NAV(1).......................    18.23%
Life-of-Portfolio average annual total return based on
  NAV(1)....................................................    18.89%
Commencement date...........................................  11/03/97

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Portfolio shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

The Portfolio being offered is through a variable annuity contract.

                          PORTFOLIO MANAGEMENT REVIEW

                           STRATEGIC STOCK PORTFOLIO

The following is an interview with the portfolio management team of the Van Kampen Life Investment Trust--Strategic Stock Portfolio. The team is led by John
M. Cunniff, senior portfolio manager, Raj Wagle, portfolio manager (since May
1999), and Stephen L. Boyd, chief investment officer for equity investments.

Q     WHAT MARKET FACTORS AFFECTED THE PORTFOLIO DURING THE REPORTING PERIOD?

A As has been its trademark recently, the stock market was volatile during the first six months of 1999. The Dow Jones Industrial Average passed two significant milestones during the reporting period--10,000 in late March and 11,000 in early May. Investors' anticipation of an interest-rate increase placed downward pressure on the stock market, particularly among growth stocks. In response to this shift from growth investments, investors began to favor cyclical stocks. The Federal Reserve Board did indeed raise interest rates on the last day of the reporting period, but, because the increase was widely expected, the effect on stock prices was limited.

Q     HOW DID YOU SEEK TO MEET THE PORTFOLIO'S OBJECTIVE?

A We use a disciplined strategy to select undervalued stocks of high-quality companies. First, we analyze the Dow, which is composed of 30 blue-chip stocks. Each month, we invest half of the Portfolio's new assets into equal amounts of the 10 Dow stocks with the highest dividend-yields. Investors often refer to this as a "Dogs of the Dow" strategy.
    Next, we review the nearly 370 large-company stocks that comprise the Morgan Stanley Capital International-USA Index. We exclude the 30 stocks of the Dow and all utility and financial stocks. The remaining securities are screened for quality factors, such as sales growth, earnings growth, dividend performance, and trading volume. Of the securities that pass our screen, we select the 10 stocks with the highest dividend yields. The other half of the Portfolio's new assets are invested in equal amounts of these 10 stocks each month.
    By limiting our investments to these two indices, we select from a pool of high-quality U.S. companies. Also, because stocks with high dividend-yields tend to be undervalued, our strategy pinpoints companies that could potentially rebound in price.

Q     HOW DOES THE STRATEGY WORK OVER TIME?

A Every month, we purchase 20 stocks--10 from the Dow and 10 from the MSCI-USA Index--so the Portfolio has 12 "baskets" containing 20 stocks each. Each basket is sold after 12 months, and a new basket of 20 stocks is purchased to replace it. It is important to understand that shareholders of the Portfolio don't own just one basket of stocks but instead own shares of the whole Portfolio, which contains multiple baskets.
    Through this stock selection process, the Portfolio is rotated every month to purchase stocks that may be undervalued in the marketplace and sell stocks that have had a full 12 months to potentially rebound to their fair values. It has been our experience that solid, well-established companies do not often languish at reduced valuations. Their true worth is usually recognized over time.

Q     WHICH STOCKS HAD THE GREATEST POSITIVE IMPACT ON THE PORTFOLIO'S
      PERFORMANCE?

A The Portfolio's largest holdings and biggest contributors to positive performance were stocks that passed our screens during multiple months and therefore were purchased repeatedly throughout the year. The stocks that most significantly contributed to the total return for the six-month period included Limited, JP Morgan, Caterpillar, Minnesota Mining & Manufacturing, and Du Pont. All of these companies benefited from the continuing economic expansion. This growth has fueled consumer retailers, such as Limited. It has also enabled financial stocks, such as

JP Morgan, to recover from last fall's global economic crisis. And, most directly, economic expansion has fueled earnings increases at industrial companies such as Caterpillar, Minnesota Mining & Manufacturing, and Du Pont.
    Please keep in mind that not all stocks in the Portfolio performed as favorably, nor is there any guarantee they will continue to do so in the future.

Q     WHAT INVESTMENTS MOST HURT THE PORTFOLIO?

A Philip Morris stands out as the worst contributor to the total return of the Portfolio during this period. Concerns about ongoing litigation continued to trouble investors, leading to Philip Morris's underperformance. Because of the stock's high dividend yield, Philip
Morris represented a relatively large portion of the Portfolio and therefore had a substantial impact on the Portfolio's return.

Q     HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A Due to the generally positive performance during the reporting period of the types of stocks that meet the Portfolio's discipline, the Portfolio achieved a six-month total return of 11.50 percent(1) as of June 30, 1999. By comparison, the Standard & Poor's 500 Index returned 12.36 percent, the
Dow Jones Industrial Average returned 20.46 percent, and the MSCI-USA Index returned 11.95 percent for the same period. Past performance does not guarantee future results.
    The S&P 500 Index is a broad-based, unmanaged index that reflects the general performance of the stock market. The Dow consists of 30 actively traded stocks of well-established, blue-chip companies, and the MSCI-USA Index achieves a 60 percent representation of U.S. market capitalization, as well as 60 percent of the capitalization of each industry group. These indices are statistical composites that do not include any commissions that would be paid by an investor purchasing the securities represented by these indices. Please refer to the chart and footnotes on page 47 for additional performance results.

Q     WHAT DO YOU SEE AHEAD FOR THE PORTFOLIO?

A We're anticipating continued market volatility. Concerns about interest rates will make for interesting times ahead, and questions about the year 2000 problem will affect investors' decisions--although to what extent is uncertain. As we've mentioned in prior reports, during periods of market uncertainty, investors often look to purchase stock in large, well-established companies with a history of high dividend-yields. We believe that the Strategic Stock Portfolio, which purchases stock in only these types of companies, may represent an attractive option for such investors.

John M. Cunniff
Senior Portfolio Manager
Strategic Stock Portfolio

Raj Wagle
Portfolio Manager
Strategic Stock Portfolio

Stephen L. Boyd
Chief Investment Officer
Equity Investments

 STRATEGIC STOCK PORTFOLIO                              PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

           Description             Shares    Market Value
---------------------------------------------------------
COMMON STOCKS  97.3%
CONSUMER DISTRIBUTION  7.9%
Limited, Inc. ...................
                                    20,380   $   924,743
May Department Stores Co. .......
                                    22,145       905,177
Sears Roebuck & Co. .............
                                     2,640       117,645
SUPERVALU, Inc. .................
                                     4,340       111,484
SYSCO Corp. .....................
                                     9,340       278,449
                                             -----------
                                               2,337,498
                                             -----------
CONSUMER DURABLES  17.7%
DaimlerChrysler, AG..............
                                     1,081        96,074
Delphi Automotive Systems
  Corp. .........................
                                     9,568       177,606
Eastman Kodak Co. ...............
                                    17,110     1,159,202
General Motors Corp. ............
                                    14,770       974,820
Genuine Parts Co. ...............
                                    29,470     1,031,449
Goodyear Tire & Rubber Co. ......
                                    14,730       866,308
Masco Corp. .....................
                                     3,970       114,634
Maytag Corp. ....................
                                     2,900       202,094
Newell Rubbermaid, Inc. .........
                                    13,290       617,985
                                             -----------
                                               5,240,172
                                             -----------
CONSUMER NON-DURABLES  12.0%
Anheuser-Busch Cos., Inc. .......
                                     5,600       397,250
General Mills, Inc. .............
                                     8,780       705,693
H.J. Heinz Co. ..................
                                    13,570       680,196
Philip Morris Cos., Inc. ........
                                    29,900     1,201,606
Sara Lee Corp. ..................
                                    24,320       551,760
                                             -----------
                                               3,536,505
                                             -----------
CONSUMER SERVICES  1.7%
McGraw-Hill, Inc. ...............
                                     6,670       359,763
Service Corp. International......
                                     7,410       142,643
                                             -----------
                                                 502,406
                                             -----------
ENERGY  10.0%
Chevron Corp. ...................
                                    15,210     1,447,801
Exxon Corp. .....................
                                    17,560     1,354,314
USX -- Marathon Group............
                                     4,570       148,811
                                             -----------
                                               2,950,926
                                             -----------
FINANCE  5.5%
JP Morgan & Co., Inc. ...........
                                    11,470     1,611,535
                                             -----------
HEALTHCARE  2.1%
Abbott Laboratories, Inc. .......
                                     7,580       344,890
American Home Products Corp. ....
                                     4,770       274,275
                                             -----------
                                                 619,165
                                             -----------

           Description             Shares    Market Value
---------------------------------------------------------
PRODUCER MANUFACTURING  17.1%
Caterpillar, Inc. ...............
                                    22,930   $ 1,375,800
Deere & Co. .....................
                                    15,520       614,980
Fluor Corp. .....................
                                     7,070       286,335
Milacron, Inc. ..................
                                     5,880       108,780
Minnesota Mining & Manufacturing
  Co. ...........................
                                    16,630     1,445,771
Parker-Hannifin Corp. ...........
                                    11,940       546,255
Textron, Inc. ...................
                                     3,080       253,523
Tyco International Ltd. .........
                                     4,557       431,776
                                             -----------
                                               5,063,220
                                             -----------
RAW MATERIALS/PROCESSING INDUSTRIES  14.5%
Air Products & Chemicals, Inc....
                                    20,170       811,843
E.I. Du Pont de Nemours & Co. ...
                                    18,650     1,274,028
International Paper Co. .........
                                    15,950       805,475
PPG Industries, Inc. ............
                                     6,630       391,584
Sherwin-Williams Co. ............
                                    32,880       912,420
Union Carbide Corp. .............
                                     1,880        91,650
                                             -----------
                                               4,287,000
                                             -----------
TECHNOLOGY  1.7%
General Dynamics Corp. ..........
                                     4,480       306,880
Harris Corp. ....................
                                     4,770       186,924
                                             -----------
                                                 493,804
                                             -----------
TRANSPORTATION  0.4%
Burlington Northern Santa Fe.....
                                     3,800       117,800
                                             -----------
UTILITIES  6.7%
AT&T Corp. ......................
                                     7,050       393,478
Bell Atlantic Corp. .............
                                    10,560       690,360
SBC Communications, Inc. ........
                                    15,290       886,820
                                             -----------
                                               1,970,658
                                             -----------
TOTAL LONG-TERM INVESTMENTS
  (Cost $25,411,471)......................    28,730,689
REPURCHASE AGREEMENT  2.7%
Goldman Sachs ($805,000 par collateralized
  by U.S. Government obligations in a
  pooled cash account, dated 06/30/99, to
  be sold on 07/01/99 at $805,108) (Cost
  $805,000)...............................       805,000
                                             -----------
TOTAL INVESTMENTS  100.0%
  (Cost $26,216,471)......................    29,535,689
OTHER ASSETS IN EXCESS OF
  LIABILITIES  0.0%.......................         8,826
                                             -----------
NET ASSETS  100.0%........................   $29,544,515
                                             ===========

                                               See Notes to Financial Statements

 STRATEGIC STOCK PORTFOLIO                   STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $26,216,471)........................  $29,535,689
Cash........................................................        4,112
Receivables:
  Portfolio Shares Sold.....................................       82,541
  Dividends.................................................       59,163
Unamortized Organizational Costs............................       26,782
Other.......................................................        1,252
                                                              -----------
      Total Assets..........................................   29,709,539
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      107,876
  Portfolio Shares Repurchased..............................       17,836
  Distributor and Affiliates................................        4,531
Accrued Expenses............................................       21,678
Trustees' Deferred Compensation and Retirement Plans........       13,103
                                                              -----------
      Total Liabilities.....................................      165,024
                                                              -----------
NET ASSETS..................................................  $29,544,515
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $25,511,673
Net Unrealized Appreciation.................................    3,319,218
Accumulated Net Realized Gain...............................      503,599
Accumulated Undistributed Net Investment Income.............      210,025
                                                              -----------
NET ASSETS..................................................  $29,544,515
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $29,544,515 and 2,247,601 shares
    of beneficial interest issued and outstanding)..........  $     13.14
                                                              ===========

                                               See Notes to Financial Statements

 STRATEGIC STOCK PORTFOLIO                               STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends...................................................  $  284,378
Interest....................................................      14,650
                                                              ----------
    Total Income............................................     299,028
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................      62,506
Custody.....................................................      17,530
Shareholder Services........................................       7,790
Audit.......................................................       7,164
Trustees' Fees and Related Expenses.........................       6,878
Accounting..................................................       6,237
Amortization of Organizational Costs........................       3,968
Legal.......................................................         599
Other.......................................................       5,746
                                                              ----------
    Total Expenses..........................................     118,418
    Investment Advisory Fee Reduction.......................      36,889
    Less Credits Earned on Overnight Cash Balances..........          61
                                                              ----------
    Net Expenses............................................      81,468
                                                              ----------
NET INVESTMENT INCOME.......................................  $  217,560
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  537,676
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,218,605
  End of the Period.........................................   3,319,218
                                                              ----------
Net Unrealized Appreciation During the Period...............   2,100,613
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $2,638,289
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $2,855,849
                                                              ==========

                                               See Notes to Financial Statements

 STRATEGIC STOCK PORTFOLIO                    STATEMENT OF CHANGES IN NET ASSETS

                     For the Six Months Ended June 30, 1999
                  and Year Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                           Six Months Ended            Year Ended
                                                              June 30, 1999     December 31, 1998
-------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $   217,560         $   228,843
Net Realized Gain...........................................       537,676              27,796
Net Unrealized Appreciation During the Period...............     2,100,613           1,211,770
                                                               -----------         -----------
Change in Net Assets from Operations........................     2,855,849           1,468,409
                                                               -----------         -----------
Distributions from Net Investment Income....................      (236,337)             (6,617)
Distributions from Net Realized Gain........................       (61,873)                -0-
                                                               -----------         -----------
Total Distributions.........................................      (298,210)             (6,617)
                                                               -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     2,557,639           1,461,792
                                                               -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     7,354,621          19,135,086
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................       295,270               6,375
Cost of Shares Purchased....................................    (2,071,871)         (1,720,599)
                                                               -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     5,578,020          17,420,862
                                                               -----------         -----------
TOTAL INCREASE IN NET ASSETS................................     8,135,659          18,882,654
NET ASSETS:
Beginning of the Period.....................................    21,408,856           2,526,202
                                                               -----------         -----------
End of Period (Including accumulated undistributed net
  investment income of $210,025 and $228,802,
  respectively).............................................   $29,544,515         $21,408,856
                                                               ===========         ===========

                                               See Notes to Financial Statements

 STRATEGIC STOCK PORTFOLIO                                  FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                                 November 3, 1997
                                                                                                    (Commencement
                                                            Six Months                              of Investment
                                                                 Ended          Year Ended         Operations) to
                                                         June 30, 1999   December 31, 1998      December 31, 1997
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................    $11.932           $10.245                $10.000
                                                            -------           -------                -------
  Net Investment Income.................................       .082              .113                   .027
  Net Realized and Unrealized Gain......................      1.278             1.586                   .218
                                                            -------           -------                -------
Total from Investment Operations........................      1.360             1.699                   .245
                                                            -------           -------                -------
Less:
  Distributions from Net Investment Income..............       .117              .012                    -0-
  Distributions from Net Realized Gain..................       .031               -0-                    -0-
                                                            -------           -------                -------
Total Distributions.....................................       .148              .012                    -0-
                                                            -------           -------                -------
Net Asset Value, End of the Period......................    $13.144           $11.932                $10.245
                                                            =======           =======                =======
Total Return*...........................................     11.50%**          16.51%                  2.45%**
Net Assets at End of the Period (In millions)...........    $  29.5           $  21.4                $   2.5
Ratio of Expenses to Average Net Assets*................       .65%              .65%                   .61%
Ratio of Net Investment Income to Average Net Assets*...      1.74%             2.01%                  2.67%
Portfolio Turnover......................................        21%**             10%                     0%**
 * If certain expenses had not been assumed by Van
   Kampen, Total Return would have been lower and the
   ratios would have been as follows:
Ratio of Expenses to Average Net Assets.................       .94%             1.25%                  2.59%
Ratio of Net Investment Income to Average Net Assets....      1.44%             1.41%                   .68%

** Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Life Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company comprised of eleven Portfolios: Asset Allocation Portfolio(1) ("Asset Allocation"), Comstock Portfolio ("Comstock"), Domestic Income Portfolio(1) ("Domestic"), Emerging Growth Portfolio ("Emerging Growth"), Enterprise Portfolio ("Enterprise"), Global Equity Portfolio(1) ("Global Equity"), Government Portfolio(1) ("Government"), Growth and Income Portfolio ("Growth and Income"), Money Market Portfolio(1) ("Money Market"), Morgan Stanley Real Estate Securities Portfolio ("Real Estate") and Strategic Stock Portfolio ("Strategic Stock") (collectively the "Portfolios"). Each Portfolio is accounted for as a separate entity.
    The goals of the Portfolios are as follows: Asset Allocation seeks a high total investment return consistent with prudent risk; Comstock seeks capital growth and income through investments in equity securities including common and preferred stocks and securities convertible into common and preferred stocks; Domestic seeks income as its primary objective and capital appreciation as a secondary objective; Emerging Growth seeks capital appreciation by investing principally in common stocks of small and medium sized companies; Enterprise seeks capital appreciation by investing principally in common stocks; Global Equity seeks long-term growth of capital through an internationally diversified portfolio of equity securities of any nation, including the United States; Government seeks high current return consistent with preservation of capital; Growth and Income seeks long-term growth of capital and income by investing primarily in income-producing equity securities including common stocks and convertible securities; Money Market seeks protection of capital and high current income by investing in short-term money market instruments; Real Estate seeks long-term growth of capital by investing principally in securities of companies operating in the real estate industry; and Strategic Stock seeks an above average total return consistent with the preservation of invested capital, by investing primarily in a portfolio of dividend paying equity securities included in the Dow Jones Industrial Average or the Morgan Stanley Capital International USA Index.
    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Fixed income investments are valued by independent pricing services or dealers using the mean of the bid and asked prices. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.
    The Portfolios may invest in repurchase agreements which are short-term investments in which the Portfolios acquire ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolios may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the

---------------

(1) These Portfolios are included under a separate cover.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

"Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolios will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolios.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. ORGANIZATIONAL COSTS--Emerging Growth, Real Estate and Strategic Stock have reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with each Portfolio's organization in the amount of $6,828, $6,828 and $40,000, respectively per Portfolio. These costs are being amortized on a straight line basis over the 60 month period ending July 2, 2000, July 2, 2000 and November 4, 2002, respectively. The Adviser has agreed that in the event any of the initial shares of the Portfolios originally purchased by Van Kampen are redeemed during the amortization period, the Portfolios will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    Each Portfolio intends to utilize provisions of the federal income tax laws which allow each Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. The following table presents the capital loss carryforward at December 31, 1998 along with its expiration dates. The table also presents the identified cost of investments at June 30, 1999 for federal income tax

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

purposes with the associated gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation on investments.

                                                                        EMERGING
                                                          COMSTOCK       GROWTH        ENTERPRISE
--------------------------------------------------------------------------------------------------
Realized capital loss carryforward...................            --    $ 1,676,588              --
Expiration dates of capital loss carryforward........            --      2004-2006              --
Amount expiring on 12/31/99..........................            --             --              --
Identified cost......................................    $1,049,264    $64,305,483    $100,077,419
Gross unrealized appreciation........................        36,125     19,897,714      42,869,756
Gross unrealized depreciation........................        40,705      1,099,072       1,246,825
Net unrealized appreciation/depreciation.............        (4,580)    18,798,642      41,622,931

                                                          GROWTH
                                                            AND            REAL         STRATEGIC
                                                          INCOME          ESTATE          STOCK
--------------------------------------------------------------------------------------------------
Realized capital loss carryforward..................    $   289,634    $  3,603,556             --
Expiration dates of capital loss carryforward.......           2006            2006             --
Amount expiring on 12/31/99.........................             --              --             --
Identified cost.....................................    $38,473,370    $182,085,798    $26,249,237
Gross unrealized appreciation.......................      7,394,081      13,724,245      3,732,994
Gross unrealized depreciation.......................        625,415       9,137,582        446,541
Net unrealized appreciation/depreciation............      6,768,666       4,586,663      3,286,453

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

F. DISTRIBUTION OF INCOME AND GAINS--Comstock, Emerging Growth, Enterprise, Growth and Income, Real Estate and Strategic Stock declare dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.
    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

G. EXPENSE REDUCTIONS--During the six months ended June 30, 1999, custody fees were reduced by the following amounts as a result of credits earned on overnight cash balances:

                                                                         GROWTH
                                                 EMERGING                 AND      REAL    STRATEGIC
                                      COMSTOCK    GROWTH    ENTERPRISE   INCOME   ESTATE     STOCK
----------------------------------------------------------------------------------------------------
Credits earned on overnight cash
  balances...........................   $-0-       $181       $2,034      $26      $-0-       $61

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly based upon the average daily net assets as follows:

-------------------------------------------------------------------
Asset Allocation, Domestic Income, Enterprise, Government
and Money Market (based upon their combined net assets)
     First $500 million.....................................   .50%
     Next $500 million......................................   .45%
     Over $1 billion........................................   .40%
     (The resulting fee is prorated to each of these
     Portfolios based upon their respective average
     daily net assets.)
Emerging Growth.............................................   .70%
Comstock, Growth and Income
     First $500 million.....................................   .60%
     Over $500 million......................................   .55%
Real Estate.................................................  1.00%
Strategic Stock.............................................   .50%

    In relation to Real Estate, the Adviser has entered into a subadvisory agreement, dated October 1, 1998, with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser") to provide advisory services to the Portfolio and the Adviser with respect to the Portfolio's investments. For these services, the Adviser pays 50% of its advisory fees to the Subadviser.
    Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of Enterprise, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolios for all expenses as a percent of average daily net assets in excess of the following:

-------------------------------------------------------------------
Comstock....................................................   .95%
Enterprise..................................................   .60%
Emerging Growth.............................................   .85%
Growth and Income...........................................   .75%
Real Estate.................................................  1.10%
Strategic Stock.............................................   .65%

    Other transactions with affiliates during the six months ended June 30, 1999 were as follows:

                                                                         EMERGING
                                                              COMSTOCK    GROWTH    ENTERPRISE
----------------------------------------------------------------------------------------------
Accounting..................................................  $  5,600   $13,400     $20,500
Shareholder servicing agent's fees..........................       -0-     7,400       7,500
Legal (Skadden Arps)........................................       100       600       2,200

                                                               GROWTH
                                                                AND       REAL     STRATEGIC
                                                               INCOME    ESTATE      STOCK
--------------------------------------------------------------------------------------------
Accounting..................................................  $ 12,500   $34,900    $ 7,400
Shareholder servicing agent's fees..........................     7,400     7,400      7,300
Legal (Skadden Arps)........................................       500     4,900        600

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Accounting services are provided by Van Kampen at cost. Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolios. Transfer agency fees are determined through negotiations with the Portfolios' Board of Trustees and are based on competitive benchmarks. Legal services are provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolios, of which a trustee of the Portfolios is an affiliated person.
    Certain officers and trustees of the Portfolios are also officers and directors of Van Kampen. The Portfolios do not compensate their officers or trustees who are officers of Van Kampen.
    The Portfolios provide deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500 per portfolio.
    At June 30, 1999, Van Kampen owned 100,000 shares of Comstock, 10 shares of Emerging Growth, 50,000 shares of Growth and Income, 10 shares of Real Estate, and 20,000 shares of Strategic Stock.

3. CAPITAL TRANSACTIONS
    For the six months ended June 30, 1999, share transactions were as follows:

                                                                          EMERGING
                                                           COMSTOCK        GROWTH       ENTERPRISE
---------------------------------------------------------------------------------------------------
Beginning Shares.....................................         100,000(1)   1,477,759      5,518,824
Sales................................................           4,351      1,876,262        979,538
Dividend Reinvestment................................             -0-            -0-        445,355
Repurchases..........................................             -0-       (378,403)      (574,865)
                                                         ------------    -----------    -----------
Ending Shares........................................         104,351      2,975,618      6,368,852
                                                         ============    ===========    ===========
Capital at 6/30/99...................................    $  1,044,412    $62,858,176    $88,967,415
                                                         ============    ===========    ===========

                                                        GROWTH AND         REAL         STRATEGIC
                                                          INCOME          ESTATE          STOCK
--------------------------------------------------------------------------------------------------
Beginning Shares....................................      2,225,645      15,178,156      1,794,237
Sales...............................................        793,584       3,049,652        592,288
Dividend Reinvestment...............................         19,204         972,091         24,667
Repurchases.........................................       (192,393)     (5,591,043)      (163,591)
                                                        -----------    ------------    -----------
Ending Shares.......................................      2,846,040      13,608,856      2,247,601
                                                        ===========    ============    ===========
Capital at 6/30/99..................................    $37,097,660    $188,944,286    $25,511,673
                                                        ===========    ============    ===========

(1) Portfolio commenced investment operations during the period.

    At June 30, 1999, with the exception of Van Kampen's ownership of shares of certain portfolios, two insurance companies or their separate accounts were record owners of all but a de minimus number of the shares of each Portfolio.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the year ended December 31, 1998, share transactions were as follows:

                                                                 EMERGING
                                                                  GROWTH       ENTERPRISE
------------------------------------------------------------------------------------------
Beginning Shares............................................        637,815      5,452,063
Sales.......................................................      1,341,978      1,178,203
Dividend Reinvestment.......................................            260         59,530
Repurchases.................................................       (502,294)    (1,170,972)
                                                                -----------    -----------
Ending Shares...............................................      1,477,759      5,518,824
                                                                ===========    ===========
Capital at 12/31/98.........................................    $25,032,872    $70,347,091
                                                                ===========    ===========

                                                        GROWTH AND         REAL         STRATEGIC
                                                          INCOME          ESTATE          STOCK
--------------------------------------------------------------------------------------------------
Beginning Shares....................................        966,202      18,894,267        246,576
Sales...............................................      1,366,787       6,057,194      1,699,551
Dividend Reinvestment...............................          1,387         326,458            557
Repurchases.........................................       (108,731)    (10,099,763)      (152,447)
                                                        -----------    ------------    -----------
Ending Shares.......................................      2,225,645      15,178,156      1,794,237
                                                        ===========    ============    ===========
Capital at 12/31/98.................................    $28,125,068    $211,310,668    $19,933,653
                                                        ===========    ============    ===========

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding forward commitment transactions and short-term investments, were:

                                                                  GROWTH
                                     EMERGING                       AND          REAL        STRATEGIC
                        COMSTOCK      GROWTH      ENTERPRISE      INCOME        ESTATE         STOCK
-------------------------------------------------------------------------------------------------------
Purchases............  $1,013,196   $66,525,821   $83,991,037   $24,570,106   $29,968,084   $10,101,318
Sales................      86,725    33,585,181    81,472,455    16,261,326    58,842,354     5,013,653

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Portfolios have a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolios against possible changes in the market value of its portfolio, manage the Portfolio's effective yield, foreign currency exposure, maturity and duration or to generate potential gain. All of the Portfolios' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract.
    Summarized below are the specific types of derivative financial instruments used by the Portfolios.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The fixed income Portfolios generally invest in futures on U.S. Treasury Bonds and Notes. The equity Portfolios generally invest in S&P 500 Index Futures. Upon entering into futures contracts, the Portfolios maintain, in a segregated account with its custodian, cash or liquid securities with a value equal to its

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
    Transactions in futures contracts for Growth and Income for the six months ended June 30, 1999, were as follows:

                                                              NUMBER OF CONTRACTS
---------------------------------------------------------------------------------
Outstanding at December 31, 1998............................           5
Futures Opened..............................................           6
Futures Closed..............................................          (8)
                                                                      --
Outstanding at June 30, 1999................................           3
                                                                      ==

    The futures contracts outstanding at June 30, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                              NUMBER OF   APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
----------------------------------------------------------------------------------------
GROWTH AND INCOME
  LONG CONTRACTS
  S&P 500 Index Futures -- September 1999
     (Current notional value of $345,425 per contract)......      3          $52,725
                                                                  ==         =======

B. FORWARD COMMITMENTS--Real Estate may trade certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Portfolio and dealers. Upon executing a forward commitment and during the period of obligation, the Portfolio maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Portfolio is to accept delivery of a security traded under a forward bond purchase commitment, the commitment is recorded as a long-term purchase. For forward bond purchase commitments for which security settlement is not intended by the Portfolio, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. During the term of the commitment, the Portfolio may sell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In addition, the Portfolio may occasionally close such forward commitments prior to delivery. Risks may arise as a result of the potential liability of the counterparties to meet the terms of their contracts. There were no forward bond commitments outstanding as of June 30, 1999.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Small Cap Value
   Technology
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS

Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money

SENIOR LOAN FUNDS

Prime Rate Income Trust
Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                        VAN KAMPEN LIFE INVESTMENT TRUST

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY, PH.D.
PAUL G. YOVOVICH

RICHARD F. POWERS, III*
  President

DENNIS J. MCDONNELL*
 Executive Vice President
 and Chief Investment Officer

A. THOMAS SMITH III*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISOR
(MORGAN STANLEY REAL ESTATE
SECURITIES PORTFOLIO)

MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1585 Broadway
New York, NY 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN
INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Portfolios could be adversely affected if the computer systems used by the Portfolio's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Portfolio's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Portfolio's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Portfolio. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Portfolio may invest that, in turn, may adversely affect the net asset value of the Portfolio. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Portfolio's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                               TABLE OF CONTENTS

Letter to Policyholders..........................  1
Economic Snapshot................................  2
Asset Allocation Portfolio Performance Results...  3
  Portfolio Management Review....................  4
  Portfolio of Investments.......................  6
  Statement of Assets and Liabilities............  9
  Statement of Operations........................ 10
  Statement of Changes in Net Assets............. 11
  Financial Highlights........................... 12
Domestic Income Portfolio Performance Results.... 13
  Portfolio Management Review.................... 14
  Portfolio of Investments....................... 16
  Statement of Assets and Liabilities............ 18
  Statement of Operations........................ 19
  Statement of Changes in Net Assets............. 20
  Financial Highlights........................... 21
Global Equity Portfolio Performance Results...... 22
  Portfolio Management Review.................... 23
  Portfolio of Investments....................... 25
  Statement of Assets and Liabilities............ 27
  Statement of Operations........................ 28
  Statement of Changes in Net Assets............. 29
  Financial Highlights........................... 30
Government Portfolio Performance Results......... 31
  Portfolio Management Review.................... 32
  Portfolio of Investments....................... 34
  Statement of Assets and Liabilities............ 36
  Statement of Operations........................ 37
  Statement of Changes in Net Assets............. 38
  Financial Highlights........................... 39
Money Market Portfolio Management Review......... 40
  Portfolio of Investments....................... 42
  Statement of Assets and Liabilities............ 43
  Statement of Operations........................ 44
  Statement of Changes in Net Assets............. 45
  Financial Highlights........................... 46
Notes to Financial Statements.................... 47

LIT SAR ETY 8/99
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                            LETTER TO POLICYHOLDERS

July 20, 1999

Dear Policyholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,


[SIG]
Richard F. Powers, III

Chairman
Van Kampen Asset Management Inc.

[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

    The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH
    The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT
    In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION
    Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates 0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK
    Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      June 30, 1997, through June 30, 1999
                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 1997                                                                   6.5000                             2.3000
                                                                           6.0000                             2.2000
                                                                           5.5000                             2.2000
Sep 1997                                                                   6.2500                             2.2000
                                                                           5.7500                             2.1000
                                                                           5.6875                             1.8000
Dec 1997                                                                   6.5000                             1.7000
                                                                           5.5625                             1.6000
                                                                           5.6250                             1.4000
Mar 1998                                                                   6.1250                             1.4000
                                                                           5.6250                             1.4000
                                                                           5.6875                             1.7000
Jun 1998                                                                   6.0000                             1.7000
                                                                           5.5625                             1.7000
                                                                           5.9375                             1.6000
Sep 1998                                                                   5.7500                             1.5000
                                                                           5.2500                             1.5000
                                                                           4.8750                             1.5000
Dec 1998                                                                   4.0000                             1.6000
                                                                           4.8125                             1.7000
                                                                           4.8750                             1.6000
Mar 1999                                                                   5.1250                             1.7000
                                                                           4.9375                             2.3000
                                                                           4.5000                             2.1000
Jun 1999                                                                   4.0000                             2.0000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                        VAN KAMPEN LIFE INVESTMENT TRUST

                           ASSET ALLOCATION PORTFOLIO

 TOTAL RETURNS
Six-month total return based on NAV(1)......................     1.66%
One-year total return based on NAV(1).......................     8.29%
Five-year average annual total return based on NAV(1).......    16.85%
Ten-year average annual total return based on NAV(1)........    12.66%
Life-of-Portfolio average annual total return based on
NAV(1)......................................................    11.79%
Commencement date...........................................  06/30/87

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying fund or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Portfolio shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

The Portfolio being offered is through a variable annuity contract.

                          PORTFOLIO MANAGEMENT REVIEW

                           ASSET ALLOCATION PORTFOLIO

The following is an interview with the portfolio management team of the Van Kampen Life Investment Trust--Asset Allocation Portfolio. The team previously consisted of John M. Cunniff and Walter W. Stabell III, portfolio comanagers. As of June 1, 1999, the Portfolio has been managed by John M. Cunniff and C. Kelly Gilbert, portfolio comanagers, and Stephen L. Boyd, chief investment officer for equity investments.

Q CAN YOU DESCRIBE THE STOCK AND BOND MARKET ENVIRONMENTS FOR THE PORTFOLIO DURING THE REPORTING PERIOD?

A As has been its trademark recently, the stock market was volatile during the first six months of 1999. The Dow Jones Industrial Average passed two significant milestones during the reporting period--10,000 in late March and 11,000 in early May. Investors' anticipation of an interest-rate increase placed downward pressure on the stock market, particularly among growth stocks. In response to this shift from growth investments, investors began to favor cyclical stocks. The Federal Reserve did indeed raise interest rates on the last day of the reporting period, but, because the increase was widely expected, the effect on stock prices was limited.
    The first quarter of 1999 marked a recovery from the October 1998 meltdown in the fixed-income market, as investors gained confidence in the strength of the economy and modest inflation. Consequently, yield spreads narrowed between Treasuries and other fixed-income products (such as government, corporate, and high-yield securities). However, this good news for fixed-income products was quelled in the second quarter by a slight surge in inflation and warnings of interference from the Federal Reserve Board. This prompted yield spreads to widen once again, although not to the record-high levels seen last fall.

Q GIVEN THIS ENVIRONMENT, WHAT WAS YOUR STRATEGY IN SEEKING TO MEET THE PORTFOLIO'S OBJECTIVE?

A The Portfolio seeks to provide high total return through investments in stocks, bonds, and money market securities. To achieve this goal, we first decide on an overall asset allocation based on expectations for total returns for stocks, bonds, and cash. After deciding the asset allocation, we invest the recommended portion of stocks of the Portfolio in large, well-established companies with above-average growth rates. We select bonds based on a combination of their fixed-income and capital-appreciation potential.
    During the reporting period, we reduced the Portfolio's exposure to the equity market and added to cash and bonds. By June 30, the Portfolio's asset allocation was approximately 43 percent stocks, 39 percent bonds, and 18 percent cash. We made this change after consulting our asset allocation models, which took into account a rise in both the stock market and interest rates during the period. The Portfolio's performance did not benefit in the short term from this asset allocation decision, although we are hopeful that this situation will help the Portfolio's return in the long run.

Q     WHICH STOCKS IN THE PORTFOLIO PERFORMED ESPECIALLY WELL?

A Because of the Portfolio's bottom-up approach to stock-selection, the performance of individual stocks can have a great impact on the Portfolio's overall return. For much of the reporting period, blue-chip stocks performed very well amid considerable market volatility. In general, the stocks whose performance most helped the Portfolio's return were in the technology area. The growth of the Internet and the promise of increased business productivity fueled new purchases of technology equipment.
    Leading software-maker Microsoft continued on a path of impressive growth, despite being involved in ongoing litigation about its business practices. The company's stock appreciated 30 percent during the reporting period and helped the Portfolio's performance considerably. In the financial services area, Citigroup was also a strong contributor to the Portfolio's return, aided by the strong recovery in the financial markets following the economic crises in the third quarter of 1998.
    Keep in mind that not all stocks in the Portfolio performed as favorably, and there is no guarantee that these stocks will perform as well in the future.

Q     DID ANY STOCKS HURT THE PORTFOLIO'S RETURN?

A Although a number of stocks failed to meet our expectations, the single greatest negative impact on the Portfolio's return could be found in the poor performance of Philip Morris. This company's stock experienced significant pressure during the first half of 1999, as investors became increasingly concerned about how this and other tobacco companies would respond to various lawsuits.

Q     HOW DID YOU MANAGE THE BOND PORTION OF THE PORTFOLIO?

A To maintain diversification, enhance liquidity, and seek to reduce risk, we continued to allocate the Portfolio's assets across a variety of sectors within the corporate bond market. We continued to focus on investment-grade rated securities (bonds rated BBB or higher) with maturities of 10 to 30 years.
    The duration of the Portfolio is currently 8.05 years. This duration, which is longer than our benchmark, reflects our belief that interest rates could fall. Interest rates, however, rose throughout much of the period, and this was not a favorable environment for the Portfolio. Duration is a measurement used to quantify the sensitivity of a bond's price to changes in interest rates. Typically, portfolios with longer durations perform better when rates are declining, and portfolios with shorter durations perform better when interest rates are rising.

Q     HOW DID THE PORTFOLIO PERFORM DURING THE LAST SIX MONTHS?

A Because of the stock market's healthy performance and the rise in interest rates during the reporting period, the Portfolio's conservative asset allocation did not help relative performance. The Portfolio achieved a six-month total return of 1.66 percent(1) as of June 30, 1999. By comparison, the Standard & Poor's 500 Index returned 12.36 percent, and the Lipper Flexible Portfolio Index, which most closely resembles the Portfolio, returned 5.73 percent. The S&P 500 Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Flexible Portfolio Fund Index reflects the average performance of the 30 largest flexible portfolio funds.
    These indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments represented by these indices. Past performance is no guarantee of future results. Please refer to the chart and footnotes on page 3 for additional Portfolio performance results.

Q     WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO FOR THE NEXT SIX MONTHS?

A We anticipate continued market volatility. If the Fed continues to raise interest rates, as it did on the last day of the reporting period, we expect cyclical stocks to continue to outperform traditional growth stocks. We are also monitoring the year 2000 problem, because investors'
reaction to the situation could have an impact on the stock market's stability. Barring major market changes, we believe that maintaining our current asset allocation may enable us to achieve solid long-term returns.

John M. Cunniff
Portfolio Comanager
Asset Allocation Portfolio

C. Kelly Gilbert
Portfolio Comanager
Asset Allocation Portfolio

Stephen L. Boyd
Chief Investment Officer
Equity Investments

 ASSET ALLOCATION PORTFOLIO                             PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

          Description             Shares     Market Value
---------------------------------------------------------
COMMON STOCKS  42.9%
CONSUMER DISTRIBUTION  4.1%
Albertsons, Inc. ..............      1,700   $    87,656
Best Buy Co., Inc. (a).........      1,600       108,000
Cardinal Health, Inc. .........        300        19,238
Circuit City Stores-Circuit
  City Group...................        800        74,400
Dayton Hudson Corp. ...........        900        58,500
Family Dollar Stores, Inc. ....      3,000        72,000
Federated Department Stores,
  Inc. (a).....................      1,200        63,525
Home Depot, Inc. ..............      1,300        83,769
Kmart Corp. (a)................      9,800       161,087
Kroger Co. (a).................      4,400       122,925
Lexmark International Group,
  Inc., Class A (a)............      2,200       145,337
Lowe's Cos., Inc. .............      1,700        96,369
May Department Stores Co. .....      4,150       169,631
Office Depot, Inc. (a).........      4,800       105,900
Safeway, Inc. (a)..............      1,900        94,050
Sears Roebuck & Co. ...........      2,900       129,231
TJX Cos., Inc. ................      5,900       196,544
Toys 'R' Us, Inc. (a)..........      1,400        28,963
Wal-Mart Stores, Inc. .........     10,400       501,800
                                             -----------
                                               2,318,925
                                             -----------
CONSUMER DURABLES  0.8%
Dana Corp. ....................        400        18,425
Delphi Automotive Systems
  Corp. .......................      1,188        22,052
Ford Motor Co. ................      4,700       265,257
General Motors Corp. ..........      1,700       112,200
                                             -----------
                                                 417,934
                                             -----------
CONSUMER NON-DURABLES  3.7%
Anheuser Busch Cos., Inc. .....      3,600       255,375
Coca Cola Co. .................      2,800       175,000
Dial Corp. ....................      2,600        96,687
General Mills Inc. ............        500        40,188
H.J. Heinz & Co. ..............      1,600        80,200
Jones Apparel Group, Inc.
  (a)..........................      1,500        51,469
Kimberly Clark Corp. ..........      3,900       222,300
Loews Corp. ...................      1,200        94,950
Pepsi Bottling Group, Inc. ....      3,400        78,413
PepsiCo, Inc. .................      7,000       270,812
Philip Morris Cos., Inc. ......      8,700       349,631
Procter & Gamble Co. ..........        700        62,475
Tommy Hilfiger Corp. (a).......      1,800       132,300
Tyson Foods, Inc., Class A.....      4,500       101,250
Unilever NV -- ADR
  (Netherlands)................      1,139        79,445
                                             -----------
                                               2,090,495
                                             -----------
CONSUMER SERVICES  1.3%
Brinker International, Inc.
  (a)..........................      3,800       103,312
CBS Corp. .....................      1,600        69,500
Comcast Corp., Class A.........      2,000        76,875
Cox Communications, Inc., Class
  A (a)........................      1,850        68,103
Gannett Co., Inc. .............      1,300        92,788
Infinity Broadcasting Corp.,
  Class A (a)..................        800        23,800

          Description             Shares     Market Value
---------------------------------------------------------
CONSUMER SERVICES (CONTINUED)
New York Times Co., Class A....      2,200   $    80,988
Time Warner, Inc...............      2,700       198,450
                                             -----------
                                                 713,816
                                             -----------
ENERGY  3.2%
Ashland, Inc...................      1,700        68,213
BP Amoco PLC -- ADR (United
  Kingdom).....................        668        72,478
Coastal Corp. .................      4,900       196,000
Columbia Energy Group..........        800        50,150
El Paso Energy Corp. ..........      2,100        73,894
Enron Corp. ...................      1,300       106,275
Exxon Corp. ...................      2,200       169,675
McDermott International,
  Inc. ........................      3,100        87,575
Mobil Corp. ...................      3,900       386,100
Royal Dutch Petroleum
  Co. -- ADR (Netherlands).....      2,200       132,550
Sonat, Inc. ...................      2,700        89,437
Total SA -- ADR (France).......        256        16,496
Transocean Offshore, Inc. .....      5,100       133,875
Ultramar Diamond Shamrock
  Corp. .......................      2,000        43,625
USX -- Marathon Group..........      5,400       175,837
                                             -----------
                                               1,802,180
                                             -----------
FINANCE  6.2%
A.G. Edwards, Inc. ............        400        12,900
Allstate Corp. ................      4,200       150,675
Ambac Financial Group, Inc. ...      2,200       125,675
American Express Co. ..........        600        78,075
American General Corp. ........      2,800       211,050
American International Group,
  Inc. ........................      1,237       144,806
Bank One Corp. ................      2,934       174,756
BankAmerica Corp. .............      2,481       181,888
BankBoston Corp. ..............      1,600        81,800
Bear Stearns Cos., Inc. .......      1,454        67,975
Charles Schwab Corp. ..........      1,000       109,875
Chase Manhattan Corp. .........      3,500       303,187
CIGNA Corp. ...................        600        53,400
Citigroup, Inc. ...............      9,525       452,437
Conseco, Inc. .................      3,500       106,531
Countrywide Credit Industries,
  Inc. ........................      3,600       153,900
Federal Home Loan Mortgage
  Corp. .......................        700        40,600
Federal National Mortgage
  Assn. .......................      3,800       259,825
First Union Corp. .............      1,400        65,800
Fleet Financial Group, Inc. ...      2,900       128,688
Lehman Brothers Holdings,
  Inc. ........................      1,800       112,050
Lincoln National Corp. ........      1,800        94,163
MBNA Corp. ....................      2,700        82,688
Merrill Lynch & Co., Inc. .....        700        55,956
Nationwide Financial Services,
  Inc., Class A................        400        18,100
Providian Financial Corp. .....      1,300       121,550
Radian Group Inc...............      2,000        97,625
Torchmark, Inc. ...............        300        10,238
                                             -----------
                                               3,496,213
                                             -----------

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                 PORTFOLIO OF INVESTMENTS (CONTINUED)

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

          Description             Shares     Market Value
---------------------------------------------------------
HEALTHCARE  5.1%
Abbott Laboratories, Inc. .....      6,500   $   295,750
Aetna, Inc. ...................      1,400       125,212
American Home Products
  Corp. .......................        500        28,750
Bausch & Lomb, Inc. ...........        800        61,200
Becton, Dickinson & Co. .......      4,500       135,000
Bristol-Myers Squibb Co. ......      5,600       394,450
Johnson & Johnson, Inc. .......      3,100       303,800
Medtronic, Inc. ...............        900        70,088
Merck & Co., Inc. .............      3,400       251,600
Mylan Laboratories, Inc. ......      3,600        95,400
PacifiCare Health Systems,
  Class B (a)..................        800        57,550
Pfizer, Inc. ..................      1,900       208,525
Pharmacia & Upjohn, Inc. ......      2,700       153,394
Rhone-Poulenc, SA, Class A --
  ADR (France).................      1,300        59,963
Schering-Plough Corp. .........      2,800       148,400
Tenet Healthcare Corp. (a).....        700        12,994
Warner-Lambert Co. ............      3,900       270,562
Watson Pharmaceuticals, Inc.
  (a)..........................      1,300        45,581
Wellpoint Health Networks,
  Inc., Class A (a)............      1,900       161,262
                                             -----------
                                               2,879,481
                                             -----------
PRODUCER MANUFACTURING  2.4%
Cummins Engine Co., Inc. ......      1,700        97,113
FMC Corp. (a)..................        800        54,650
General Electric Co. ..........      5,400       610,200
Honeywell, Inc. ...............        900       104,287
Ingersoll-Rand Co. ............      2,400       155,100
Johnson Controls, Inc. ........      1,000        69,313
Navistar International Corp.
  (a)..........................      2,100       105,000
Parker-Hannifin Corp. .........        600        27,450
TRW, Inc. .....................        800        43,900
United Technologies Corp. .....        890        63,802
                                             -----------
                                               1,330,815
                                             -----------
RAW MATERIALS/PROCESSING
  INDUSTRIES  1.0%
Boise Cascade Corp. ...........      2,900       124,337
British Steel PLC -- ADR
  (United Kingdom).............      1,900        49,519
Champion International
  Corp. .......................        900        43,088
Dow Chemical Co. ..............        800       101,500
Du Pont (E. I.) de Nemours &
  Co. .........................      2,600       177,612
Mead Corp. ....................        900        37,575
USX -- U.S. Steel, Inc. .......      1,800        48,600
                                             -----------
                                                 582,231
                                             -----------
TECHNOLOGY  8.7%
ADC Telecommunications, Inc.
  (a)..........................      1,200        54,675
America Online, Inc. (a).......      1,790       197,795
Apple Computer, Inc. ..........      3,600       166,725
BMC Software, Inc. (a).........      1,200        64,800
Cisco Systems, Inc. (a)........      6,400       411,600
Compuware Corp. (a)............      5,000       159,062

          Description             Shares     Market Value
---------------------------------------------------------
TECHNOLOGY (CONTINUED)
Dell Computer Corp. (a)........      2,900   $   107,300
Electronics for Imaging, Inc.
  (a)..........................        800        41,100
EMC Corp. (a)..................      1,000        55,000
Gateway, Inc. (a)..............      2,800       165,200
General Dynamics Corp. ........        800        54,800
Hewlett Packard Co. ...........      3,900       391,950
Intel Corp. ...................      8,900       529,550
International Business Machines
  Corp. .......................      3,600       465,300
Lockheed Martin Corp. .........      2,500        93,125
Lucent Technologies, Inc. .....      7,100       478,806
Mercury Interactive Corp.
  (a)..........................        900        31,838
Microsoft Corp. (a)............     10,300       928,931
Nortel Networks Corp. .........        800        69,450
Oracle Corp. (a)...............      4,600       170,775
Seagate Technology, Inc. (a)...      4,600       117,875
SunGard Data Systems, Inc.
  (a)..........................      2,300        79,350
Xerox Corp. ...................      1,000        59,063
                                             -----------
                                               4,894,070
                                             -----------
TRANSPORTATION  0.0%
AMR Corp. (a)..................        300        20,475
                                             -----------
UTILITIES  6.4%
Ameritech Corp. ...............      4,800       352,800
AT & T Corp. ..................      6,001       334,931
BEC Energy.....................      3,700       152,625
BellSouth Corp. ...............      4,500       210,937
CMS Energy Group...............        500        20,938
DTE Energy Co. ................      3,600       144,000
Entergy Corp. .................      2,100        65,625
FPL Group, Inc. ...............        600        32,775
GPU, Inc. .....................      3,400       143,437
GTE Corp. .....................      5,800       439,350
Idacorp, Inc. .................      2,700        85,050
MCI WorldCom, Inc. (a).........      4,800       413,100
Nextel Communications
  Inc.(a) .....................      2,550       127,978
OGE Energy Corp. ..............      3,400        80,750
P G & E Corp. .................      2,200        71,500
Peco Energy Co. ...............      1,800        75,375
Pinnacle West Capital Corp. ...      1,800        72,450
Public Service Co. of New
  Mexico.......................      3,000        59,625
Qwest Communications
  International, Inc. (a)......      5,400       178,537
Reliant Energy, Inc. ..........      4,700       129,838
Sprint Corp. ..................      2,000       105,625
Texas Utilities Co. ...........      4,200       173,250
U.S. WEST Communications
  Group........................        700        41,125
Vodafone AirTouch Group
  PLC -- ADR (United
  Kingdom).....................        450        88,650
                                             -----------
                                               3,600,271
                                             -----------
TOTAL COMMON STOCKS  42.9%................    24,146,906
                                             -----------

                                               See Notes to Financial Statements

ASSET ALLOCATION PORTFOLIO                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                            Description                             Coupon    Maturity    Market Value
-----------------------------------------------------------------------------------------------------------
         CORPORATE DEBT  26.4%
         CONSUMER NON-DURABLES  2.4%
         Pepsi Bottling Holdings, Inc., 144A--Private Placement
$1,500   (b).........................................................    5.625%    02/17/09    $ 1,365,344
                                                                                               -----------
         CONSUMER SERVICES  1.8%
 1,000   Cox Communications, Inc. ...................................    6.875     06/15/05        989,570
                                                                                               -----------
         ENERGY  3.8%
 1,000   Burlington Resources, Inc. .................................    9.125     10/01/21      1,156,210
 1,000   Enron Corp. ................................................    6.875     10/15/07        979,697
                                                                                               -----------
                                                                                                 2,135,907
                                                                                               -----------
         FINANCE  1.6%
 1,000   BankAmerica Corp. ..........................................    5.875     02/15/09        918,920
                                                                                               -----------
         TECHNOLOGY  7.0%
 1,000   Computer Associates International, Inc. ....................    6.375     04/15/05        949,455
 1,000   International Business Machines Corp. ......................    5.375     02/01/09        914,570
 1,000   Philips Electronics NV (Netherlands)........................    8.375     09/15/06      1,065,085
 1,000   Raytheon Co. ...............................................    6.750     08/15/07        993,075
                                                                                               -----------
                                                                                                 3,922,185
                                                                                               -----------
         TRANSPORTATION  2.7%
 1,000   Norfolk Southern Corp. .....................................    7.700     05/15/17      1,028,610
   500   Southwest Airlines Co. .....................................    7.375     03/01/27        486,429
                                                                                               -----------
                                                                                                 1,515,039
                                                                                               -----------
         UTILITIES  7.1%
 1,000   360 Communications Co. .....................................    7.600     04/01/09      1,040,449
 1,000   MCI WorldCom, Inc. .........................................    6.950     08/15/28        945,469
 1,000   Sprint Capital Corp. .......................................    6.125     11/15/08        933,566
 1,000   Texas Utilities Electric Co. ...............................    8.250     04/01/04      1,069,227
                                                                                               -----------
                                                                                                 3,988,711
                                                                                               -----------
         TOTAL CORPORATE DEBT  ............................................................     14,835,676
                                                                                               -----------
         GOVERNMENT AND AGENCY OBLIGATIONS  1.8%
 1,000   Providence of Nova Scotia (Canada)..........................    7.250     07/27/13      1,000,430
                                                                                               -----------
         UNITED STATES GOVERNMENT OBLIGATIONS  10.7%
 2,000   U.S. Treasury Bond..........................................    7.125     02/15/23      2,213,220
 3,000   U.S. Treasury Bond..........................................    7.250     05/15/16      3,304,050
   500   U.S. Treasury Note..........................................    7.250     08/15/04        531,775
                                                                                               -----------
         TOTAL UNITED STATES GOVERNMENT OBLIGATIONS........................................      6,049,045
                                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  81.8%
  (Cost $41,216,577).......................................................................     46,032,057
REPURCHASE AGREEMENT  17.6%
         Goldman Sachs ($9,865,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/99, to be sold on 07/01/99 at $9,866,329)
         (Cost $9,865,000).................................................................      9,865,000
                                                                                               -----------
TOTAL INVESTMENTS  99.4%
  (Cost $51,081,577).......................................................................     55,897,057
OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%................................................        351,547
                                                                                               -----------
NET ASSETS  100.0%.........................................................................    $56,248,604
                                                                                               ===========

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

ADR--American Depositary Receipt.

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                  STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments, including a repurchase agreement of
  $9,865,000 (Cost $51,081,577).............................    $55,897,057
Cash........................................................          9,095
Receivables:
  Interest..................................................        403,478
  Investments Sold..........................................        149,129
  Dividends.................................................         29,498
  Portfolio Shares Sold.....................................            618
Other.......................................................         44,972
                                                                -----------
      Total Assets..........................................     56,533,847
                                                                -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................        116,112
  Shareholder Reports.......................................         15,939
  Investment Advisory Fee...................................         13,836
  Distributor and Affiliates................................          5,638
  Portfolio Shares Repurchased..............................          2,072
Trustees' Deferred Compensation and Retirement Plans........        115,381
Accrued Expenses............................................         16,265
                                                                -----------
      Total Liabilities.....................................        285,243
                                                                -----------
NET ASSETS..................................................    $56,248,604
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $46,712,526
Net Unrealized Appreciation.................................      4,815,480
Accumulated Net Realized Gain...............................      3,862,723
Accumulated Undistributed Net Investment Income.............        857,875
                                                                -----------
NET ASSETS..................................................    $56,248,604
                                                                ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $56,248,604 and 4,777,080 shares
  of beneficial interest issued and outstanding)............    $     11.78
                                                                ===========

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                              STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $   852,919
Dividends...................................................      244,491
                                                              -----------
    Total Income............................................    1,097,410
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      145,731
Custody.....................................................       27,969
Trustees' Fees and Related Expenses.........................       20,665
Accounting..................................................       13,138
Shareholder Reports.........................................        9,593
Legal.......................................................        3,111
Other.......................................................       18,974
                                                              -----------
    Total Expenses..........................................      239,181
    Investment Advisory Fee Reduction.......................       62,275
    Less Credits Earned on Overnight Cash Balances..........        2,176
                                                              -----------
    Net Expenses............................................      174,730
                                                              -----------
NET INVESTMENT INCOME.......................................  $   922,680
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 3,921,068
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    8,728,544
  End of the Period:
    Investments.............................................    4,815,480
                                                              -----------
Net Unrealized Depreciation During the Period...............   (3,913,064)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $     8,004
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $   930,684
                                                              ===========

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                   STATEMENT OF CHANGES IN NET ASSETS

                     For the Six Months Ended June 30, 1999
                and the Year Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                             Six Months Ended      Year Ended
                                                              June 30, 1999     December 31, 1998
-------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $   922,680         $ 1,954,643
Net Realized Gain...........................................     3,921,068           5,930,830
Net Unrealized Appreciation/Depreciation During the
  Period....................................................    (3,913,064)          1,114,702
                                                               -----------         -----------
Change in Net Assets from Operations........................       930,684           9,000,175
                                                               -----------         -----------
Distributions from Net Investment Income....................    (1,970,700)            (67,589)
Distributions from Net Realized Gain........................    (5,938,317)         (1,826,978)
                                                               -----------         -----------
Total Distributions.........................................    (7,909,017)         (1,894,567)
                                                               -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........    (6,978,333)          7,105,608
                                                               -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     1,060,760           4,124,365
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................     7,909,017           1,894,567
Cost of Shares Repurchased..................................    (7,204,104)        (14,960,988)
                                                               -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     1,765,673          (8,942,056)
                                                               -----------         -----------
TOTAL DECREASE IN NET ASSETS................................    (5,212,660)         (1,836,448)
NET ASSETS:
Beginning of the Period.....................................    61,461,264          63,297,712
                                                               -----------         -----------
End of the Period (Including accumulated undistributed net
  investment income of $857,875 and $1,905,895,
  respectively).............................................   $56,248,604         $61,461,264
                                                               ===========         ===========

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                                 FINANCIAL HIGHLIGHTS

          The following presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                               Year Ended December 31,
                                                      Six Months Ended   ------------------------------------
                                                       June 30, 1999      1998      1997      1996      1995
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............     $13.384        $11.910   $11.352   $ 11.64   $ 9.99
                                                          -------        -------   -------   -------   ------
  Net Investment Income..............................        .216           .425      .513      .482      .48
  Net Realized and Unrealized Gain/Loss..............       (.015)         1.416     1.897     1.083   2.6425
                                                          -------        -------   -------   -------   ------
Total from Investment Operations.....................        .201          1.841     2.410     1.565   3.1225
                                                          -------        -------   -------   -------   ------
Less:
  Distributions from Net Investment Income...........        .451           .013      .518      .478    .4775
  Distributions from Net Realized Gain...............       1.359           .354     1.334     1.375     .995
                                                          -------        -------   -------   -------   ------
Total Distributions..................................       1.810           .367     1.852     1.853   1.4725
                                                          -------        -------   -------   -------   ------
Net Asset Value, End of the Period...................     $11.775        $13.384   $11.910   $11.352   $11.64
                                                          =======        =======   =======   =======   ======
Total Return*........................................       1.66%**       15.67%    21.81%    13.87%   31.36%
Net Assets at End of the Period (In millions)........     $  56.2        $  61.5   $  63.3   $  63.9   $ 63.0
Ratio of Expenses to Average Net Assets*.............        .60%           .60%      .60%      .60%     .60%
Ratio of Net Investment Income to Average Net
  Assets*............................................       3.17%          3.17%     3.86%     3.78%    3.85%
Portfolio Turnover...................................         34%**          93%       58%      118%     124%
 * If certain expenses had not been assumed by Van
   Kampen, Total Return would have been lower and the
   ratios would have been as follows:
Ratio of Expenses to Average Net Assets..............        .82%           .72%      .71%      .81%     .74%
Ratio of Net Investment Income to Average Net
  Assets.............................................       2.95%          3.05%     3.75%     3.57%    3.71%

** Non-Annualized

                                               See Notes to Financial Statements

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                        VAN KAMPEN LIFE INVESTMENT TRUST

                           DOMESTIC INCOME PORTFOLIO

 TOTAL RETURNS

Six-month total return based on NAV(1)......................    (2.53%)
One-year total return based on NAV(1).......................     (.60%)
Five-year average annual total return based on NAV(1).......     8.58%
Ten-year average annual total return based on NAV(1)........     6.46%
Life-of-Portfolio average annual total return based on
  NAV(1)....................................................     7.54%
Commencement date...........................................  11/04/87

 YIELD

SEC Yield(2)................................................     7.64%

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying fund or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

(2)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1999.

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

The Portfolio being offered is through a variable annuity contract.

                          PORTFOLIO MANAGEMENT REVIEW

                           DOMESTIC INCOME PORTFOLIO

The following is an interview with the management team of the Van Kampen Life Investment Trust--Domestic Income Portfolio. The team was previously led by Walter W. Stabell III, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. As of June 1999, C. Kelly Gilbert has replaced Mr. Stabell as portfolio manager.

Q WHAT WERE THE MARKET CONDITIONS IN WHICH THE PORTFOLIO OPERATED DURING THE PAST SIX MONTHS?

A The first quarter of 1999 marked a recovery from the October 1998 meltdown in the fixed-income market, as investors gained confidence in the strength of the economy and modest inflation. Consequently, yield spreads narrowed between Treasuries and other fixed-income products (such as corporate, high-yield, and government securities). However, this good news for fixed-income products was quelled in the second quarter by a slight surge in inflation and warnings of interference from the Federal Reserve Board. This prompted yield spreads to widen once again, although not to the record-high levels seen last fall.
    As interest rates climbed steadily during the period, the Treasury yield curve began to flatten, indicating a moderation in the yield difference between long- and short-term Treasuries. This change became more pronounced as yields on short-term Treasuries rose to reflect the potential for an increase--or perhaps a series of increases--in the federal funds rate. At the end of the reporting period, the Fed approved a 0.25 percent hike while reassuring fixed-income investors that additional action seemed unnecessary.

Q     HOW DID THE CORPORATE BOND MARKET BEHAVE DURING THIS TIME?

A Initially, corporate bonds participated in the cautious recovery of the fixed-income market. However, concerns about the direction of interest rates imposed pressure on corporate bonds in the second quarter. For the six-month period, corporate bonds lagged high-yield bonds but outpaced
Treasuries.
    Thanks to the positive economic environment and relatively low interest rates, new issuance of corporate bonds bounced back from last fall's depressed levels, giving us a greater range of bonds to consider for purchase. While issuance during the first half of 1999 was sharply lower than the level seen in the first half of 1998, it remains strong by historical standards. Finance and industry were prominent sectors among the new issuance calendar.

Q     HOW DID YOU POSITION THE PORTFOLIO IN RESPONSE TO THESE CONDITIONS?

A To maintain diversification, enhance liquidity, and seek to reduce risk, we continued to allocate the Portfolio's assets across a variety of sectors within the corporate bond market. All sectors performed negatively during the period, but some fared better than others. Utilities, in which we were overweighted, was a good defensive position for us and one of the best performing sectors. Unfortunately, this benefit to the Portfolio was offset by our significant weighting in industrial companies, which lagged the market's recovery.
    Managing duration also continued to be an important tactic during the reporting period. Duration, which is expressed in years, is a measurement of a portfolio's price sensitivity to changes in interest rates. The longer a portfolio's duration, the greater the effect of interest rate movements on net asset value. Typically, portfolios with shorter durations have performed better in a rising rate environment, while portfolios with longer durations have performed better when rates are declining. For most of the period, the Domestic Income Portfolio's duration was held equivalent to or slightly longer than that of its benchmark, the Lehman Brothers Index of BBB Corporate Bonds. At present, the Portfolio's duration is 6.4 years, which is comparable to the duration of
6.1 years for the benchmark index.

 Q    HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

 A   The Portfolio's return was hurt by the slow recovery of the corporate bond market. For the six months ended June 30, 1999, the Portfolio achieved a total return of -2.53 percent(1). Dividends paid and reinvested by the
Portfolio during the period totaled $0.58 per share. By comparison, the Lehman Brothers Index of BBB Corporate Bonds produced a total return of -1.20 percent for the same period. Keep in mind that this index is a broad-based, unmanaged index that reflects the general performance of investment-grade corporate bonds. This return does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Of course, past performance is no guarantee of comparable future results. Please refer to the chart and footnotes on page 13 for additional performance results.

 Q    WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

 A We anticipate a moderate slowdown in economic growth in the months ahead, but do not expect this to have a negative effect on the fixed-income market unless it becomes a significant downturn. We believe strong corporate bond issuance will continue over the next few months as issuers catch up from the relatively quiet market of last fall. Because we believe the near-term outlook for corporate bonds is good, we'll take advantage of this issuance to add new securities to the Portfolio.
    As we manage the Portfolio going forward, our focus on fundamental, in-depth research and assessment of corporate bonds will remain unchanged. Looking beyond the sector, credit rating, or structure of a bond, we'll attempt to identify those issuers that we believe will remain financially sound and perform well in a range of market conditions. We will also look for value in out-of-favor areas of the market in our search for opportunities to diversify the Portfolio and contribute to its performance.


C. Kelly Gilbert
Portfolio Manager
Domestic Income Portfolio

Peter W. Hegel
Chief Investment Officer
Fixed Income Investments

 DOMESTIC INCOME PORTFOLIO                              PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                            Description                             Coupon    Maturity    Market Value
-----------------------------------------------------------------------------------------------------------
         CORPORATE DEBT  87.0%
         CONSUMER DISTRIBUTION  10.6%
 $500    Borden, Inc.................................................    7.875%    02/15/23    $   407,500
  500    Gruma SA De CV, 144A -- Private Placement (Mexico) (a)......    7.625     10/15/07        446,250
  500    Nabisco, Inc................................................    7.550     06/15/15        492,632
  500    Safeway, Inc................................................    6.050     11/15/03        488,442
                                                                                               -----------
                                                                                                 1,834,824
                                                                                               -----------
         CONSUMER NON-DURABLES  5.5%
  500    Bausch & Lomb, Inc..........................................    7.125     08/01/28        456,891
  500    Westpoint Stevens, Inc......................................    7.875     06/15/05        488,750
                                                                                               -----------
                                                                                                   945,641
                                                                                               -----------
         CONSUMER SERVICES  17.4%
  500    Cox Communications, Inc.....................................    6.800     08/01/28        450,122
  500    CSC Holdings, Inc...........................................    7.875     12/15/07        495,625
  500    News America Holdings, Inc..................................   10.125     10/15/12        552,578
  500    Royal Caribbean Cruises Ltd.................................    7.500     10/15/27        466,011
  500    Valassis Communications, Inc................................    9.550     12/01/03        542,500
  500    Viacom, Inc.................................................    7.625     01/15/16        501,250
                                                                                               -----------
                                                                                                 3,008,086
                                                                                               -----------
         ENERGY  5.9%
  500    Occidental Petroleum Corp...................................   10.125     11/15/01        540,000
  500    PDV America, Inc............................................    7.875     08/01/03        489,362
                                                                                               -----------
                                                                                                 1,029,362
                                                                                               -----------
         HEALTHCARE  8.3%
  500    Beckman Coulter, Inc........................................    7.450     03/04/08        472,500
  500    Manor Care, Inc.............................................    7.500     06/15/06        491,173
  500    Tenet Healthcare Corp., 144A -- Private Placement (a).......    8.125     12/01/08        475,000
                                                                                               -----------
                                                                                                 1,438,673
                                                                                               -----------
         PRODUCER MANUFACTURING  5.3%
  500    Federal Mogul Corp., 144A -- Private Placement (a)..........    7.500     01/15/09        460,000
  500    Idex Corp...................................................    6.875     02/15/08        461,713
                                                                                               -----------
                                                                                                   921,713
                                                                                               -----------
         RAW MATERIALS/PROCESSING INDUSTRIES  8.5%
  500    Georgia-Pacific Corp........................................    9.950     06/15/02        535,951
  500    Owens Illinois, Inc.........................................    7.150     05/15/05        475,000
  300    Vicap SA De CV (Mexico).....................................   10.250     05/15/02        282,000
  200    Vicap SA De CV (Mexico).....................................   11.375     05/15/07        184,000
                                                                                               -----------
                                                                                                 1,476,951
                                                                                               -----------
         TECHNOLOGY  2.7%
  500    Raytheon Co.................................................    6.150     11/01/08        471,172
                                                                                               -----------
         TRANSPORTATION  7.7%
  500    Delta Airlines, Inc.........................................    9.750     05/15/21        581,578
  500    Norfolk Southern Corp.......................................    7.700     05/15/17        514,305
  500    United Airlines, Inc........................................   10.020     03/22/14        228,403
                                                                                               -----------
                                                                                                 1,324,286
                                                                                               -----------
         UTILITIES  15.1%
  500    360 Communications Co.......................................    7.600     04/01/09        520,224
  500    AT&T Corp...................................................    6.500     03/15/29        451,250
  500    MCI Worldcom, Inc...........................................    6.950     08/15/28        472,735

                                               See Notes to Financial Statements

 DOMESTIC INCOME PORTFOLIO                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                            Description                             Coupon    Maturity    Market Value
-----------------------------------------------------------------------------------------------------------
         UTILITIES (CONTINUED)
 $350    Monongahela Power Co........................................    8.375     07/01/22    $   348,897
  350    Public Service Co. of Colorado..............................    8.750     03/01/22        362,567
  500    Sprint Capital Corp.........................................    6.125     11/15/08        466,783
                                                                                               -----------
                                                                                                 2,622,456
                                                                                               -----------
         TOTAL CORPORATE DEBT  87.0%.......................................................     15,073,164
                                                                                               -----------
         GOVERNMENT OBLIGATIONS  10.5%
  358    Federal National Mortgage Association Pool (U.S.)...........    10.000    04/01/21        389,331
  500    Republic of Argentina (Argentina)...........................    11.000    10/09/06        459,375
  500    Republic of South Africa (South Africa).....................     8.500    06/23/17        431,124
  500    United Mexican States (Mexico)..............................    11.375    09/15/16        534,375
                                                                                               -----------
         TOTAL GOVERNMENT OBLIGATIONS......................................................      1,814,205
                                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  97.5%
  (Cost $17,314,367).......................................................................     16,887,369
REPURCHASE AGREEMENT  1.3%
         Goldman Sachs ($220,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/99, to be sold on 07/01/99 at $220,030)
         (Cost $220,000)...................................................................        220,000
                                                                                               -----------
TOTAL INVESTMENTS  98.8%
  (Cost $17,534,367).......................................................................     17,107,369
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%................................................        202,228
                                                                                               -----------
NET ASSETS  100.0%.........................................................................    $17,309,597
                                                                                               -----------

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

 DOMESTIC INCOME PORTFOLIO                   STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $17,534,367)........................  $17,107,369
Receivables:
  Interest..................................................      298,324
  Portfolio Shares Sold.....................................        6,630
Other.......................................................       45,809
                                                              -----------
      Total Assets..........................................   17,458,132
                                                              -----------
LIABILITIES:
Payables:
  Shareholder Reports.......................................       13,919
  Portfolio Shares Repurchased..............................       11,126
  Distributor and Affiliates................................        4,246
  Custodian Bank............................................        2,008
  Investment Advisory Fee...................................          127
Trustees' Deferred Compensation and Retirement Plans........      111,227
Accrued Expenses............................................        5,882
                                                              -----------
      Total Liabilities.....................................      148,535
                                                              -----------
NET ASSETS..................................................  $17,309,597
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $18,314,534
Accumulated Undistributed Net Investment Income.............      603,720
Net Unrealized Depreciation.................................     (426,998)
Accumulated Net Realized Loss...............................   (1,181,659)
                                                              -----------
NET ASSETS..................................................  $17,309,597
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $17,309,597 and 2,173,385 shares
  of beneficial interest issued and outstanding)............  $      7.96
                                                              ===========

                                               See Notes to Financial Statements

 DOMESTIC INCOME PORTFOLIO                               STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $   717,855
Other.......................................................          625
                                                              -----------
    Total Income............................................      718,480
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................       45,254
Trustees' Fees and Related Expenses.........................       15,990
Custody.....................................................       14,238
Shareholder Reports.........................................        9,050
Shareholder Services........................................        7,958
Accounting..................................................        7,258
Legal.......................................................        1,121
Other.......................................................        4,391
                                                              -----------
    Total Expenses..........................................      105,260
    Expense Reduction.......................................       48,901
    Less Credits Earned on Overnight Cash Balances..........        2,075
                                                              -----------
    Net Expenses............................................       54,284
                                                              -----------
NET INVESTMENT INCOME.......................................  $   664,196
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $    (6,839)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      694,170
  End of the Period:
    Investments.............................................     (426,998)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,121,168)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,128,007)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $  (463,811)
                                                              ===========

                                               See Notes to Financial Statements

 DOMESTIC INCOME PORTFOLIO                    STATEMENT OF CHANGES IN NET ASSETS

                     For the Six Months Ended June 30, 1999
                and the Year Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                             Six Months Ended      Year Ended
                                                              June 30, 1999     December 31, 1998
-------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $   664,196         $ 1,257,306
Net Realized Loss...........................................        (6,839)            (54,296)
Net Unrealized Depreciation During the Period...............    (1,121,168)           (155,883)
                                                               -----------         -----------
Change in Net Assets from Operations........................      (463,811)          1,047,127
Distributions from Net Investment Income....................    (1,259,398)            (44,123)
                                                               -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........    (1,723,209)          1,003,004
                                                               -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     3,345,516           6,157,023
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................     1,259,398              44,123
Cost of Shares Repurchased..................................    (3,493,307)         (6,481,744)
                                                               -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     1,111,607            (280,598)
                                                               -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................      (611,602)            722,406
NET ASSETS:
Beginning of the Period.....................................    17,921,199          17,198,793
                                                               -----------         -----------
End of the Period (Including accumulated undistributed net
  investment income of $603,720 and $1,198,922,
  respectively).............................................   $17,309,597         $17,921,199
                                                               ===========         ===========

                                               See Notes to Financial Statements

 DOMESTIC INCOME PORTFOLIO                                  FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                               Year Ended December 31,
                                                       Six Months Ended   ----------------------------------
                                                        June 30, 1999      1998     1997     1996     1995
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..............     $ 8.748        $8.252   $8.008   $ 8.21   $  7.35
                                                           -------        ------   ------   ------   -------
  Net Investment Income...............................        .273          .614     .704     .755       .71
  Net Realized and Unrealized Gain/Loss...............       (.477)        (.096)    .252    (.212)    .8525
                                                           -------        ------   ------   ------   -------
Total from Investment Operations......................       (.204)         .518     .956     .543    1.5625
Less Distributions from Net Investment Income.........        .580          .022     .712     .745     .7025
                                                           -------        ------   ------   ------   -------
Net Asset Value, End of the Period....................     $ 7.964        $8.748   $8.252   $8.008   $  8.21
                                                           =======        ======   ======   ======   =======
Total Return*.........................................      (2.53%)**      6.34%   11.90%    6.68%    21.37%
Net Assets at End of the Period (In millions).........     $  17.3        $ 17.9   $ 17.2   $ 19.8   $  26.6
Ratio of Expenses to Average Net Assets* (a)..........        .60%          .60%     .60%     .60%      .60%
Ratio of Net Investment Income to Average Net
  Assets*.............................................       7.34%         7.29%    7.74%    7.97%     8.11%
Portfolio Turnover....................................         12%**         46%      78%      77%       54%
 * If certain expenses had not been assumed by Van
   Kampen, Total Return would have been lower and the
   ratios would have been as follows:
Ratio of Expenses to Average Net Assets (a)...........       1.16%         1.09%    1.05%    1.29%      .93%
Ratio of Net Investment Income to Average Net
  Assets..............................................       6.80%         6.80%    7.29%    7.28%     7.78%

**  Non-Annualized

(a) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the six months ended June 30, 1999.

                                               See Notes to Financial Statements

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                        VAN KAMPEN LIFE INVESTMENT TRUST

                            GLOBAL EQUITY PORTFOLIO

 TOTAL RETURNS

Six-month total return based on NAV(1)......................    11.61%
One-year total return based on NAV(1).......................    16.09%
Three-year average annual total return based on NAV(1)......    17.99%
Life-of-Portfolio average annual total return based on
  NAV(1)....................................................    17.31%
Commencement date...........................................  07/03/95

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Portfolio shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

The Portfolio being offered is through a variable annuity contract.

                          PORTFOLIO MANAGEMENT REVIEW

                            GLOBAL EQUITY PORTFOLIO

The following is an interview with the management team of the Van Kampen Life Investment Trust--Global Equity Portfolio. The Portfolio is managed by portfolio managers Barton M. Biggs and Ann D. Thivierge, MSDW Investment Management.

 Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE PORTFOLIO OPERATED DURING THE PAST SIX MONTHS?

 A Global economic recovery became the story of the first half of 1999, as economic activity increased in most regions of the world. The U.S. economy resumed its impressive climb with strong growth and minimal inflation.
Meanwhile, declining interest rates and a focus on corporate cost-cutting fiscal reforms helped revive many emerging markets, particularly in Asia.
    In Europe, the introduction of the euro went smoothly, but economic weakness, particularly in Germany, contributed to its decline since January. Decreased exports to Asia, Russia, and Eastern European countries led to lower economic growth and falling corporate earnings.

 Q WHAT SIGNIFICANT INVESTMENT STRATEGIES AND TECHNIQUES DID YOU USE TO PURSUE THE PORTFOLIO'S INVESTMENT OBJECTIVE?

 A At of the end of the reporting period, the Portfolio had the following regional allocations relative to six months earlier:

                                                                     CHANGE IN
                               JUNE 30, 1999*   DECEMBER 31, 1998*   PERCENTAGE
                               --------------   ------------------   ----------
North America ...............      53.2% ....         50.6% ......       2.6%
Europe ......................      33.0% ....         37.5% ......      -4.5%
Far East ....................      11.6% ....          9.8% ......       1.8%
Other .......................       2.2% ....          2.1% ......       0.1%

* As a percentage of long-term investments.

    Throughout the period, we remained underweighted in the United States because stock valuations appeared high. This strategy hindered performance as the U.S. economy continued its strong growth. Finally, our positions in the peripheral European economies, including Italy, Spain, and Portugal, helped the Portfolio's performance.
    Early in the year we visited Singapore, Hong Kong, and Japan to talk with government officials, central bankers, businesses, and other investors. Although these meetings reinforced our belief that Asia and Japan have a long way to go in their recoveries, we believe their commitment to restructure their economies could lead to a long-lasting recovery in profitability and stock prices. In addition, we were impressed with Singapore's fervor for restructuring and belt-tightening and, as a result, significantly increased the Portfolio's exposure to that country.
    Another country we overweighted was Australia, which like Singapore, did a good job of weathering the financial downturn in Asia. Australia has had fantastic economic growth and we believe the sound government policies and restructured labor markets should be a long-term positive.

 Q    HOW HAS THE PORTFOLIO PERFORMED DURING THE REPORTING PERIOD?

 A Returns suffered during the past six months due to the Portfolio's underweight position in the United States and significant exposure to Europe. The Portfolio's total return during the six months ended June 30, 1999, was 11.61 percent(1). During the same period, the Morgan Stanley
Capital International (MSCI) World Index + Dividends returned 8.69 percent. Please keep in mind that the MSCI World + Dividends Index is a broad-based index used as a benchmark for general global equity funds. It does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Please refer to the chart and footnotes on page 22 for additional Portfolio performance results. Past performance does not guarantee future results.

 Q    WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

 A In the short term, we remain cautious on the United States because of high stock valuations and Europe because of full valuations and inconsistent economic performance. As a result, the risk of policy mistakes within
Europe is great, and the challenge facing the ECB will be difficult. Japan's economy, although bottoming, faces large obstacles as unemployment rises and the fiscal spending proposal diminishes. We are optimistic that additional restructuring should increase corporate earnings.
    In the rest of Asia, we look for improvements in Australia and Singapore to continue, but we will monitor China carefully. In the long-term, we believe China will succeed, but in the short term we are unsure whether it will devalue its currency, and the government's commitment to maintaining its unproductive state-owned enterprise system is troubling. Overall, we have positioned the Portfolio to be less defensive, and have reduced our cash holdings as a result.

Barton M. Biggs
Portfolio Manager
Global Equity Portfolio

Ann D. Thivierge
Portfolio Manager
Global Equity Portfolio

 GLOBAL EQUITY PORTFOLIO                                PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

            Description              Shares   Market Value
----------------------------------------------------------
COMMON STOCKS  99.2%
AUSTRALIA  1.9%
Orica Ltd. ........................   2,001    $   10,914
Pacific Dunlop Ltd. ...............   8,200        11,817
Rio Tinto Ltd. ....................   2,664        43,624
                                               ----------
                                                   66,355
                                               ----------
AUSTRIA  0.5%
OMV, AG............................     200        17,832
                                               ----------
BRAZIL  0.0%
Centrais Geradoras Do Sul Do
  Brasil, SA -- ADR (a)............      34           130
                                               ----------
CANADA  3.1%
Barrick Gold Corp. ................     100         1,929
Enbridge, Inc. ....................   3,000        68,761
Nortel Networks Corp. .............     400        34,227
Placer Dome, Inc. .................     100         1,161
                                               ----------
                                                  106,078
                                               ----------
DENMARK  0.3%
Novo Nordisk A/S, Ser B............     100        10,773
                                               ----------
FINLAND  3.0%
Nokia (Ab) Oy......................   1,200       105,147
                                               ----------
FRANCE  3.8%
Alcatel Alsthom (Cie Gen El).......     165        23,217
Axa-UAP............................     230        28,048
Compagnie de Saint Gobain..........     148        23,572
Elf Aquitaine......................     150        22,004
LVMH (Moet Hennessy Louis
  Vuitton).........................      55        16,096
LVMH (Moet Hennessy Louis Vuitton)
  Rights
  (expiring 09/21/99)..............      55         1,607
Total, Class B.....................     135        17,410
                                               ----------
                                                  131,954
                                               ----------
GERMANY  5.1%
Allianz, AG........................     102        28,284
BASF, AG...........................     250        11,043
Bayer, AG..........................     200         8,329
DaimlerChrysler, AG................     251        21,734
Degussa Huels, AG (a)..............      50         2,062
Deutsche Bank, AG..................     400        24,390
Deutsche Telekom, AG...............     606        25,425
Linde..............................      50        29,946
Siemens, AG........................     200        15,422
VEBA, AG...........................     200        11,752
                                               ----------
                                                  178,387
                                               ----------
ITALY  2.1%
Ente Nazionale Idrocarburi SpA.....   2,000        11,937
Fiat SpA...........................   4,000        12,659
Enstituto Nazionale delle
  Assicurazioni (INA)..............  12,000        27,833
Telecom Italia.....................   2,500        14,922
Telecom Italia SpA.................       2            21
Unione Immobiliare.................  12,000         5,319
                                               ----------
                                                   72,691
                                               ----------
JAPAN  9.6%
Acom Co., Ltd. ....................     200        17,277
Bank of Tokyo......................     600         8,546
Daiwa Securities...................   1,000         6,613

            Description              Shares   Market Value
----------------------------------------------------------
JAPAN (CONTINUED)
East Japan Railway.................       1    $    5,373
Hitachi............................   1,000         9,383
Honda Motor Co. ...................   1,000        42,407
Japan Air Lines Co. ...............   1,000         3,307
Japan Energy Corp. ................   3,000         3,522
Kao Corp. .........................   1,000        28,106
Kawasaki Heavy Industries..........   1,000         2,711
Kawasaki Steel Corp. ..............   2,000         3,737
Komatsu............................   1,000         6,390
Kyocera Corp. .....................     100         5,869
Matsushita Electric Industries.....   1,000        19,426
Mitsubishi Electric Corp. .........   2,000         7,688
Mitsubishi Estate..................   1,000         9,763
Nagoya Railroad Co. ...............   3,000         9,870
NEC Corp. .........................   1,000        12,441
Nippon Steel Corp. ................   1,000         2,323
Nippon Telegraph & Telephone
  Corp. ...........................       3        34,967
Nippon Yusen Kabushiki Kaisha......   2,000         7,704
Nissan Motor Co. ..................   1,000         4,778
NSK Ltd. ..........................   1,000         5,489
Oji Paper Co. .....................   1,000         5,787
Sekisui House......................   1,000        10,796
Sharp Corp. .......................   1,000        11,821
Teijin.............................   1,000         4,051
Tobu Railway Co. ..................   1,000         2,835
Toppan Printing Co. ...............   1,000        11,168
Toyota Motor Corp. ................   1,000        31,661
                                               ----------
                                                  335,809
                                               ----------
MALAYSIA  0.3%
RHB Capital Berhard................   9,000         8,945
                                               ----------
NETHERLANDS  2.1%
ABN Amro Holdings..................     652        14,114
Akzo Nobel.........................     400        16,824
Elsevier...........................     700         8,118
Koninklijke Ahold NV...............     542        18,661
Wolters Kluwer.....................     411        16,354
                                               ----------
                                                   74,071
                                               ----------
REPUBLIC OF KOREA  0.5%
Korea Electric Power
  Corp. -- ADR.....................     307         6,294
Pohang Iron & Steel Co.,
  Ltd. -- ADR......................     317        10,659
                                               ----------
                                                   16,953
                                               ----------
SINGAPORE  1.2%
Singapore Telecommunications.......  24,000        41,175
                                               ----------
SOUTH AFRICA  0.2%
Sasol Ltd. -- ADR..................   1,126         8,164
                                               ----------
SPAIN  2.1%
Endesa, SA.........................     300         6,395
Repsol-YPF, SA.....................   1,200        24,679
Telefonica De Espana (a)...........     889        42,916
                                               ----------
                                                   73,990
                                               ----------
SWEDEN  0.7%
Ericsson Telefon LM, Ser B.........     800        25,680
                                               ----------

                                               See Notes to Financial Statements

 GLOBAL EQUITY PORTFOLIO                                PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

            Description              Shares   Market Value
----------------------------------------------------------
SWITZERLAND  2.9%
Credit Suisse Group................     200    $   34,596
Nestle, SA.........................      10        18,012
Novartis, AG.......................      20        29,194
Roche Holdings Genusscheine, AG....       2        20,552
                                               ----------
                                                  102,354
                                               ----------
UNITED KINGDOM  10.9%
Allied Zurich (a)..................     850        10,685
Barclays...........................   1,000        29,082
Bass...............................   1,160        16,493
British America Tobacco............     850         8,019
BP Amoco PLC ......................   1,162        20,807
BP Amoco PLC -- ADR................     264        28,644
British Telecommunications.........   2,400        40,175
Burmah Castrol PLC ................     583        11,055
Carlton Communications.............   2,500        20,728
Glaxo Wellcome.....................   1,000        27,789
HSBC Holdings......................     400        14,174
HSBC Holdings......................     700        24,749
Invensys PLC ......................   1,255         5,934
Lloyds TSB Group...................   2,100        28,517
Marks & Spencer....................   1,200         6,923
Rank Group.........................   2,486         9,894
Scot & Newcastle...................   2,100        21,946
Smithkline Beecham.................   2,000        26,008
Smiths Industries..................   1,000        13,272
Zeneca Group.......................     400        15,466
                                               ----------
                                                  380,360
                                               ----------
UNITED STATES  48.9%
Abbott Laboratories, Inc. .........     600        27,300
Alcoa, Inc. .......................     400        24,750
American Express Co. ..............     200        26,025
American Home Products Corp. ......     600        34,500
American International Group,
  Inc. ............................     300        35,119
AT&T Corp. ........................     750        41,859
BankAmerica Corp. .................     300        21,994
BellSouth Corp. ...................     800        37,500
Boeing Co. ........................     100         4,419
Bristol-Myers Squibb Co. ..........     600        42,262
Chevron Corp. .....................     300        28,556
Cisco Systems, Inc. (a)............     900        58,050
Citigroup, Inc. ...................     750        35,625
Coca Cola Co. .....................     700        43,750
Columbia / HCA Healthcare Corp. ...     300         6,844
Conexant Systems, Inc. (a).........     150         8,709
Delphi Automotive Systems Corp.
  (a)..............................     210         3,892
Dominion Resources, Inc. ..........     700        30,319
Dow Chemical Co. ..................     200        25,375
Du Pont (E. I.) de Nemours &
  Co. .............................     200        13,662
Eastman Kodak Co. .................     200        13,550

            Description              Shares   Market Value
----------------------------------------------------------
UNITED STATES (CONTINUED)
Federal National Mortgage Assn.....     300    $   20,512
First Data Corp. ..................     400        19,575
FPL Group, Inc. ...................     400        21,850
General Electric Co. ..............     300        33,900
General Motors Corp. ..............     300        19,800
Gillette Co. ......................     400        16,400
Hewlett Packard Co. ...............     300        30,150
Home Depot, Inc. ..................     500        32,219
Illinois Tool Works, Inc. .........     200        16,400
Intel Corp. .......................     400        23,800
International Business Machines
  Corp. ...........................     400        51,700
International Paper Co. ...........     300        15,150
J.C. Penney, Inc. .................     300        14,569
Johnson & Johnson, Inc. ...........     300        29,400
JP Morgan & Co., Inc. .............     300        42,150
Kimberly Clark Corp. ..............     300        17,100
LifePoint Hospitals, Inc. .........      15           202
Lilly Eli & Co. ...................     300        21,487
Lucent Technologies, Inc. .........   1,200        80,925
McDonald's Corp. ..................     800        33,050
MCI WorldCom, Inc. (a).............     700        60,244
Meritor Automotive, Inc. ..........     100         2,550
Microsoft Corp. (a)................   1,200       108,225
Minnesota Mining & Manufacturing
  Co. .............................     300        26,081
Mobil Corp. .......................     200        19,800
Motorola, Inc. ....................     200        18,950
Oracle Corp. (a)...................     375        13,922
PacifiCorp.........................   1,000        18,375
Pfizer, Inc. ......................     200        21,950
Procter & Gamble Co. ..............     300        26,775
Raytheon Co., Class A..............      25         1,722
Rockwell International Corp. ......     300        18,225
SBC Communications, Inc. ..........     800        46,400
Schering-Plough Corp. .............     400        21,200
Sears Roebuck & Co. ...............     300        13,369
Time Warner, Inc. .................     600        44,100
Triad Hospitals, Inc. .............      15           203
Warner-Lambert Co. ................     600        41,625
Wells Fargo Company................   1,000        42,750
Weyerhaeuser Co. ..................     300        20,625
Xerox Corp. .......................     600        35,437
                                               ----------
                                                1,706,927
                                               ----------
TOTAL INVESTMENTS  99.2%
    (Cost $2,284,835)......................     3,463,775
FOREIGN CURRENCY  0.4%
    (Cost $15,302).........................        15,020
OTHER ASSETS IN EXCESS OF
  LIABILITIES  0.4%........................        11,693
                                               ----------
NET ASSETS  100.0%.........................    $3,490,488
                                               ----------

(a) Non-income producing security as this stock currently does not declare dividends.

ADR -- American Depositary Receipt

                                               See Notes to Financial Statements

 GLOBAL EQUITY PORTFOLIO                     STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $2,284,835).........................    $3,463,775
Cash........................................................        72,761
Foreign Currency (Cost $15,302).............................        15,020
Receivables:
  Expense Reimbursement by Adviser..........................        12,093
  Dividends.................................................         6,732
Unamortized Organizational Costs............................         1,363
Other.......................................................           163
                                                                ----------
      Total Assets..........................................     3,571,907
                                                                ----------
LIABILITIES:
Payable for Distributor and Affiliates......................         8,821
Forward Currency Contracts..................................           956
Accrued Expenses............................................        42,805
Trustees' Deferred Compensation and Retirement Plans........        28,837
                                                                ----------
      Total Liabilities.....................................        81,419
                                                                ----------
NET ASSETS..................................................    $3,490,488
                                                                ==========
NET ASSETS CONSIST OF:
Capital (Par Value of $.01 per share with an unlimited
  number of shares authorized)..............................    $2,291,442
Net Unrealized Appreciation.................................     1,177,553
Accumulated Net Realized Gain...............................        42,073
Accumulated Distributions in Excess of Net Investment
  Income....................................................       (20,580)
                                                                ----------
NET ASSETS..................................................    $3,490,488
                                                                ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE (Based on net assets of $3,490,488 and 237,413
  shares of beneficial interest issued and outstanding).....    $    14.70
                                                                ==========

                                               See Notes to Financial Statements

 GLOBAL EQUITY PORTFOLIO                                 STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $2,530)......  $   32,942
Interest....................................................         103
                                                              ----------
    Total Income............................................      33,045
                                                              ----------
EXPENSES:
Custody.....................................................      31,317
Investment Advisory Fee.....................................      16,334
Accounting..................................................      11,169
Shareholder Reports.........................................       8,507
Audit.......................................................       8,126
Shareholder Services........................................       7,776
Trustees' Fees and Related Expenses.........................       4,495
Amortization of Organizational Costs........................         677
Other.......................................................       1,427
                                                              ----------
    Total Expenses..........................................      89,828
    Expense Reduction.......................................      70,338
                                                              ----------
    Net Expenses............................................      19,490
                                                              ----------
NET INVESTMENT INCOME.......................................  $   13,555
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain/Loss:
  Investments...............................................  $   48,406
  Forward Currency Contracts................................         587
                                                              ----------
Net Realized Gain...........................................      48,992
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     880,273
                                                              ----------
  End of the Period:
    Investments.............................................   1,178,940
    Forward Currency Contracts..............................        (956)
    Foreign Currency Translation............................        (431)
                                                              ----------
                                                               1,177,553
                                                              ----------
Net Unrealized Appreciation During the Period...............     297,280
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  346,272
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  359,827
                                                              ==========

                                               See Notes to Financial Statements

 GLOBAL EQUITY PORTFOLIO                      STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended June 30, 1999 and the
                    Year Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                             Six Months Ended      Year Ended
                                                              June 30, 1999     December 31, 1998
-------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $   13,555         $    25,140
Net Realized Gain...........................................        48,992              17,243
Net Unrealized Appreciation During the Period...............       297,280             572,323
                                                                ----------         -----------
Change in Net Assets from Operations........................       359,827             614,706
                                                                ----------         -----------
Distributions from Net Investment Income....................        (9,541)            (25,140)
Distributions in Excess of Net Investment Income............           -0-             (12,870)
                                                                ----------         -----------
Distributions from and in Excess of Net Investment Income...        (9,541)            (38,010)
                                                                ----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       350,286             576,696
                                                                ----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................       116,851             782,393
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................         5,636              24,409
Cost of Shares Repurchased..................................      (333,164)         (1,006,628)
                                                                ----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      (210,677)           (199,826)
                                                                ----------         -----------
TOTAL INCREASE IN NET ASSETS................................       139,609             376,870
NET ASSETS:
Beginning of the Period.....................................     3,350,879           2,974,009
                                                                ----------         -----------
End of the Period (Including accumulated distributions in
  excess of net investment income of $20,580 and $24,594,
  respectively).............................................    $3,490,488         $ 3,350,879
                                                                ==========         ===========

                                               See Notes to Financial Statements

 GLOBAL EQUITY PORTFOLIO                                    FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                                  July 3, 1995
                                                                                                  (Commencement
                                                                    Year Ended December 31,       of Investment
                                               Six Months Ended   ---------------------------    Operations) to
                                                June 30, 1999      1998      1997      1996     December 31, 1995
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...... $         13.208   $11.004   $11.658    $10.30        $ 10.00
                                               ----------------   -------   -------   -------        -------
  Net Investment Income/Loss..................             .051      .089      .110      .035           (.16)
  Net Realized and Unrealized Gain............            1.484     2.258     1.696     1.687            .46
                                               ----------------   -------   -------   -------        -------
Total from Investment Operations..............            1.535     2.347     1.806     1.722            .30
                                               ----------------   -------   -------   -------        -------
Less:
  Distributions from and in Excess of Net
    Investment Income.........................            .041      .143      .106      .188            -0-
  Distributions from and in Excess of Net
    Realized Gain.............................              -0-       -0-     2.354      .176            -0-
                                               ----------------   -------   -------   -------        -------
Total Distributions...........................             .041      .143     2.460      .364            -0-
                                               ----------------   -------   -------   -------        -------
Net Asset Value, End of the Period............ $         14.702   $13.208   $11.004   $11.658        $ 10.30
                                               ================   =======   =======   =======        =======
Total Return*.................................           11.61%** 21.61%..   15.85%    16.72%          3.00%**
Net Assets at End of the Period (In
  millions)................................... $            3.5      $3.4      $3.0      $2.5        $   2.4
Ratio of Expenses to Average Net Assets*......            1.20%     1.20%     1.20%     1.20%          4.35%
Ratio of Net Investment Income/Loss to Average
  Net Assets*.................................             .83%     0.79%      .76%      .27%         (2.76%)
Portfolio Turnover............................               2%**      3%      132%       94%            42%**
 * If certain expenses had not been assumed by
   Van Kampen, Total Return would have been
   lower and the ratios would have been as
   follows:
Ratio of Expenses to Average Net Assets.......            5.50%     6.27%     6.78%     7.43%          8.27%
Ratio of Net Investment Loss to Average Net
  Assets......................................           (3.57%)   (4.28%)   (4.82%)   (5.96%)        (6.68%)

**Non-Annualized

                                               See Notes to Financial Statements

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                        VAN KAMPEN LIFE INVESTMENT TRUST

                              GOVERNMENT PORTFOLIO

 TOTAL RETURNS
Six-month total return based on NAV(1)......................      (3.36%)
One-year total return based on NAV(1).......................       1.18%
Five-year average annual total return based on NAV(1).......       6.76%
Ten-year average annual total return based on NAV(1)........       7.02%
Life-of-Portfolio average annual total return based on
NAV(1)......................................................       6.67%
Commencement date...........................................    04/07/86
 YIELD
SEC Yield(2)................................................       5.82%

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying Portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

(2)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1999.

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or instrumentalities. The government backing applies only to the timely payment of principal and interest when due, on specific securities in the Portfolio, not to shares of the Portfolio. Portfolio shares when redeemed, may be worth more or less than their original cost. The value of debt securities will fluctuate with changes in market conditions and interest rates, which will effect the value of Portfolio shares. Securities which are issued by private issuers involve greater risk than those issued directly by the U.S. Government.

Market forecasts provided in this report may not necessarily come to pass.

The Portfolio being offered is through a variable annuity contract.

                          PORTFOLIO MANAGEMENT REVIEW

                              GOVERNMENT PORTFOLIO

The following is an interview with the management team of the Van Kampen Life Investment Trust--Government Portfolio. The team is led by John R. Reynoldson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.

 Q HOW WOULD YOU DESCRIBE THE MARKET IN WHICH THE PORTFOLIO OPERATED DURING THE REPORTING PERIOD?

 A The first quarter of 1999 marked a recovery in the fixed-income market from the October 1998 meltdown, as investors grew confident in the strength of the economy and continued modest inflation. Consequently, yield spreads narrowed between Treasuries and other fixed-income products
(such as government, mortgage-backed, and high-yield securities). However, this good news for fixed-income products was quelled in the second quarter by a slight surge in inflation and warnings of interference from the Federal Reserve Board. This prompted yield spreads to widen once again, although not to the record-high levels seen last fall.
     As interest rates climbed steadily during the period, the Treasury yield curve began to flatten, indicating a moderation in the yield difference between long- and short-term Treasuries. This change became more pronounced as yields on short-term Treasuries rose to reflect the potential for an increase--or perhaps a series of increases--in the federal funds rate. At the end of the reporting period, the Fed approved a 0.25 percent hike while reassuring fixed-income investors that additional action seemed unnecessary.

 Q    HOW DID THESE CONDITIONS AFFECT YOUR MANAGEMENT OF THE PORTFOLIO?

 A Near the end of last year, we began increasing the Portfolio's exposure to mortgage-backed securities. We overweighted the portfolio with 6.5 percent 30-year GNMAs and 6 to 6.5 percent 15-year FNMAs, because we felt these securities had a low vulnerability to prepayment. As interest rates rose throughout the period, the risk of prepayment and mortgage refinancing decreased even further. At the same time, some of these issues that had been priced at a premium--in other words, priced over par--became discounted. Although this created some value opportunities in the mortgage market, it was detrimental to the Portfolio's return. However, we've maintained our mortgage overweighting because we believe the mortgage market will continue to recover from its low point last fall.
    We also maintained the Portfolio's Treasury exposure at approximately 37 percent. Treasuries in the Portfolio were allocated in a barbell pattern, with the heaviest weightings concentrated in long bonds and short-term Treasuries with an average maturity of two years. As the yield curve flattened during the period, we found that there was little value in the middle of the curve.

 Q    HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

 A Challenging conditions in the mortgage market--and our high exposure to this area--was the most significant factor affecting the Portfolio's return. For the six-month period ended June 30, 1999, the Government Portfolio generated a total return of -3.36 percent(1). By comparison, the
Lehman Brothers Mutual Fund U.S. Government/ Mortgage Index posted a total return of -1.14 percent for the same period. This broad-based, unmanaged index reflects the general performance of U.S. government and mortgage-backed securities. Please keep in mind that this index does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Of course, past performance is no guarantee of comparable future results. For additional performance results, please refer to the chart and footnotes on page 31.

 Q    WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

 A We expect a continuation of the current low-inflation environment coupled with slower economic growth due to slight international growth and the possibility of year 2000 computer complications near the end of the year.
This environment supports the continued recovery of the fixed-income markets, which are still unwinding from their upheaval late last year. Ultimately, we believe these markets are transitioning to historically normal conditions. Taking this perspective, we see value in the mortgage market and are comfortable with the Portfolio's current positioning.


John R. Reynoldson
Portfolio Manager
Government Portfolio

Peter W. Hegel
Chief Investment Officer
Fixed Income Investments

 GOVERNMENT PORTFOLIO                                   PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                           Description                         Coupon         Maturity        Market Value
---------------------------------------------------------------------------------------------------------------
         UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  53.8%
$2,000   Federal Farm Credit Bank Medium Term Note (a)............   6.520%        09/24/07        $ 2,001,960
 1,088   Federal Home Loan Mortgage Corp. Gold 30 Year Pools......   7.000   05/01/24 to 07/01/24    1,079,190
   151   Federal Home Loan Mortgage Corp. Gold 30 Year Pools......   7.500         10/01/24            152,908
   159   Federal Home Loan Mortgage Corp. Gold 30 Year Pools......   8.000   09/01/24 to 10/01/24      163,245
   350   Federal Home Loan Mortgage Corp. CMO Floater (a).........   5.430         09/15/23            349,976
   613   Federal Home Loan Mortgage Corp. CMO Floater (a).........   5.588         09/15/27            614,093
 1,261   Federal National Mortgage Association 15 Year Dwarf
         Pools....................................................   6.500   06/01/09 to 04/01/11    1,245,549
 1,241   Federal National Mortgage Association 15 Year Dwarf
         Pools....................................................   7.000   07/01/10 to 12/01/11    1,247,199
 1,891   Federal National Mortgage Association 30 Year Pools......   6.000   03/01/28 to 04/01/28    1,777,356
   981   Federal National Mortgage Association Pools..............   6.000   09/01/28 to 10/01/28      922,151
 4,431   Federal National Mortgage Association Pools..............   6.500   05/15/23 to 03/15/29    4,281,856
 1,041   Federal National Mortgage Association Pools..............   7.000   12/01/23 to 06/01/24    1,031,243
   271   Federal National Mortgage Association Pools..............   7.500   05/01/24 to 10/01/24      274,577
   265   Federal National Mortgage Association Pools..............   8.000   06/01/24 to 10/01/24      264,835
   493   Federal National Mortgage Association Pools..............  11.000         11/01/20            554,108
 4,938   Government National Mortgage Association Pools...........   6.500   05/15/23 to 03/15/29    4,757,293
 6,775   Government National Mortgage Association Pools...........   7.000   04/15/23 to 9/15/28     6,706,246
 1,019   Government National Mortgage Association Pools...........   7.500   04/15/22 to 06/15/24    1,031,995
   261   Government National Mortgage Association Pools...........   8.000   05/15/17 to 01/15/23      269,307
   232   Government National Mortgage Association Pools...........   8.500   04/15/17 to 07/15/17      244,829
   504   Government National Mortgage Association Pools...........   9.500   06/15/09 to 10/15/09      545,015
    59   Government National Mortgage Association Pools...........  11.000   09/15/10 to 08/15/20       66,793
                                                                                                   -----------
         TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS.......................................   29,581,724
                                                                                                   -----------
         UNITED STATES TREASURY OBLIGATIONS  41.2%
 2,000   United States Treasury Bonds (a).........................   6.000         02/15/26          1,949,320
 2,000   United States Treasury Notes (a).........................   5.375         06/30/03          1,975,680
 1,000   United States Treasury Notes (a).........................   5.500         02/15/08            973,220
 4,500   United States Treasury Notes (a).........................   5.625         02/15/06          4,440,060
 2,000   United States Treasury Notes (a).........................   5.750         08/15/03          2,000,660
 6,000   United States Treasury Notes (a).........................   6.250         02/28/02          6,091,860
 5,000   United States Treasury Notes (a).........................   7.500         05/15/02          5,240,150
                                                                                                   -----------
         TOTAL UNITED STATES TREASURY OBLIGATIONS................................................   22,670,950
                                                                                                   -----------
         FORWARD PURCHASE COMMITMENTS  17.2%
 2,000   Federal National Mortgage Association 15 Year July Dwarf
         Forward..................................................   6.000           TBA             1,933,750
 2,000   Federal National Mortgage Association July Forward.......   5.500           TBA             1,822,190

                                               See Notes to Financial Statements

 GOVERNMENT PORTFOLIO                       PORTFOLIO OF INVESTMENTS (CONTINUED)

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                           Description                         Coupon         Maturity        Market Value
---------------------------------------------------------------------------------------------------------------
         FORWARD PURCHASE COMMITMENTS (CONTINUED)
$4,000   Federal National Mortgage Association July Forward.......   6.000%          TBA           $ 3,764,380
 2,000   Federal National Mortgage Association July Forward.......   6.500           TBA             1,932,190
                                                                                                   -----------
         TOTAL FORWARD PURCHASE COMMITMENTS......................................................    9,452,510
                                                                                                   -----------
TOTAL LONG-TERM INVESTMENTS  112.2%
  (Cost $62,327,661).............................................................................   61,705,184
REPURCHASE AGREEMENT  4.5%
         Donaldson Lufkin and Jenrette ($2,435,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 6/30/99, to be sold on 7/1/99 at $2,435,325)
         (a) (Cost $2,435,000)...................................................................    2,435,000
                                                                                                   -----------
TOTAL INVESTMENTS  116.7%
  (Cost $64,762,661).............................................................................   64,140,184
LIABILITIES IN EXCESS OF OTHER ASSETS  (16.7%)...................................................   (9,162,475)
                                                                                                   -----------
 NET ASSETS  100.0%..............................................................................  $54,977,709
                                                                                                   -----------

(a) Assets segregated as collateral for open forward and open futures transactions.

TBA--To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

CMO--Collateralized Mortgage Obligations

                                               See Notes to Financial Statements

 GOVERNMENT PORTFOLIO                        STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $64,762,661)........................    $64,140,184
Receivables:
  Interest..................................................        571,056
  Variations Margin on Futures..............................         21,688
Other.......................................................         49,763
                                                                -----------
      Total Assets..........................................     64,782,691
                                                                -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      9,639,688
  Investment Advisory Fee...................................         13,491
  Portfolio Shares Repurchased..............................         10,271
  Distributor and Affiliates................................          5,587
  Custodian Bank............................................          1,505
Trustees' Deferred Compensation and Retirement Plans........        117,619
Accrued Expenses............................................         16,821
                                                                -----------
      Total Liabilities.....................................      9,804,982
                                                                -----------
NET ASSETS..................................................    $54,977,709
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $62,709,811
Accumulated Undistributed Net Investment Income.............      1,525,313
Net Unrealized Depreciation.................................       (656,593)
Accumulated Net Realized Loss...............................     (8,600,822)
                                                                -----------
NET ASSETS..................................................    $54,977,709
                                                                ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $54,977,709 and 6,230,972 shares
  of beneficial interest issued and outstanding)............    $      8.82
                                                                ===========

                                               See Notes to Financial Statements

 GOVERNMENT PORTFOLIO                                    STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................    $ 1,756,758
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        139,715
Custody.....................................................         18,545
Trustees' Fees and Related Expenses.........................         16,374
Accounting..................................................         14,871
Shareholder Services........................................          8,412
Legal.......................................................          1,519
Other.......................................................         10,386
                                                                -----------
    Total Expenses..........................................        209,822
    Investment Advisory Fee Reduction.......................         40,066
    Less Credits Earned on Overnight Cash Balances..........          2,209
                                                                -----------
    Net Expenses............................................        167,547
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 1,589,211
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $   (40,090)
  Futures...................................................       (795,416)
  Forward Commitments.......................................       (170,703)
                                                                -----------
Net Realized Loss...........................................     (1,006,209)
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      1,842,793
                                                                -----------
  End of the Period:
    Investments.............................................       (622,477)
    Futures.................................................        (34,116)
                                                                -----------
                                                                   (656,593)
                                                                -----------
Net Unrealized Depreciation During the Period...............     (2,499,386)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(3,505,595)
                                                                ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(1,916,384)
                                                                ===========

                                               See Notes to Financial Statements

 GOVERNMENT PORTFOLIO                         STATEMENT OF CHANGES IN NET ASSETS

                     For the Six Months Ended June 30, 1999
                and the Year Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                             Six Months Ended      Year Ended
                                                              June 30, 1999     December 31, 1998
-------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $ 1,589,211         $ 3,088,718
Net Realized Gain/Loss......................................    (1,006,209)            973,202
Net Unrealized Appreciation/Depreciation During the
  Period....................................................    (2,499,386)            327,575
                                                               -----------         -----------
Change in Net Assets from Operations........................    (1,916,384)          4,389,495
Distributions from Net Investment Income....................    (2,745,022)           (529,309)
                                                               -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........    (4,661,406)          3,860,186
                                                               -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     4,944,656          11,164,705
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................     2,745,022             529,309
Cost of Shares Repurchased..................................    (5,110,175)        (11,052,927)
                                                               -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     2,579,503             641,087
                                                               -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................    (2,081,903)          4,501,273
NET ASSETS:
Beginning of the Period.....................................    57,059,612          52,558,339
                                                               -----------         -----------
End of the Period (Including accumulated undistributed net
  investment income of $1,525,313 and $2,681,124,
  respectively).............................................   $54,977,709         $57,059,612
                                                               ===========         ===========

                                               See Notes to Financial Statements

 GOVERNMENT PORTFOLIO                                       FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                 Year Ended December 31,
                                                Six Months Ended      ----------------------------------------------
                                                 June 30, 1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......     $ 9.594           $ 8.920      $ 8.666      $  9.06      $  8.28
                                                    -------           -------      -------      -------      -------
  Net Investment Income........................        .251              .520         .566         .569          .60
  Net Realized and Unrealized Gain/Loss........       (.565)             .244         .231        (.388)         .78
                                                    -------           -------      -------      -------      -------
Total from Investment Operations...............       (.314)             .764         .797         .181         1.38
Less Distributions from and in Excess of Net
  Investment Income............................        .457              .090         .543         .575          .60
                                                    -------           -------      -------      -------      -------
Net Asset Value, End of the Period.............     $ 8.823           $ 9.594      $ 8.920      $ 8.666      $  9.06
                                                    =======           =======      =======      =======      =======
Total Return*..................................      (3.36%)**          8.59%        9.61%        2.12%       17.17%
Net Assets at End of the Period (In
  millions)....................................     $  55.0           $  57.1      $  52.6      $  57.3      $  67.0
Ratio of Expenses to Average Net Assets*.......        .60%              .60%         .60%         .60%         .60%
Ratio of Net Investment Income to Average Net
  Assets*......................................       5.69%             5.74%        6.51%        6.56%        6.89%
Portfolio Turnover.............................       32%**              107%         119%         143%         164%
 * If certain expenses had not been assumed by
   Van Kampen, Total Return would have been
   lower and the ratios would have been as
   follows:
Ratio of Expenses to Average Net Assets........        .74%              .73%         .74%         .80%         .72%
Ratio of Net Investment Income to Average Net
  Assets.......................................       5.55%             5.61%        6.37%        6.36%        6.77%

**Non-Annualized

                                               See Notes to Financial Statements

                          PORTFOLIO MANAGEMENT REVIEW

                             MONEY MARKET PORTFOLIO

The following is an interview with the management team of the Van Kampen Life Investment Trust--Money Market Portfolio. The team is led by Reid J. Hill, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.

 Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE PORTFOLIO HAS OPERATED DURING THE PAST SIX MONTHS?

 A During the first quarter of 1999, the Dow Jones Industrial Average broke through the 10,000 point ceiling, and climbed past 11,000 points. The U.S. economy remained strong, leading the Fed to raise the federal funds interest rate by 0.25 percent on June 30. Consequently, some nervous investors fled to more stable shelter--including money market funds--near the end of the period.

 Q    HOW DID YOU MANAGE THE PORTFOLIO IN LIGHT OF THESE CONDITIONS?

 A We continued to pursue the Portfolio's investment objectives of capital protection and high current income. At the end of the period, 38.9 percent of the Portfolio was invested in high-grade commercial paper, 28.0 percent in repurchase agreements ("repos"), 21.1 percent in certificates of deposits
(CDs), and 11.8 percent in government agency obligations. CDs offer a guaranteed return of principal over a stated period of time, a fixed rate of interest, and are typically issued by institutions whose deposits are insured.
      During the past six months, we focused on commercial paper, where we found more value than in the bank notes sector. However, the market volatility we experienced in late May prompted us to pursue the liquidity of repos, thus reducing our exposure to commercial paper throughout the period.
    Within the commercial paper sector, we selected high-rated, short-term corporate securities with ratings of at least A-1/P-1 from Moody's and Standard & Poor's. These corporate securities provided income without assuming excessive risk. We also favored commercial paper with an average maturity of 90 days or less. In the current interest-rate environment, we believe there is little benefit in extending the portfolio's risk by investing in longer-term paper, which provides only a minimally higher return.

 Q    HOW DID THE PORTFOLIO PERFORM DURING THE SIX-MONTH REPORTING PERIOD?

 A The Portfolio continues to provide shareholders with relative stability, daily liquidity at $1.00 per share, and a competitive level of current income. Through the six-month period ended June 30, 1999, the Portfolio produced a total return of 2.16 percent. As of June 30, the Portfolio generated a seven-day average yield of 4.34 percent and a 30-day effective yield of 4.31 percent. The Portfolio's price per share remained unchanged at $1.00 throughout the reporting period. Yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

 Q    WHAT IS YOUR ECONOMIC OUTLOOK FOR THE MONTHS AHEAD?

 A As expected, the Fed raised interest rates at the end of the period, but surprised the market by abandoning its tightening bias and adopting a neutral stance on interest rates. Interest rate adjustments like these should not affect the Portfolio because the short-term market generally anticipates such interventions.

    In conjunction with this outlook, we will maintain our traditional course of investing in high-grade commercial paper, repurchase agreements, and government obligations. At the same time, we'll look to add value through careful security selection as we seek to achieve the Portfolio's objectives.


Reid J. Hill
Portfolio Manager
Money Market Portfolio

Peter W. Hegel
Chief Investment Officer
Fixed Income Investments


An investment in the Portfolio is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Portfolio shares, when redeemed, may be worth more or less than their original cost.

The Portfolio being offered is through a variable annuity contract.

 MONEY MARKET PORTFOLIO                                 PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                            Discount
 Par                                        Yield on
Amount                           Maturity   Date of     Amortized
(000)         Description          Date     Purchase      Cost
------------------------------------------------------------------
         COMMERCIAL PAPER 38.9%
$  800   American Express
          Credit Corp..........  07/28/99    4.849%    $   797,126
   800   American General
          Finance Corp.........  08/13/99    4.874         795,404
   800   Associates Corp. of
          North America........  08/20/99    4.980         794,522
   800   Chevron USA, Inc......  07/09/99    4.966         799,120
 1,000   CIT Group Holdings,
          Inc..................  07/02/99    5.065         999,859
   800   Coca-Cola Co..........  07/29/99    4.980         796,920
   800   Commercial Credit
          Corp.................  07/19/99    4.895         798,056
   800   Ford Motor Credit
          Co...................  07/23/99    4.979         797,580
   800   General Electric
          Corp.................  08/05/99    4.899         796,251
   800   John Deere Capital
          Corp.................  07/07/99    4.858         799,360
   800   Norwest Financial,
          Inc..................  08/03/99    4.972         796,385
 1,000   Prudential Funding
          Corp.................  08/18/99    4.889         993,560
                                                       -----------
         TOTAL COMMERCIAL PAPER.....................     9,964,143
                                                       -----------
         REPURCHASE AGREEMENTS 28.0%
         BankAmerica Securities ($3,170,000 par
          collateralized by U.S. Government
          obligations in a pooled cash account,
          dated 06/30/99, to be sold on 07/01/99 at
          $3,170,445)...............................     3,170,000
         DLJ ($2,000,000 par collateralized by U.S.
          Government obligations in a pool cash
          account, dated 06/30/99, to be sold on
          07/01/99 at $2,000,267)...................     2,000,000
         Goldman Sachs ($2,000,000 par
          collateralized by U.S. Government
          obligations in a pooled cash account,
          dated 06/30/99, to be sold on 07/01/99 at
          $2,000,269)...............................     2,000,000
                                                       -----------
         TOTAL REPURCHASE AGREEMENTS................     7,170,000
                                                       -----------

                                            Discount
 Par                                        Yield on
Amount                           Maturity   Date of     Amortized
(000)         Description          Date     Purchase      Cost
------------------------------------------------------------------
         CERTIFICATES OF DEPOSIT 21.1%
$  800   Commerzbank US........  02/01/00    5.000%    $   799,886
 1,000   First Chicago NBD
          Corp.................  09/01/99    4.970       1,000,000
   800   National Westminster
          Bank.................  01/07/00    5.010         799,806
   800   Rabobank Nederland,
          NV...................  08/10/99    4.860         800,009
 1,000   Societe Generale......  07/15/99    4.860       1,000,000
 1,000   Westdeutsche
          Landesbank...........  07/07/99    4.890         999,993
                                                       -----------
         TOTAL CERTIFICATES OF DEPOSIT..............     5,399,694
                                                       -----------
         U.S. GOVERNMENT AGENCY OBLIGATIONS 11.8%
   350   Federal Farm Credit
          Bank Discount Note...  07/06/99    4.888         349,763
   400   Federal Home Loan
          Bank Consolidated
          Discount Note........  07/02/99    4.857         399,946
   805   Federal Home Loan
          Bank Consolidated
          Discount Note........  07/07/99    4.889         804,345
   500   Federal Home Loan
          Mortgage Corp.
          Discount Note........  07/26/99    4.880         498,316
 1,000   Federal National
          Mortgage Association
          Discount Note........  09/22/99    4.862         989,049
                                                       -----------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS...     3,041,419
                                                       -----------
         TOTAL INVESTMENTS 99.8%....................    25,575,256
         OTHER ASSETS IN EXCESS OF
          LIABILITIES 0.2%..........................        45,750
                                                       -----------
         NET ASSETS 100.0%..........................   $25,621,006
                                                       ===========

                                               See Notes to Financial Statements

 MONEY MARKET PORTFOLIO                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at amortized cost which approximates market,
  including repurchase agreements of $7,170,000.............  $25,575,256
Cash........................................................          615
Receivables:
  Interest..................................................       89,796
  Portfolio Shares Sold.....................................       41,344
Other.......................................................       48,289
                                                              -----------
      Total Assets..........................................   25,755,300
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        4,826
  Portfolio Shares Repurchased..............................          701
  Distributor and Affiliates................................          572
Trustees' Deferred Compensation and Retirement Plans........      114,464
Accrued Expenses............................................       13,731
                                                              -----------
    Total Liabilities.......................................      134,294
                                                              -----------
NET ASSETS..................................................  $25,621,006
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $25,620,996
Accumulated Undistributed Net Investment Income.............           10
                                                              -----------
NET ASSETS (Equivalent to $1.00 per share for 25,620,996
  shares outstanding).......................................  $25,621,006
                                                              ===========

                                               See Notes to Financial Statements

 MONEY MARKET PORTFOLIO                                  STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $692,416
                                                              --------
EXPENSES:
Investment Advisory Fee.....................................    70,482
Trustees' Fees and Related Expenses.........................    16,203
Custody.....................................................    13,669
Shareholder Services........................................     7,927
Legal.......................................................     1,162
Other.......................................................    21,426
                                                              --------
    Total Expenses..........................................   130,869
    Investment Advisory Fee Reduction.......................    46,272
                                                              --------
    Net Expenses............................................    84,597
                                                              --------
NET INVESTMENT INCOME.......................................  $607,819
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $607,819
                                                              ========

                                               See Notes to Financial Statements

 MONEY MARKET PORTFOLIO                       STATEMENT OF CHANGES IN NET ASSETS

                     For the Six Months Ended June 30, 1999
                and the Year Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                             Six Months Ended      Year Ended
                                                              June 30, 1999     December 31, 1998
-------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $   607,819         $ 1,061,603
                                                               -----------         -----------
Distributions from Net Investment Income....................      (607,770)         (1,061,807)
Distributions in Excess of Net Investment Income............           -0-                 (39)
                                                               -----------         -----------
Distributions from and in Excess of Net Investment Income...      (607,770)         (1,061,846)
                                                               -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........            49                (243)
                                                               -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................    12,244,254          31,396,945
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................       607,770           1,061,846
Cost of Shares Repurchased..................................   (13,940,744)        (25,489,643)
                                                               -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........    (1,088,720)          6,969,148
                                                               -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................    (1,088,671)          6,968,905
NET ASSETS:
Beginning of the Period.....................................    26,709,677          19,740,772
                                                               -----------         -----------
End of the Period (Including accumulated undistributed net
  investment
  income of $10 and $(39), respectively)....................   $25,621,006         $26,709,677
                                                               ===========         ===========

                                               See Notes to Financial Statements

 MONEY MARKET PORTFOLIO                                     FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the
      Portfolio outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                 Year Ended December 31,
                                                           Six Months Ended   -----------------------------
                                                            June 30, 1999     1998    1997    1996    1995
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..................      $1.00         $1.00   $1.00   $1.00   $1.00
                                                                -----         -----   -----   -----   -----
Net Investment Income.....................................       .021          .049    .049    .048   .0533
Less Distributions from Net Investment Income.............       .021          .049    .049    .048   .0533
                                                                -----         -----   -----   -----   -----
Net Asset Value, End of the Period........................      $1.00         $1.00   $1.00   $1.00   $1.00
                                                                =====         =====   =====   =====   =====
Total Return*.............................................      2.16%**       5.02%   5.06%   4.89%   5.46%
Net Assets at End of the Period (In millions).............      $25.6         $26.7   $19.7   $19.6   $21.6
Ratio of Expenses to Average Net Assets*..................       .60%          .60%    .60%    .60%    .60%
Ratio of Net Investment Income to Average Net Assets*.....      4.31%         4.88%   4.95%   4.78%   5.33%
 * If certain expenses had not been assumed by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
Ratio of Expenses to Average Net Assets...................       .93%          .99%    .98%   1.29%    .93%
Ratio of Net Investment Income to Average Net Assets......      3.98%         4.49%   4.57%   4.10%   5.00%

**Non-annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company comprised of eleven Portfolios: Asset Allocation Portfolio ("Asset Allocation"), Comstock Portfolio(1) ("Comstock"), Domestic Income Portfolio ("Domestic Income"), Emerging Growth Portfolio(1) ("Emerging Growth"), Enterprise Portfolio(1) ("Enterprise"), Global Equity Portfolio ("Global Equity"), Government Portfolio ("Government"), Growth and Income Portfolio(1) ("Growth and Income"), Money Market Portfolio ("Money Market"), Morgan Stanley Real Estate Securities Portfolio(1) ("Real Estate") and Strategic Stock Portfolio(1) ("Strategic Stock") (collectively the "Portfolios"). Each Portfolio is accounted for as a separate entity.

    The goals of the Portfolios are as follows: Asset Allocation seeks a high total investment return consistent with prudent risk; Comstock seeks capital growth and income through investments in equity securities including common and preferred stocks and securities convertible into common and preferred stocks. Domestic Income seeks income as its primary objective and capital appreciation as a secondary objective; Emerging Growth seeks capital appreciation by investing principally in common stocks of small and medium sized companies; Enterprise seeks capital appreciation by investing principally in common stocks; Global Equity seeks long-term growth of capital through an internationally diversified portfolio of equity securities of any nation, including the United States; Government seeks high current return consistent with preservation of capital; Growth and Income seeks long-term growth of capital and income by investing primarily in income-producing equity securities including common stocks and convertible securities; Money Market seeks protection of capital and high current income by investing in short-term money market instruments; Real Estate seeks long-term growth of capital by investing principally in securities of companies operating in the real estate industry; and Strategic Stock seeks an above average total return consistent with the preservation of invested capital, by investing primarily in a portfolio of dividend paying equity securities included in the Dow Jones Industrial Average or the Morgan Stanley Capital International USA Index.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Fixed income investments are valued by independent pricing services or dealers using the mean of the bid and asked prices. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost. For Money Market, all investments are valued at amortized cost.

    Domestic Income's investments include lower rated and unrated debt securities which may be more susceptible to a decline in value due to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 33% of Domestic Income's net assets at June 30, 1999.

---------------

    (1) These Portfolios are included under a separate cover.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

    The Portfolios may invest in repurchase agreements which are short-term investments in which the Portfolios acquire ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolios may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolios will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolios.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. ORGANIZATIONAL COSTS--Global Equity has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Portfolio's organization in the amount of $6,828. These costs are being amortized on a straight line basis over the 60 month period ending July 2, 2000. The Adviser has agreed that in the event any of the initial shares of the Portfolio originally purchased by Van Kampen are redeemed during the amortization period, the Portfolio will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Each Portfolio intends to utilize provisions of the federal income tax laws which allow each Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. The following table presents the capital loss carryforward at December 31, 1998 along with its expiration dates. The table also presents the identified cost of investments at June 30, 1999 for federal income tax

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

purposes with the associated gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation on investments.

                                                            ASSET        DOMESTIC        GLOBAL
                                                         ALLOCATION       INCOME         EQUITY
--------------------------------------------------------------------------------------------------
Realized capital loss carryforward...................             --    $ 1,171,850    $     5,428
Expiration dates of capital loss carryforward........             --      1999-2006           2006
Amount expiring on 12/31/99..........................             --    $   409,491             --
Identified cost......................................    $51,091,188    $17,537,337    $ 2,290,997
Gross unrealized appreciation........................      6,043,152        336,004      1,258,713
Gross unrealized depreciation........................      1,237,283        765,972         85,935
Net unrealized appreciation/depreciation.............      4,805,869       (429,968)     1,172,778

                                                                                  MONEY
                                                                GOVERNMENT       MARKET
------------------------------------------------------------------------------------------
Realized capital loss carryforward..........................    $ 7,323,324    $     1,725
Expiration dates of capital loss carryforward...............      2000-2004      2003-2006
Amount expiring on 12/31/99.................................             --             --
Identified cost.............................................    $64,762,661    $25,575,256
Gross unrealized appreciation...............................        568,210             --
Gross unrealized depreciation...............................      1,190,687             --
Net unrealized appreciation/depreciation....................       (622,477)            --

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

F. DISTRIBUTION OF INCOME AND GAINS--Money Market declares dividends from net investment income and net realized gain/loss on each business day. Asset Allocation, Domestic Income, Global Equity and Government declare dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

G. FOREIGN CURRENCY TRANSLATION--The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates. Income and expenses are translated at prevailing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

H. EXPENSE REDUCTIONS--During the six months ended June 30, 1999, custody fees were reduced by the following amounts as a result of credits earned on overnight cash balances:

                                              ASSET      DOMESTIC   GLOBAL                MONEY
                                            ALLOCATION    INCOME    EQUITY   GOVERNMENT   MARKET
------------------------------------------------------------------------------------------------
Credits earned on overnight cash
  balances................................    $2,176      $2,075    $  -0-     $2,209     $  -0-

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly based upon the average daily net assets as follows:

-------------------------------------------------------------------
Asset Allocation, Domestic Income, Enterprise, Government
and Money Market (based upon their combined net assets)
     First $500 million.....................................   .50%
     Next $500 million......................................   .45%
     Over $1 billion........................................   .40%
     (The resulting fee is prorated to each of these
     Portfolios based upon their respective average daily net
     assets.)
Global Equity...............................................  1.00%

    In relation to Global Equity, the Adviser has entered into a subadvisory agreement, dated April 1, 1997 with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser") to provide advisory services to the Portfolio and the Adviser with respect to the Portfolio's investments. For these services, the Adviser pays 50% of its advisory fees to the Subadviser.

    Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of Asset Allocation, Domestic Income, Government or Money Market, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolios for all expenses as a percent of average daily net assets in excess of the following:

-------------------------------------------------------------------
Asset Allocation, Domestic Income, Government and Money
Market......................................................   .60%
Global Equity...............................................  1.20%

    Other transactions with affiliates during the six months ended June 30, 1999 were as follows:

                                                           ASSET          DOMESTIC       GLOBAL
                                                         ALLOCATION        INCOME        EQUITY
------------------------------------------------------------------------------------------------
Accounting.........................................       $13,100          $7,300        $11,200
Shareholder servicing agent's fees.................         7,500           7,500          7,500
Legal (Skadden Arps)...............................         1,900           1,100            200

                                                                                  MONEY
                                                                  GOVERNMENT      MARKET
----------------------------------------------------------------------------------------
Accounting..................................................       $14,900        $8,700
Shareholder servicing agent's fees..........................         7,800         7,500
Legal (Skadden Arps)........................................         1,500         1,200

    Accounting services are provided by Van Kampen at cost. Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolios. Transfer agency fees are determined

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

through negotiations with the Portfolios' Board of Trustees and are based on competitive benchmarks. Legal services are provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolios, of which a trustee of the Portfolios is an affiliated person.

    Certain officers and trustees of the Portfolios are also officers and directors of Van Kampen. The Portfolios do not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolios provide deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500 per portfolio.

    At June 30, 1999, Van Kampen owned 95,241 shares of Global Equity.

3. CAPITAL TRANSACTIONS

    For the six months ended June 30, 1999, share transactions were as follows:

                                                             ASSET        DOMESTIC        GLOBAL
                                                          ALLOCATION       INCOME         EQUITY
--------------------------------------------------------------------------------------------------
Beginning Shares.........................................   4,591,957      2,048,609       253,694
Sales....................................................      83,035        390,993         8,277
Dividend Reinvestment....................................     680,053        155,098           406
Repurchases..............................................    (577,965)      (421,315)      (24,964)
                                                          -----------    -----------    ----------
Ending Shares............................................   4,777,080      2,173,385       237,413
                                                          ===========    ===========    ==========
Capital at 6/30/99....................................... $46,712,526    $18,314,534    $2,291,442
                                                          ===========    ===========    ==========

                                                                               MONEY
                                                             GOVERNMENT       MARKET
---------------------------------------------------------------------------------------
Beginning Shares............................................   5,947,274     26,709,716
Sales.......................................................     530,711     12,244,254
Dividend Reinvestment.......................................     305,002        607,770
Repurchases.................................................    (552,015)   (13,940,744)
                                                             -----------    -----------
Ending Shares...............................................   6,230,972     25,620,996
                                                             ===========    ===========
Capital at 6/30/99.......................................... $62,709,811    $25,620,996
                                                             ===========    ===========

    At June 30, 1999, with the exception of Van Kampen's ownership of shares of certain portfolios, two insurance companies or their separate accounts were record owners of all but a de minimus number of the shares of each Portfolio.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the year ended December 31, 1998, share transactions were as follows:

                                                             ASSET        DOMESTIC        GLOBAL
                                                          ALLOCATION       INCOME         EQUITY
--------------------------------------------------------------------------------------------------
Beginning Shares.........................................   5,314,563      2,084,276       270,266
Sales....................................................     330,901        719,808        64,891
Dividend Reinvestment....................................     153,034          5,259         2,004
Repurchases..............................................  (1,206,541)      (760,734)      (83,467)
                                                          -----------    -----------    ----------
Ending Shares............................................   4,591,957      2,048,609       253,694
                                                          ===========    ===========    ==========
Capital at 12/31/98...................................... $44,946,853    $17,202,927    $2,502,119
                                                          ===========    ===========    ==========

                                                                               MONEY
                                                             GOVERNMENT        MARKET
----------------------------------------------------------------------------------------
Beginning Shares............................................   5,892,077      19,740,568
Sales.......................................................   1,196,357      31,396,945
Dividend Reinvestment.......................................      58,944       1,061,846
Repurchases.................................................  (1,200,104)    (25,489,643)
                                                             -----------    ------------
Ending Shares...............................................   5,947,274      26,709,716
                                                             ===========    ============
Capital at 12/31/98......................................... $60,130,308    $ 26,709,716
                                                             ===========    ============

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, including principal paydowns and excluding forward commitment transactions and short-term investments, were:

                                                  ASSET       DOMESTIC     GLOBAL
                                               ALLOCATION      INCOME      EQUITY    GOVERNMENT
------------------------------------------------------------------------------------------------
Purchases....................................  $17,947,314   $2,486,293   $ 48,558   $16,603,671
Sales........................................   27,680,420    2,045,943    221,559    22,648,045

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolios have a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolios against possible changes in the market value of its portfolio, manage the Portfolio's effective yield, foreign currency exposure, maturity and duration or to generate potential gain. All of the Portfolios' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract.

    Summarized below are the specific types of derivative financial instruments used by the Portfolios.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The fixed income Portfolios generally invest in futures on U.S. Treasury Bonds and Notes. The equity Portfolios generally invest in S&P 500 Index Futures. Upon entering into futures contracts, the Portfolios maintain, in a segregated account with its custodian, cash or liquid securities with a value equal to its

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
    Transactions in futures contracts for the six months ended June 30, 1999, were as follows:

                                                              NUMBER OF
                                                              CONTRACTS
                         GOVERNMENT                           ----------
------------------------------------------------------------------------
Outstanding at December 31, 1998............................      154
Futures Opened..............................................      717
Futures Closed..............................................     (798)
                                                                 ----
Outstanding at June 30, 1999................................       73
                                                                 ====

    The futures contracts outstanding at June 30, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                           UNREALIZED
                                                             NUMBER OF    APPRECIATION/
                                                             CONTRACTS    DEPRECIATION
---------------------------------------------------------------------------------------
GOVERNMENT
  LONG CONTRACTS
     U.S. Treasury Bonds--Sep 1999
       (Current notional value of $115,906 per contract)....     48         $(39,384)
  SHORT CONTRACTS
     5-year U.S. Treasury Notes--Sep 1999
       (Current notional value of $109,000 per contract)....     15             (589)
     10-year U.S. Treasury Notes--Sep 1999
       (Current notional value of $111,188 per contract)....     10            5,857
                                                                ---         --------
                                                                 73         $(34,116)
                                                                ===         ========

B. FORWARD COMMITMENTS--Domestic Income, Global Equity, and Government may trade certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Portfolio and dealers. Upon executing a forward commitment and during the period of obligation, the Portfolio maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Portfolio is to accept delivery of a security traded under a forward bond purchase commitment, the commitment is recorded as a long-term purchase. For forward bond purchase commitments for which security settlement is not intended by the Portfolio, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. During the term of the commitment, the Portfolio may sell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In addition, the Portfolio may occasionally close such forward commitments prior to delivery. Risks may arise as a result of the potential liability of the counterparties to meet the terms of their contracts. The Portfolio's market exposure from these positions is equal to the Current Value noted below.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    The forward currency contracts outstanding as of June 30, 1999 are as follows:

                                                                              UNREALIZED
                                                                CURRENT      APPRECIATION/
                        DESCRIPTION                              VALUE       DEPRECIATION
------------------------------------------------------------------------------------------
GLOBAL EQUITY
  LONG CONTRACTS
  Australian Dollar, 46,271 expiring 07/01/99...............    $30,588         $  632
                                                                =======
  SHORT CONTRACTS
  Australian Dollar, 46,271 expiring 07/01/99...............    $30,588         (1,588)
                                                                =======         ------
                                                                                $ (956)
                                                                                ======

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Small Cap Value
   Technology
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
Senior Loan Funds
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                        VAN KAMPEN LIFE INVESTMENT TRUST

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISOR
(GLOBAL EQUITY PORTFOLIO)

MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1585 Broadway
New York, NY 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Portfolios could be adversely affected if the computer systems used by the Portfolio's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Portfolio's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Portfolio's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Portfolio. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Portfolio may invest that, in turn, may adversely affect the net asset value of the Portfolio. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Portfolio's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.